UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CADENCE DESIGN SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

The 2019 Annual Meeting of Stockholders of CADENCE DESIGN SYSTEMS, INC., a Delaware corporation, will be held as follows:

When:	Where:

May 2, 2019 1:00 p.m. Pacific Time	Cadence San Jose Campus 2655 Seely Avenue, Building 10 San Jose, California 95134

Items of Business:

The purpose of the 2019 Annual Meeting of Stockholders is to consider and take action on the following:

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To elect the nine directors named in the proxy statement to serve until the 2020 Annual Meeting of Stockholders and until their successors are elected and qualified, or until the directors’ earlier death, resignation or removal.

2.	To approve the amendment of the Omnibus Equity Incentive Plan.

3.	To approve the amendment of the Restated Certificate of Incorporation to eliminate supermajority vote requirements for specified corporate actions.

4.	To vote on an advisory resolution to approve named executive officer compensation.

5.	To ratify the selection of KPMG LLP as the independent registered public accounting firm of Cadence for its fiscal year ending December 28, 2019.

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Record Date:

Holders of Cadence Design Systems, Inc. common stock at the close of business on March 4, 2019 are entitled to notice of and to vote at the 2019 Annual Meeting of Stockholders and any adjournment or postponement thereof.

How to Vote:

Your vote is important to us. Please cast your vote promptly via the internet, telephone or mail. Specific instructions on how to vote via the internet, telephone or mail or in person are included in the Notice of Internet Availability of Proxy Materials and on the proxy card.

By Order of the Board of Directors,

James J. Cowie

Sr. Vice President, General Counsel and Secretary

San Jose, California

March     , 2019

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING

QUESTIONS AND ANSWERS RELATING TO PROXY MATERIALS

1.	Why am I receiving these proxy materials?

The enclosed proxy is solicited on behalf of the Board of Directors of Cadence Design Systems, Inc., a Delaware corporation, for the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 2, 2019, at 1:00 p.m. Pacific Time, or at any adjournment or postponement thereof. The purpose of the Annual Meeting is set forth in this proxy statement and in the accompanying notice of annual meeting.

The Annual Meeting will be held in Building 10 of Cadence’s offices located at 2655 Seely Avenue, San Jose, California 95134.

This proxy statement contains important information to consider when deciding how to vote on the matters brought before the Annual Meeting. Stockholders entitled to vote at the Annual Meeting are encouraged to read it carefully.

Cadence intends to publish this proxy statement on the investor relations page of its website at www.cadence.com/cadence/investor_relations on or about March     , 2019.

2.	How may I obtain Cadence’s annual report on Form 10-K?

A copy of Cadence’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018 is available free of charge on the internet from the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov and on the investor relations page of Cadence’s website at www.cadence.com/cadence/investor_relations.

3.	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials? How may I obtain a paper copy of the proxy materials?

Pursuant to the rules adopted by the SEC, Cadence is furnishing proxy materials to its stockholders primarily via the internet, rather than mailing paper copies of these materials to each stockholder. This process expedites stockholders’ receipt of the proxy materials, lowers the costs of the Annual Meeting and helps conserve natural resources.

On or about March     , 2019, Cadence will mail to each stockholder (other than those stockholders who previously had requested electronic or paper delivery of the proxy materials) a Notice of Internet Availability of Proxy Materials that contains instructions on how to access and review the proxy materials (including Cadence’s proxy statement and annual report) on the internet and how to access a proxy card to vote on the internet or by telephone.

If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

4.	How can I access the proxy materials over the internet?

Your Notice of Internet Availability of Proxy Materials will contain instructions on how to access and view the proxy materials on the internet and how to request a paper copy of the proxy materials.

The proxy materials are also available on Cadence’s website at the following address: www.cadence.com/cadence/investor_relations.

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5.	I received one copy of the proxy materials. May I get additional copies?

You may request additional copies of Cadence’s Notice of Internet Availability of Proxy Materials and proxy materials by writing to Cadence’s Corporate Secretary at Cadence’s corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134, by calling Cadence’s Investor Relations Group at (408) 944-7100 or by emailing the Investor Relations Group at investor_relations@cadence.com.

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What if I received a notice from my broker stating that it will be “householding” deliveries to my address? What if I received more than one copy of the Notice of Internet Availability of Proxy Materials and proxy materials?

SEC rules permit companies and intermediaries, such as brokers, to deliver a single copy of certain proxy materials to certain stockholders who share the same address, a practice referred to as “householding.” Some banks, brokers and other nominees will be householding Cadence’s Notice of Internet Availability of Proxy Materials and proxy materials for stockholders who do not participate in electronic delivery of proxy materials, unless contrary instructions are received from the affected stockholders. Once you have received notice from your broker or other nominee holder of your Cadence common stock that the broker or other nominee will be householding the Notice of Internet Availability of Proxy Materials or proxy materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials and proxy materials, or if you are receiving multiple copies of the Notice of Internet Availability of Proxy Materials and proxy materials and wish to receive only one copy, please notify your broker or other nominee holder of your Cadence common stock. If you received a single set of proxy materials as a result of householding by your broker and you would like to receive separate copies of such materials, you may also submit a request to Cadence’s Corporate Secretary at Cadence’s corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134, by calling Cadence’s Investor Relations Group at (408) 944-7100 or by emailing the Investor Relations Group at investor_relations@cadence.com.

QUESTIONS AND ANSWERS RELATING TO VOTING

7.	Who may vote at the Annual Meeting?

You may vote if you owned shares of Cadence common stock, $0.01 par value per share, as of the close of business on March 4, 2019, which is the Record Date for the Annual Meeting. At the close of business on the Record Date, Cadence had 281,186,212 shares of common stock outstanding and entitled to vote.

Each share outstanding on the Record Date is entitled to one vote at the Annual Meeting. You are entitled to vote shares that are (i) held directly in your name or (ii) held for you as the beneficial owner in a brokerage account or through a broker, bank or other nominee rather than directly in your name.

8.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If you own shares of Cadence common stock that are registered directly in your name with Cadence’s transfer agent, Computershare Limited, you are considered the “stockholder of record” of those shares of Cadence common stock.

If you own shares of Cadence common stock that are held through a broker, bank or other nominee (that is, “in street name”), you are considered the “beneficial owner” of those shares of Cadence common stock. In that case, your broker, bank or other nominee is considered the “stockholder of record” with respect to those shares of Cadence common stock and should be forwarding the proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote those shares of Cadence common stock.

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9.	How do I vote my shares if I am a stockholder of record?

If you are a stockholder of record as of the close of business on the Record Date, you have three options for submitting your vote prior to the Annual Meeting: (i) via the internet, (ii) by telephone or (iii) by mail (by completing, signing, dating and mailing a paper proxy card, which a stockholder can request as outlined in the Notice of Internet Availability of Proxy Materials).

If you attend the Annual Meeting, you may also submit your vote in person, in which case any votes that were previously submitted – whether via the internet, telephone or mail – will be superseded by the vote that is cast at the Annual Meeting.

Whether your proxy is submitted via the internet, telephone or mail, if it is properly completed and submitted and if it is not revoked prior to the Annual Meeting, the shares will be voted at the Annual Meeting in the manner set forth in this proxy statement or as otherwise specified by you.

10.	How do I vote my shares if I am a beneficial owner through a broker, bank or other nominee?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote, and you are also invited to attend the Annual Meeting. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Shares of Cadence common stock held through a broker, bank or other nominee may be voted in person at the Annual Meeting by you only if you obtain a valid proxy from your broker, bank or other nominee giving you the right to vote the shares.

11.	What is the vote required to pass each of the proposals?

Proposal 1 – regarding the election of directors, each director must receive a majority of the votes cast (the number of shares voted “for” a director must exceed the number of votes cast “against” that director), provided that in a contested election, each director must be elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting.

Proposals 2, 4 and 5 – the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or represented by proxy and entitled to vote, is required.

Proposal 3 – regarding the amendment of the Restated Certificate of Incorporation, the affirmative vote of holders of not less than a majority of the outstanding voting stock of Cadence is required.

12.	Who will bear the cost of this proxy solicitation?

Cadence will bear the entire cost of soliciting proxies, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders by Cadence in connection with the matters to be voted on at the Annual Meeting.

Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of Cadence common stock beneficially owned by others for forwarding to the beneficial owners. Cadence will reimburse persons representing beneficial owners of Cadence common stock for their costs of forwarding solicitation materials to the beneficial owners.

The solicitation of proxies through this proxy statement may be supplemented by telephone, facsimile and use of the internet or personal solicitation by directors, officers or other employees of Cadence and by Georgeson LLC. Cadence has retained Georgeson LLC to solicit proxies for an aggregate fee of approximately $10,500, plus reasonable expenses. No additional compensation will be paid to directors, officers or other employees of Cadence or any of its subsidiaries for their services in soliciting proxies.

13.	What are broker non-votes and how are the broker non-votes counted?

Broker non-votes include shares for which a bank, broker or other nominee (i.e., record holder) has not received voting instructions from the beneficial owner and for which the record holder does not have discretionary power to vote on a particular matter. Broker non-votes are counted as present for purposes

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of determining the presence of a quorum, but how broker non-votes affect the outcome of a vote differs based on the proposal.

Proposals 1, 2, 4 and 5 – broker non-votes will have no effect on voting on such proposals.

Proposal 3 – regarding the amendment of the Restated Certificate of Incorporation, broker non-votes will have the same effect as a vote against that proposal.

14.	When does a broker have discretion to vote my shares?

Under the rules that govern brokers who are record holders of shares that are held in brokerage accounts for the beneficial owners of the shares, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on routine matters but have no discretion to vote such uninstructed shares on non-routine matters.

Proposal 1 – regarding the election of directors, Proposal 2 – regarding the approval of the amendment of the Omnibus Equity Incentive Plan, Proposal 3 – regarding the approval of the amendment of the Restated Certificate of Incorporation and Proposal 4 – regarding an advisory resolution to approve named executive officer compensation are all considered non-routine matters. Therefore, unless you provide voting instructions to any broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on Proposals 1, 2, 3 or 4.

Proposal 5 – regarding the ratification of the selection of Cadence’s independent registered public accounting firm is considered a routine matter and brokers are therefore permitted to vote shares held by them without instruction from beneficial owners.

15.	How are abstentions counted?

Abstentions are counted as present for purposes of determining the presence of a quorum, but how abstentions affect the outcome of a vote differs based on the proposal.

Proposal 1 – regarding the election of directors, abstentions count neither as a vote “for” nor a vote “against” a director.

Proposals 2, 3, 4 and 5 – abstentions will have the same effect as a vote against that proposal.

16.	Can I change a vote I have previously cast?

If you are a stockholder of record, you may change or withdraw your proxy at any time before it is actually voted, irrespective of whether your proxy was submitted via the internet, telephone or mail. Your proxy may be revoked by providing a written notice of revocation or a duly executed proxy bearing a later date to Cadence’s Corporate Secretary at Cadence’s corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, be sufficient to revoke a proxy.

If you are a beneficial owner who holds your stock through a bank, broker or other nominee, you must contact the bank, broker or other nominee that holds your shares for specific instructions on how to change or revoke your vote.

17.	How does the Board of Directors recommend that I vote?

The Board of Directors of Cadence (the “Board”) recommends that you vote:

Proposal 1:   FOR the election of each of the nine director nominees named in this proxy statement;

Proposal 2:   FOR the approval of the amendment of the Omnibus Equity Incentive Plan;

Proposal 3:   FOR the approval of the amendment of the Restated Certificate of Incorporation;

Proposal 4:   FOR the advisory resolution to approve named executive officer compensation; and

Proposal 5:   FOR the ratification of the selection of Cadence’s independent registered public accounting firm.

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QUESTIONS AND ANSWERS RELATING TO THE ANNUAL MEETING

18.	What constitutes a quorum for the Annual Meeting?

The presence, in person or by proxy, of a majority of the shares of Cadence common stock outstanding and entitled to vote on the Record Date is required for a quorum at the Annual Meeting.

19.	Who may attend the Annual Meeting in person?

Stockholders at the close of business on the Record Date as described above, as well as holders of a valid proxy for the Annual Meeting, are entitled to attend the Annual Meeting. Such individuals should be prepared to present government-issued photo identification, such as a valid driver’s license or passport, and proof of Cadence stock ownership at the close of business on the Record Date. Stockholders who were not stockholders of record at the close of business on the Record Date but hold shares through a bank, broker or other nominee on the Record Date should be prepared to present proof of beneficial ownership at the close of business on the Record Date, such as an account statement or similar evidence of ownership. Stockholders will be admitted to the Annual Meeting if they comply with these procedures.

20.	Who is the inspector of elections for the Annual Meeting?

Computershare has been appointed as the inspector of elections for the Annual Meeting. All votes will be tabulated by a representative of Computershare. This representative will also separately tabulate affirmative and negative votes, abstentions and broker non-votes.

QUESTIONS AND ANSWERS RELATING TO STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

21.	Can stockholders submit proposals for inclusion in Cadence’s proxy materials for the next annual meeting?

Stockholder proposals must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and must be submitted in writing to Cadence’s Corporate Secretary at Cadence’s corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134 and received no later than November     , 2019 to be included in the proxy statement and form of proxy relating to the 2020 Annual Meeting of Cadence stockholders.

22.	Can stockholders nominate directors for inclusion in Cadence’s proxy materials for the next annual meeting?

Cadence’s Bylaws provide that, under certain circumstances, director candidates nominated by a stockholder or group of stockholders may be included in Cadence’s annual meeting proxy materials. These proxy access provisions of Cadence’s Bylaws provide, among other things, that a stockholder or group of no more than 20 stockholders seeking to include director candidates in Cadence’s proxy materials must own at least 3% of Cadence’s outstanding shares of common stock continuously for at least the previous three years. The number of stockholder-nominated candidates to be included in any set of proxy materials cannot exceed the greater of two individuals or 20% of the number of directors (rounded down to the nearest whole number), which number may be reduced under certain circumstances, as described in Cadence’s Bylaws. The nominating stockholder or group of stockholders must also deliver the information required by Cadence’s Bylaws and satisfy the other applicable requirements of Cadence’s Bylaws, and each nominee must meet the qualifications set forth in Cadence’s Bylaws.

Notices to include stockholder-nominated candidates in Cadence’s proxy materials for the 2020 Annual Meeting of stockholders must be submitted in writing to Cadence’s Corporate Secretary at Cadence’s corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134 no later than the close of business on January 3, 2020 and no earlier than the close of business on December 4, 2019, and must otherwise satisfy the requirements set forth in Cadence’s Bylaws. However, if the date of the 2020 Annual Meeting of Cadence stockholders changes by more than 30 days from the first anniversary

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of the 2019 Annual Meeting, nomination notices must be submitted in writing to Cadence’s Corporate Secretary no later than the close of business on the tenth day following the first public announcement of the date of the meeting.

23.

What is the deadline for stockholders to submit director nominations or other proposals for consideration at the next annual meeting that stockholders do not seek to include in Cadence’s proxy materials?

For director nominations or other business proposals that the stockholder does not seek to include in Cadence’s 2020 proxy materials pursuant to the proxy access provisions set forth in Cadence’s Bylaws or Rule 14a-8 under the Exchange Act, the nominations or proposals must be submitted in writing to Cadence’s Corporate Secretary at Cadence’s corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134 no later than the close of business on February 2, 2020 and no earlier than the close of business on January 3, 2020, and must otherwise satisfy the requirements set forth in Cadence’s Bylaws. However, if the date of the 2020 Annual Meeting of Cadence stockholders changes by more than 30 days from the first anniversary of the 2019 Annual Meeting, any such stockholder proposals or nominations must be submitted in writing to Cadence’s Corporate Secretary no later than the close of business on the tenth day following the first public announcement of the date of the meeting.

If the stockholder does not also comply with the requirements of Rule 14a-4 under the Exchange Act, Cadence may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination submitted by a stockholder.

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CORPORATE GOVERNANCE

LETTER FROM THE CHAIRMAN OF THE BOARD

Dear Cadence stockholders:

My fellow members of the board of directors join me in thanking you for your investment in Cadence. I welcome this opportunity to communicate with you about several of the board’s priorities during the year. We see our role as representing your interests. In that regard, we provide oversight of Cadence in a manner that helps the company execute its business strategy and engage in prudent risk management in the dynamic, fast-moving environment in which it operates.

Business Strategy and Risk Management

The board discusses Cadence’s business strategy and risk throughout the year. In 2018, Cadence focused on innovating and launching new products, including the industry’s first silicon-proven, long-reach 112G SerDes IP in 7 nanometers. The company constantly reviews its strategy in light of technology trends such as artificial intelligence, cloud/data centers and 5G. Cadence continued to return significant value to stockholders as its System Design Enablement strategy provided a roadmap to deliver excellent operating results.

Ongoing Board and Management Succession Planning

Succession planning at the board and senior management levels are key priorities.

We discussed board refreshment at several meetings this past year. We are focused on ensuring that the board continues to be comprised of individuals with relevant expertise, integrity, experience, skills, judgment and diversity of background, and has the benefit of fresh perspectives that newer directors can bring.

We devote significant attention to management succession planning and talent development. We invite senior managers into the boardroom to help us understand their strengths and facilitate our plans for succession.

Focus on Corporate Governance Structures and Practices

Since Cadence joined the S&P 500 in late 2017, we have reviewed the company’s corporate governance in light of common practices at S&P 500 companies and alignment with Cadence’s needs. We have made appropriate adjustments and we are pleased that the company’s structures and practices are generally aligned with the best practices at S&P 500 companies and its peers.

As you will note, at this year’s annual meeting we are asking you to approve amendments to Cadence’s Certificate of Incorporation to eliminate supermajority voting requirements and replace them with a majority of outstanding stock voting standard. This elimination of supermajority voting requirements will bring Cadence’s practices more in line with common practice at S&P 500 companies and its peers.

Stockholder Engagement and Outreach

We have a robust stockholder outreach and engagement program whereby we communicate with key stockholders to better understand their viewpoints about Cadence’s strategy and governance practices and policies. Topics we have discussed with stockholders since the 2018 annual meeting include Cadence’s board composition and refreshment, culture and diversity of background, and executive compensation. Stockholders also have the opportunity to communicate their views at Cadence’s annual meeting or by writing to us at the address provided in the section of this proxy statement entitled “Communication with Directors.”

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We encourage you to read this proxy statement (including the board’s recommendations) and vote your shares, irrespective of whether you plan to attend the annual meeting in person. Your vote is important to us.

Thank you for your continued support of Cadence.

Sincerely,

John B. Shoven, Ph.D.

Chairman of the Board

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CORPORATE GOVERNANCE HIGHLIGHTS

Board:

✓ Independent director serving as Chair of the Board

✓ Majority independent directors – seven of the nine directors are independent

✓ Board’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee comprised entirely of independent directors

✓ Annual election of directors by majority votes cast in an uncontested election

✓ No classified Board structure

✓ Regular executive sessions of the Board with independent directors

✓ Annual Board and committee evaluations – overseen by Corporate Governance and Nominating Committee

✓ Annual CEO and senior leadership succession review

✓ Robust Code of Business Conduct

✓ Robust insider trading and related party transactions policies

✓ Committee authority to retain independent advisors

✓ Stock Ownership Guidelines – each non-employee director required to hold shares of Cadence common stock with a value equal to at least $320,000 within five years of initial appointment or election to the Board

✓ Direct Board engagement with stockholders and commitment by the Board and management to continued engagement with stockholders

✓ Board continuing education – new director orientation and continuing education on critical topics and issues

Stockholder Rights:	Compensation:

✓ No “poison pill” (stockholders’ rights plan) ✓ Action by written consent ✓ Proxy access

✓ Annual Say-on-Pay stockholder vote

✓ Clawback Policy

✓ Prohibition of hedging Cadence securities

✓ Stock Ownership Guidelines – each executive officer required to hold shares of Cadence common stock with a value equal to at least (i) three times annual base salary for the CEO and (ii) the annual base salary for all other executive officers, in each case within five years of appointment

CORPORATE GOVERNANCE PRACTICES

Cadence is governed by the Board and the committees of the Board, which meet throughout the year. Cadence and its Board are committed to sound corporate governance, which helps Cadence compete more effectively, sustain its success and build long-term stockholder value. The Board and management regularly review and evaluate Cadence’s corporate governance practices. Cadence’s corporate governance documents, including the charters of the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, the Finance Committee and the Strategy Committee, the Code of Business Conduct, the Related Party Transaction Policies and Procedures and the Board’s Corporate Governance Guidelines, are available on the corporate governance page of Cadence’s website at www.cadence.com. Paper copies of these documents are also available to stockholders upon written request directed to Cadence’s Corporate Secretary at Cadence’s corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134.

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Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which cover various topics relating to the Board and its activities, including the selection and composition of the Board, Board leadership, compensation of directors, responsibilities of directors, Board access to senior management and outside advisors, meeting procedures, Board and committee responsibilities and other matters. The Corporate Governance and Nominating Committee annually reviews the Corporate Governance Guidelines, which may be amended by the Board at any time, and were most recently amended in February 2019.

Code of Business Conduct

Cadence has adopted a Code of Business Conduct to provide standards for ethical conduct in dealing with customers, suppliers, agents, government officials and others. The Code of Business Conduct applies to Cadence’s directors, officers and employees (and those of its subsidiaries), including Cadence’s Chief Executive Officer and Chief Financial Officer. The Code of Business Conduct also applies to certain independent contractors and consultants who work at Cadence’s facilities or at Cadence’s direction. Compliance with the Code of Business Conduct is a condition to continued service or employment with Cadence. The Code of Business Conduct covers topics including integrity, confidentiality of assets and information, conflicts of interest, compliance with federal and state securities laws, employment practices, payment practices and compliance with competition, anti-corruption and other laws and regulations.

Any waiver of a provision of the Code of Business Conduct with respect to a director or an executive officer may only be made by the Board. Any waivers for other employees may be granted only by the CEO or the General Counsel or their respective designees. To the extent required under applicable SEC rules, Cadence will disclose material amendments to the Code of Business Conduct and any waiver of its provisions with respect to any director or executive officer by filing a Current Report on Form 8-K with the SEC or posting such information on its website at www.cadence.com.

Stock Ownership Guidelines

The Board has adopted Stock Ownership Guidelines for Cadence’s directors and executive officers to further align the interests of the directors and executive officers with the interests of stockholders and to reinforce Cadence’s commitment to sound corporate governance. Each non-employee member of the Board is required to hold shares of Cadence common stock with a value equal to at least $320,000 within five years of the date of his or her initial appointment or election to the Board. Cadence’s CEO is required to hold shares of Cadence common stock with a value equal to three times his or her annual base salary within five years of the date of his or her appointment, and Cadence’s other executive officers are required to hold shares of Cadence common stock with a value equal to his or her annual base salary within five years of the date of his or her appointment.

As of the Record Date, all directors and executive officers met the stock ownership guidelines applicable to them.

Anti-Hedging Policy

Cadence’s Securities Trading Policy restricts certain transactions in Cadence securities and prohibits Cadence’s directors, executive officers and all other Cadence employees (and their respective family and household members) from hedging their ownership of Cadence securities (regardless of whether such securities were granted as compensation or are otherwise held, directly or indirectly, by such employee or director), including by purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or trading in publicly traded options, puts, calls or other derivative instruments related to Cadence securities.

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BOARD OF DIRECTORS

BOARD MEMBERSHIP

The Board currently consists of nine members: Mark W. Adams, Susan L. Bostrom, James D. Plummer, Alberto Sangiovanni-Vincentelli, John B. Shoven, Roger S. Siboni, Young K. Sohn, Lip-Bu Tan and Mary Agnes Wilderotter.

DIRECTOR INDEPENDENCE

The Board determines director independence in accordance with the Corporate Governance Guidelines, which require that at least a majority of the Board be “independent directors” within the meaning of the listing standards of the Nasdaq Stock Market. To be “independent” under the Nasdaq listing standards, a director must not have a relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a Cadence director. In determining each director’s independence, the Board considers all relevant facts and circumstances in conjunction with the guidelines provided by the Nasdaq listing standards.

CURRENT INDEPENDENT DIRECTORS

Among the current members of the Board, the Board has determined that Mses. Bostrom and Wilderotter, Drs. Plummer, Sangiovanni-Vincentelli and Shoven, and Messrs. Adams and Siboni are independent directors within the meaning of the Nasdaq listing standards. Mr. Tan, the CEO of Cadence, and Mr. Sohn, the Corporate President and Chief Strategy Officer of Samsung Electronics, a customer of Cadence, are not deemed independent.

BOARD LEADERSHIP

Mr. Tan serves as CEO, and Dr. Shoven, an independent director, serves as Chair of the Board. The Board believes that at this time, Cadence and its stockholders are best served by this leadership structure because it is valuable to have a strong independent leader, separate from the CEO, assisting the Board in fulfilling its role of overseeing management and Cadence’s risk management practices. While the Corporate Governance Guidelines permit the roles of the Chair and the CEO to be filled by the same or different individuals, a lead independent director would be required if the roles were to be combined. This provides the Board with flexibility to determine whether the two roles should be combined in the future based on the Board’s assessment of Cadence’s needs and leadership from time to time.

PROCESS FOR SELECTING DIRECTOR NOMINEES AND CANDIDATES

The Corporate Governance and Nominating Committee evaluates and recommends director candidates for nomination by the full Board. The Corporate Governance and Nominating Committee regularly discusses and annually reviews as a committee and with the Board the appropriate skills and characteristics required of directors (such as integrity, experience, judgment, diversity of background, independence, ability to commit sufficient time and attention to Board activities, understanding of Cadence’s products, technologies and strategy, and the specific skills set forth under “Director Qualifications, Skills and Experience” below in Proposal 1) in the context of the current composition of the Board and its committees.

STOCKHOLDER RECOMMENDATIONS OF DIRECTOR CANDIDATES

Stockholders who wish to recommend a prospective nominee for the Board should notify Cadence’s Corporate Secretary or the Corporate Governance and Nominating Committee in writing with the supporting materials

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required by Cadence’s Bylaws as described under “Information About the Annual Meeting” above and any other material the stockholder considers necessary or appropriate. Only candidates recommended in accordance with these procedures are eligible to serve as directors. The Corporate Governance and Nominating Committee will evaluate any such candidates in the same manner as it evaluates candidates recommended from other sources.

DIRECTOR ATTENDANCE

During the fiscal year ended December 29, 2018, the Board held seven meetings, in addition to taking actions by unanimous written consent in lieu of a meeting. Each director attended at least 75% of the meetings of the Board and the committees on which he or she served that were held during the period for which he or she was a director or committee member during fiscal 2018. The Corporate Governance Guidelines encourage directors to attend the annual meeting of stockholders, and all of Cadence’s then-serving directors attended the 2018 annual meeting of Cadence stockholders.

INDEPENDENT DIRECTOR MEETINGS

Pursuant to the Corporate Governance Guidelines, Cadence’s independent directors meet separately at least twice each year and Dr. Shoven, as the Chair of the Board and an independent director, presides over meetings of the independent directors.

BOARD EVALUATIONS

The Board is committed to reviewing its performance through an annual evaluation process. Through the evaluations, the Board assesses its processes, meetings, planning and overall effectiveness. The directors provide feedback on the Board and its committees through questionnaires and interviews with an independent third party. The independent third party reviews the results and feedback provided by the directors and follows up with the directors regarding their evaluations. At a Board meeting each year, the independent third party, with the Chair of the Board and the Chair of the Corporate Governance and Nominating Committee, presents the findings to the Board. Any findings that require additional consideration are addressed at subsequent Board and committee meetings.

BOARD SUCCESSION PLANNING

Board succession planning is a regular topic for discussion at Board meetings. In October 2018, the Board formed a subcommittee of the Corporate Governance and Nominating Committee to assist the Board to further develop its approach to Board succession planning, with a focus on ensuring that the Board has the expertise, integrity, experience, skills, judgment and diversity of background needed to govern Cadence now and in the future.

CEO AND MANAGEMENT SUCCESSION PLANNING

The Board is actively engaged and involved in the succession planning of Cadence’s management. The Compensation Committee regularly discusses and annually reports to the Board with respect to CEO succession planning, including policies for CEO selection and succession in the event of incapacitation, emergency situations, operational needs, retirement or removal of the CEO and evaluations of and development plans for any potential successors to the CEO. In addition, the Compensation Committee, in consultation with the CEO, regularly discusses and annually reviews senior leadership succession planning and reports to the Board with respect to Cadence’s management development program and succession planning.

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BOARD RISK OVERSIGHT

The Board exercises its risk oversight function through the Board as a whole and through certain of its committees. The Board and the relevant committees seek to understand and oversee the most critical risks facing Cadence. The Board does not view risk in isolation, but considers risk as part of its regular consideration of business decisions and business strategy. The Board as a whole has the ultimate responsibility for the oversight of risk management but has delegated the oversight of certain risks to the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee set forth in the table below.

Committee	Primary Areas of Risk Oversight

Audit Committee	Cadence’s financial condition, financial statements, financial reporting process, accounting, internal control and cybersecurity matters

Compensation Committee	Cadence’s overall compensation and senior leadership succession planning practices, policies and programs

Corporate Governance and Nominating Committee

Cadence’s corporate governance, the composition, structure and evaluation of, and succession planning for, the Board and its committees, and review and approval of related party policy and transactions

The Board and the relevant committees review with Cadence’s management the risk management practices for which they have oversight responsibility. Since overseeing risk is an ongoing process and inherent in Cadence’s strategic decisions, the Board and the relevant committees also discuss risk throughout the year in relation to specific proposed actions.

STOCKHOLDER ENGAGEMENT

The Board is committed to active engagement with Cadence stockholders. In addition to Cadence management’s regular engagement with Cadence stockholders throughout 2018, the Chair of the Board, the General Counsel and the Treasurer, on behalf of the Board, met with a number of Cadence stockholders to obtain feedback on key topics, including corporate governance and executive compensation. The Board and Cadence management intend to continue to engage with Cadence stockholders in 2019.

COMMUNICATION WITH DIRECTORS

Stockholders interested in communicating directly with the Board may do so by sending a letter to the following address:

Cadence Design Systems, Inc.

Board of Directors

c/o the Office of the Corporate Secretary

2655 Seely Avenue, Building 5

San Jose, California 95134

The Corporate Secretary will review the correspondence and will transmit such communications as soon as practicable to the identified director addressee(s), unless there are legal or other considerations that mitigate against further transmission of the communication, as determined by the Corporate Secretary. In that regard, certain items that are unrelated to the duties and responsibilities of the Board will not be forwarded by the Corporate Secretary, such as business solicitations or advertisements, junk mail and mass mailings, new product suggestions, product complaints, product inquiries, resumes and other forms of job inquiries, spam and surveys. In addition, material that the Corporate Secretary determines is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that the Board or individual directors so addressed will be advised of any communication withheld for legal or other considerations as soon as practicable.

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COMMITTEES OF THE BOARD

The Board currently has the following committees: Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, Finance Committee and Strategy Committee. Each of these committees has a written charter that is approved by the Board and available on the corporate governance page of Cadence’s website at www.cadence.com.

The current members and chairs of the committees are identified in the following table:

Director	Audit	Compensation	Corporate Governance and Nominating	Finance	Strategy

Mark W. Adams		✓	✓		✓

Susan L. Bostrom		✓	✓

James D. Plummer	✓	✓

Alberto Sangiovanni-Vincentelli			✓		✓

John B. Shoven	✓		✓	✓

Roger S. Siboni			✓	✓

Young K. Sohn					✓

Lip-Bu Tan					✓

Mary Agnes Wilderotter			✓		✓

Committee Chair ✓ Member

Audit Committee

The Board has determined that all three members of the Audit Committee are “independent” as defined by the Nasdaq listing standards applicable to audit committee members and Rule 10A-3 of the Exchange Act. The Board has also determined that Dr. Shoven and Mr. Siboni are “audit committee financial experts” as defined in rules promulgated by the SEC.

The Audit Committee charter was last amended in February 2019 and complies with the Nasdaq listing standards. The duties and responsibilities of the Audit Committee include:

•	Appointing, retaining, compensating, evaluating, overseeing and terminating Cadence’s independent registered public accounting firm;

•	Pre-approving all audit and permissible non-audit services to be provided by the independent registered public accounting firm and establishing policies and procedures for such pre-approval;

•

Reviewing and discussing with the independent registered public accounting firm all relationships or services between Cadence and the independent registered public accounting firm that may impact the objectivity and independence of the independent registered public accounting firm;

•	Reviewing audit procedures, the results of the annual audit and any audit problems, difficulties or disagreements;

•

Reviewing Cadence’s annual and quarterly financial statements, annual reports on Form 10-K and quarterly reports on Form 10-Q, and recommending to the Board whether the financial statements should be included in Cadence’s annual report on Form 10-K;

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•

Reviewing and discussing the adequacy and effectiveness of Cadence’s internal controls, disclosure controls and procedures and practices with respect to risk assessment and risk management as it relates to financial reporting and cybersecurity; and

•

Establishing and overseeing procedures for the receipt, retention and treatment of complaints received by Cadence regarding accounting, internal controls, auditing or violations of federal securities law matters.

The Audit Committee held six meetings during fiscal 2018. See “Report of the Audit Committee” below for more information.

Compensation Committee

The Compensation Committee is currently comprised of four non-employee, independent directors of Cadence, each of whom the Board has determined to be “independent” as defined by the Nasdaq listing standards applicable to compensation committee members and satisfies the applicable independence standards under the Exchange Act for compensation committee service. All Compensation Committee members are also “outside directors” within the meaning of Rule 16b-3 of the Exchange Act.

Although the Compensation Committee may delegate its authority over certain matters to management when it deems it to be appropriate and in the best interests of Cadence, the Compensation Committee did not delegate any authority with respect to the consideration and determination of executive officer compensation in fiscal 2018 and does not currently expect to delegate any such authority in the future. At or near the beginning of each fiscal year, the Compensation Committee typically establishes base salary levels and target bonuses for the CEO and other executive officers of Cadence. In addition, the Compensation Committee administers and, if deemed necessary, may amend Cadence’s Senior Executive Bonus Plan, Cadence’s equity-based compensation plans and stock purchase plans, and Cadence’s deferred compensation plans. The Compensation Committee also reviews and recommends to the Board the compensation of Cadence’s directors, and the Compensation Committee did not delegate any authority with respect to the consideration and determination of director compensation in fiscal 2018.

The Compensation Committee charter was last amended in February 2019. The duties and responsibilities of the Compensation Committee include:

•

Identifying, reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and any director who is also a Cadence employee, and evaluating the performance of the CEO and any employee director in light of those goals and objectives;

•	Overseeing the evaluation of Cadence’s management;

•	Reviewing at least annually Cadence’s senior leadership succession planning in consultation with the CEO;

•	Reviewing compensation programs and determining the compensation of Cadence’s executive officers;

•

Overseeing Cadence’s overall compensation practices, policies and programs, assessing whether Cadence’s compensation structure establishes appropriate incentives for management and employees, assessing the risks associated with such practices, policies and programs, and assessing the results of Cadence’s most recent advisory vote on executive compensation;

•

Reviewing annually an assessment of any potential conflicts of interest raised by the work of compensation consultants, whether retained by the Compensation Committee or management, who are involved in determining or recommending executive or Board compensation; and

•

Assessing the independence of any consultants or other outside advisors that the Compensation Committee selects or receives advice from, and being directly responsible for the appointment, compensation and oversight of the work of any consultants and advisors retained by the Compensation Committee.

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The Compensation Committee believes that having an outside evaluation of executive officer salary, bonus and equity compensation is a valuable tool for the Compensation Committee and Cadence stockholders. In fiscal 2018, the Compensation Committee retained the services of a compensation consultant, Semler Brossy Consulting Group, LLC, for advice regarding the compensation of Cadence’s executive officers. The Compensation Committee retained Semler Brossy for a number of purposes, including constructing and reviewing peer groups for compensation comparison purposes, performing a competitive assessment of Cadence’s compensation programs, practices and levels for its executive officers and certain other employees and providing information on typical industry practices concerning employment, equity practices, severance and change in control agreements. Semler Brossy has not been engaged to perform any other work for Cadence. Pursuant to the factors set forth in Item 407 of Regulation S-K promulgated by the SEC and the Nasdaq listing standards, the Compensation Committee has reviewed the independence of Semler Brossy and conducted a conflicts of interest assessment, and has concluded that Semler Brossy is independent and Semler Brossy’s work for the Compensation Committee has not raised any conflicts of interest.

In determining the compensation of Cadence’s executive officers, including Cadence’s named executive officers (as defined below in “Compensation Discussion and Analysis”), the Compensation Committee considers the competitive assessments provided by and through consultation with Semler Brossy. In addition, Cadence’s CEO typically makes assessments and recommendations to the Compensation Committee on whether there should be adjustments to the annual base salary, annual cash incentive compensation and equity incentive compensation of executive officers other than himself based upon an assessment of certain factors described in “Compensation Discussion and Analysis” below. The Compensation Committee reviews such assessments and recommendations and determines whether or not to approve or modify the CEO’s recommendations. The Compensation Committee’s decisions are made, however, by the Compensation Committee in its sole discretion. See “Compensation Discussion and Analysis” below for more information.

The Compensation Committee, in consultation with Semler Brossy, reviews Cadence’s compensation practices, policies and programs for all employees, including the named executive officers, to assess the risks associated with such practices, policies and programs. The risk-mitigating factors considered by the Compensation Committee include the following:

•	The use of different types of compensation that provide a balance of short-term and long-term incentives with fixed and variable components;

•

Cadence’s Securities Trading Policy, which restricts certain transactions in Cadence’s securities, prohibits hedging by members of the Board and all employees and requires executive officers and members of the Board to obtain permission from the General Counsel before trading any shares of Cadence common stock during periods when the trading window is open, except those transactions expressly permitted in such policy;

•

Cadence’s Clawback Policy, which, in the event of a restatement of Cadence’s reported financial results, allows Cadence to seek to recover or cancel performance-based bonuses and equity awards made to executive officers to the extent that performance goals would not have been met under such restated financial results;

•	Caps on bonus awards to limit windfalls; and

•	The consideration of ethical behavior, which is integral in assessing the performance of all executive officers, including the named executive officers.

The Compensation Committee held three meetings during fiscal 2018.

Corporate Governance and Nominating Committee

The Board has determined that all seven Corporate Governance and Nominating Committee members are “independent” as defined by the Nasdaq listing standards.

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The Corporate Governance and Nominating Committee charter was last amended in February 2019. The duties and responsibilities of the Corporate Governance and Nominating Committee include:

•

Determining the Board’s criteria for selecting new directors and recommending to the Board director nominees for election at the next annual or special meeting of stockholders at which directors are to be elected or to fill any vacancies or newly created directorships that may occur between such meetings;

•

Considering potential director candidates recommended by Cadence’s management and stockholders in the same manner as nominees identified by the Corporate Governance and Nominating Committee; provided that, with respect to those candidates recommended by stockholders, such stockholders have provided Cadence with a notice that sets forth information as to such stockholders and director candidates in accordance with Cadence’s Bylaws;

•	Overseeing the annual evaluation of the Board and its committees, and considering the results of the annual evaluation;

•	Retaining, terminating and approving the fees and retention terms with respect to any search firm employed to identify director candidates;

•	Evaluating, at least annually, each director’s performance and effectiveness and determining whether the Board desires his or her continued service;

•	Overseeing the administration of the Code of Business Conduct and administering the Code of Business Conduct with respect to Cadence’s directors and executive officers;

•

Reviewing and approving any related party transactions and recommending to the full Board for approval policies and procedures for the review, approval and ratification of such transactions and amendments to such policies and procedures;

•

Reviewing whether it is appropriate for a director to continue to serve as a member of the Board if his or her business responsibilities or personal circumstances change and making a recommendation to the Board as to any action to be taken with respect to such change;

•

Determining whether to approve any director (a) accepting employment, directorship, consulting engagement, advisory board position or any other affiliation with another company or (b) starting a new business which may be, or give the appearance of, a conflict of interest; and

•	Overseeing the orientation program that Cadence provides to new directors and making recommendations regarding director continuing education programs.

The Corporate Governance and Nominating Committee regularly discusses and annually reviews the appropriate size of the Board, whether any vacancies on the Board are expected due to retirement or otherwise, and the need for particular expertise on the Board. If vacancies on the Board are anticipated or otherwise arise, the committee considers potential director candidates, which may come to the committee’s attention through a variety of channels, including current directors, officers, professional search firms, stockholders or other persons. The Corporate Governance and Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated or elected by the Board, and the Board determines whether to reject, elect or nominate the candidate, as the case may be, after considering the recommendation of the committee.

The Corporate Governance and Nominating Committee held three meetings during fiscal 2018.

Finance Committee

The Finance Committee, on behalf of the Board, evaluates and approves financings, mergers, acquisitions, divestitures and other financial commitments of Cadence to third parties and has the authority to approve those that involve amounts up to $60 million. The Finance Committee charter was last amended in February 2019.

The Finance Committee held four meetings during fiscal 2018.

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Strategy Committee

The Strategy Committee, on behalf of the Board, assists and advises in the strategic planning process and in the development of long-term strategic plans for Cadence. The Strategy Committee charter was last amended in February 2019.

The Strategy Committee held three meetings during fiscal 2018.

COMPONENTS OF DIRECTOR COMPENSATION

The Compensation Committee, with input from its independent compensation consultant, annually reviews and recommends to the Board the compensation program for directors who are not employees of Cadence. Directors who are Cadence employees, such as Mr. Tan, do not receive additional compensation for their service on the Board. In setting non-employee director compensation, the Compensation Committee considers the competitiveness of Cadence’s director compensation from a number of different perspectives, including average total compensation, aggregate compensation for the full Board and individual director compensation as differentiated by committee membership and leadership roles. The Compensation Committee also reviews Cadence’s director compensation relative to Cadence’s Peer Group, which is also used to determine market levels for executive compensation (see “Compensation Discussion and Analysis” below for more information).

The following table sets forth the components of the non-employee directors’ compensation for fiscal 2018:

Compensation Component	Director Compensation

Annual Retainer(1)	$80,000

Chair Fees

$80,000 for Chair of the Board(2)

$40,000 for Chair of the Audit Committee

$30,000 for Chair of the Compensation Committee and Chair of the Finance Committee

$20,000 for Chair of the Corporate Governance and Nominating Committee and Chair of the Strategy Committee

Meeting Attendance Fees(3)	$2,000 per meeting attended in person $1,000 per meeting attended via telephone

Incentive Stock Award(4)

Incentive stock award with a grant date fair value of $190,000 for each non-employee director ($220,000 for a non-employee director serving as Chair of the Board) that fully vests on the first anniversary of the date of grant

New Director Equity Award (one-time grant)

Each non-employee director who joins the Board may be granted incentive stock awards, stock options and restricted stock units (“RSUs”) under the Directors Plan, the amounts of which are determined at the sole discretion of the Board or its designated committee

Stock Ownership Guidelines(5)	Each non-employee director is required to hold shares of Cadence common stock with a value equal to at least $320,000 within five years of initial appointment or election to the Board

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(1)

Directors may elect to defer cash compensation payable to them under Cadence’s deferred compensation plan. These deferred compensation amounts are credited to participant accounts, with values indexed to the performance of mutual funds or money market accounts selected by the participant. Cadence does not match contributions made under Cadence’s deferred compensation plan.

(2)	A non-employee director serving as Chair of the Board is also eligible to receive fees for service as the Chair of any of the Board committees.

(3)

No additional compensation is paid when the Board or a committee acts by unanimous written consent in lieu of a meeting. Non-employee directors are also eligible for reimbursement of expenses they incur in connection with attending Board meetings in accordance with Cadence’s expense reimbursement policy.

(4)

On February 7, 2018, each then-serving non-employee director (other than the Chair of the Board) was granted an incentive stock award of 4,926 shares of Cadence common stock under Cadence’s 1995 Directors Stock Incentive Plan (the “Directors Plan”) (which award had a grant date fair value of approximately $190,000) and Dr. Shoven, the non-employee director serving as Chair of the Board, was granted an incentive stock award of 5,703 shares of Cadence common stock under the Directors Plan (which award had a grant date fair value of approximately $220,000).

(5)

As of the Record Date, all directors met the stock ownership guidelines applicable to them. Separately, Cadence’s Securities Trading Policy restricts certain transactions in Cadence securities and prohibits directors from hedging their ownership of Cadence securities, including by purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or trading in publicly traded options, puts, calls or other derivative instruments related to Cadence securities.

In addition, a medical and prescription benefits coverage reimbursement plan is available to active non-employee directors who were directors on December 31, 2014 (the “Eligible Directors”), eligible retired directors who retired from the Board on or prior to December 31, 2014 (the “Eligible Retired Directors”) and their respective dependents (the “Medical Reimbursement Plan”). Directors first elected or appointed to the Board after December 31, 2014 are not eligible to participate in the Medical Reimbursement Plan. Eligible Directors and their dependents may obtain coverage under the Medical Reimbursement Plan during their term of service on the Board. Eligible Retired Directors, Eligible Directors and their dependents may continue coverage under the Medical Reimbursement Plan starting immediately after the director’s termination of service for a continuous term not to exceed such director’s term of service on the Board.

In accordance with the Medical Reimbursement Plan, a director’s eligibility for participation in the Medical Reimbursement Plan immediately ceases if the plan administrator determines that he or she has violated the Code of Business Conduct or is engaged as an employee, consultant, director or advisor of, or significant investor in, a competitor of Cadence. Under the Medical Reimbursement Plan, Cadence reimburses 100% of the premiums for participants and their dependents up to a maximum of $20,000 for expenses incurred per calendar year, which maximum amount may be adjusted for future changes in medical costs. Benefits under the Medical Reimbursement Plan are fully taxable to the participants and Cadence does not gross up reimbursement payments to cover any such taxes.

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DIRECTOR COMPENSATION FOR FISCAL 2018

The following table sets forth the compensation earned by Cadence’s non-employee directors for their service on the Board in fiscal 2018:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)

Mark W. Adams	$109,000	$189,996	$ —	$ —	$298,996

Susan L. Bostrom	128,000	189,996	—	20,000	337,996

James D. Plummer	130,000	189,996	—	—	319,996

Alberto Sangiovanni-Vincentelli	103,000	189,996	—	10,186	303,182

John B. Shoven	233,000	219,965	—	10,460	463,425

Roger S. Siboni	155,000	189,996	—	10,903	355,899

Young K. Sohn	129,000	189,996	—	—	318,996

Mary Agnes Wilderotter	102,000	189,996	—	—	291,996

(1)

In accordance with SEC rules, the amount shown reflects the grant date fair value of stock awards granted during fiscal 2018 calculated pursuant to Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (Compensation — Stock Compensation) (“FASB ASC 718”). The assumptions used to calculate the valuation of the stock awards for fiscal 2018 are set forth in Note 10 to the Notes to Consolidated Financial Statements in Cadence’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018. The amount shown is based on the price of Cadence common stock on the date the award was granted and does not reflect any fluctuations in the price of Cadence common stock subsequent to the grant date. The amount shown therefore does not reflect the financial benefit that the holder of the award will actually realize upon the vesting of the award.

(2)	As of December 29, 2018, the number of unvested shares of restricted stock held by each non-employee director was as follows:

Mark W. Adams	4,926	John B. Shoven	5,703
Susan L. Bostrom	4,926	Roger S. Siboni	4,926
James D. Plummer	4,926	Young K. Sohn	4,926
Alberto Sangiovanni-Vincentelli	4,926	Mary Agnes Wilderotter	4,926

(3)	No option awards were granted to the non-employee directors during fiscal 2018. As of December 29, 2018, the number of outstanding stock options held by each non-employee director was as follows:

Mark W. Adams	0	John B. Shoven	190,000
Susan L. Bostrom	0	Roger S. Siboni	50,000
James D. Plummer	57,500	Young K. Sohn	20,000
Alberto Sangiovanni-Vincentelli	70,000	Mary Agnes Wilderotter	0

(4)

The amounts listed in the “All Other Compensation” column above for Ms. Bostrom, Drs. Sangiovanni-Vincentelli and Shoven and Mr. Siboni consist of reimbursements pursuant to the Medical Reimbursement Plan described above.

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

The Corporate Governance and Nominating Committee has recommended, and the Board has nominated, the nine nominees named below for election to the Board. Each director elected at the Annual Meeting will hold office until the 2020 Annual Meeting of Cadence stockholders and until his or her successor is elected and qualified, or until the director’s earlier resignation, removal or death.

Each nominee listed below is currently a Cadence director, and all of the nominees have previously been elected by Cadence stockholders.

DIRECTOR QUALIFICATIONS AND DIVERSITY OF BACKGROUND

The Board believes that the Board, as a whole, should possess a combination of skills, professional experience and diversity of backgrounds necessary to oversee Cadence’s business. In addition, the Board believes that there are certain attributes that every director should possess, as reflected in the Board’s membership criteria. Accordingly, the Board and the Corporate Governance and Nominating Committee consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and Cadence’s current and future needs.

The Corporate Governance and Nominating Committee is responsible for developing the Board membership criteria and recommending them to the Board for approval. The criteria, which are set forth in the Corporate Governance Guidelines, include a prospective nominee’s integrity, experience, judgment, diversity of background, independence, financial literacy, ability to commit sufficient time and attention to Board activities, skills such as an understanding of electronic design, semiconductor and electronics systems technologies, international background and other relevant characteristics. The Corporate Governance and Nominating Committee considers all of these criteria in the context of the needs of the Board from time to time. In addition, the Corporate Governance and Nominating Committee regularly discusses and annually reviews as a committee and with the Board the appropriate experience, skills and characteristics required of directors in the context of the current composition of the Board and its committees. In seeking diversity of background, the Corporate Governance and Nominating Committee seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives. This annual assessment enables the Board to update the skills and experience it seeks in the Board as a whole, and in individual directors, as Cadence’s needs evolve and change over time, and also enables the Board to assess the effectiveness of its policy to seek a diversity of background on the Board. In identifying director candidates from time to time, the Corporate Governance and Nominating Committee and the Board may establish specific skills and experience that it believes Cadence should seek in order to have an effective board of directors.

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DIRECTOR QUALIFICATIONS, SKILLS AND EXPERIENCE

The Corporate Governance and Nominating Committee has determined that it is important for an effective Board to have directors with a balance of the qualifications, skills and experience set forth in the table below.

Mark W. Adams Susan L. Bostrom James D. Plummer Alberto Sangiovanni-Vincentelli John B. Shoven Roger S. Siboni Young K. Sohn Lip-Bu Tan Mary Agnes Wilderotter

Summary of Qualifications, Skills and Experience
Compensation / Talent Management Experience in compensation, organizational management, leadership, talent development and identifying, recruiting and motivating top talent	✓	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Governance Experience in providing oversight and support of the goals of the Board and management and experience in protection of stockholder interests	✓	✓	✓	✓	✓	✓	✓	✓	✓
Cybersecurity Understanding cybersecurity risks in enterprise operations				✓		✓			✓
Financial Expertise Experience in evaluating financial statements and capital structures and overseeing financial reporting and internal controls	✓		✓		✓	✓	✓	✓	✓
Government / Regulatory / Public Policy Experience in or working with governmental and regulatory organizations		✓			✓	✓			✓
International Experience with global businesses, operations, strategy and customer bases	✓	✓		✓		✓	✓	✓	✓
Marketing Experience in marketing and branding of products and services and identifying and developing new markets for products and services	✓	✓				✓	✓	✓	✓

Operations

Current or former executives with significant operating experience, who are able to provide insight into developing, implementing and assessing an enterprise’s operating plan, business and strategy

	✓	✓				✓	✓	✓	✓
Risk Management Experience in overseeing risk management and understanding risks faced by enterprise operations	✓		✓		✓	✓	✓	✓	✓
Strategic Planning Experience in providing insight into developing, implementing and assessing businesses and strategy	✓	✓				✓	✓	✓	✓

Technology / Semiconductor / Electronic Design Automation

In-depth understanding of electronic design automation, semiconductor and electronics systems technologies; ability to review overall business and strategy, including product development and the acquisition of businesses that offer complementary products, technologies or services

	✓		✓	✓			✓	✓

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DIRECTOR NOMINEES

The Corporate Governance and Nominating Committee believes that all nine director nominees listed below are highly qualified and have the qualifications, skills and experience required for service on the Board. The biographies set forth below contain information regarding their qualifications, skills and experience, including term of service as a Cadence director and age as of the Annual Meeting.

Mark W. Adams

Occupation: Former Chief Executive Officer, Lumileds Holding B.V. Age: 54 Director Since: 2015	Cadence Committees: • Compensation • Corporate Governance and Nominating • Strategy

Mr. Adams most recently served as Chief Executive Officer of Lumileds Holding B.V., a light engine technology company, from February 2017 to February 2019. Mr. Adams served as President of Micron Technology, Inc., a semiconductor solutions company, from February 2012 to February 2016. From 2006 to February 2012, Mr. Adams served in a number of positions at Micron Technology, Inc., including interim Chief Financial Officer, Vice President of Worldwide Sales and Vice President of Digital Media. Prior to joining Micron Technology, Inc., Mr. Adams served as Chief Operating Officer of Lexar Media, Inc. in 2006 and as Vice President of Sales and Marketing of Creative Labs, Inc. from 2002 to 2006.

Mr. Adams also serves as a director of Seagate Technology plc.

Skills & Qualifications:

•  Compensation / Talent Management

•  Corporate Governance

•  Financial Expertise

•  International

•  Marketing

•  Operations

•  Risk Management

•  Strategic Planning

•  Technology / Semiconductor / Electronic Design Automation

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Susan L. Bostrom

Occupation: Former Executive Vice President, Chief Marketing Officer, Worldwide Government Affairs, Cisco Systems, Inc. Age: 58 Director Since: 2011	Cadence Committees: • Compensation • Corporate Governance and Nominating • Strategy (Chair)

Ms. Bostrom served as Executive Vice President, Chief Marketing Officer, Worldwide Government Affairs, of Cisco Systems, Inc., a networking equipment provider, from 2007 to 2011. From 1997 to 2007, Ms. Bostrom served in a number of positions at Cisco Systems, Inc., including Senior Vice President, Chief Marketing Officer, Worldwide Government Affairs, Vice President of the Internet Business Solutions Group and Vice President of Applications and Services Marketing.

Ms. Bostrom also serves as a director of Anaplan, Inc., Nutanix, Inc., ServiceNow, Inc. and Lucile Packard Children’s Hospital Stanford and is a member of the Advisory Board of the Stanford Institute for Economic Policy Research. Ms. Bostrom served as a director of Varian Medical Systems, Inc. from 2004 to 2019, Rocket Fuel Inc. from 2013 to 2017, Georgetown University from 2010 to 2016 and Marketo, Inc. from 2012 to 2016 and on the Management Board of the Stanford Graduate School of Business from 2010 to 2015.

Skills & Qualifications: • Compensation / Talent Management • Corporate Governance • Government / Regulatory / Public Policy • International • Marketing • Operations • Strategic Planning

James D. Plummer, Ph.D.

Occupation: John M. Fluke Professor of Electrical Engineering, Stanford University Age: 74 Director Since: 2011	Cadence Committees: • Audit • Compensation • Corporate Governance and Nominating (Chair)

Dr. Plummer has been a Professor of electrical engineering at Stanford University since 1978 and served as the Dean of the Stanford School of Engineering from 1999 to 2014. Dr. Plummer has received numerous awards for his research and is a member of the National Academy of Engineering. Dr. Plummer directed the Stanford Nanofabrication Facility from 1994 to 2000.

Dr. Plummer served as a director of Intel Corporation from 2005 to 2017 and International Rectifier Corporation from 1994 to 2014.

Skills & Qualifications: • Compensation / Talent Management • Corporate Governance • Financial Expertise • Risk Management • Technology / Semiconductor / Electronic Design Automation

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Alberto Sangiovanni-Vincentelli, Ph.D.

Occupation: Edgar L. and Harold H. Buttner Professor of Electrical Engineering and Computer Sciences, University of California, Berkeley Age: 71 Director Since: 1992	Cadence Committees: • Corporate Governance and Nominating • Strategy

Dr. Sangiovanni-Vincentelli was a co-founder of SDA Systems, Inc., a predecessor of Cadence. Dr. Sangiovanni-Vincentelli has been a Professor of electrical engineering and computer sciences at the University of California, Berkeley since 1976. Dr. Sangiovanni-Vincentelli was elected to the National Academy of Engineering in 1998 and received the Kaufman Award from the Electronic Design Automation Consortium in 2001, the IEEE/RSE Wolfson James Clerk Maxwell Medal for his exceptional impact on the development of electronics and electrical engineering or related fields in 2008, the ACM/IEEE A. Richard Newton Technical Impact Award in Electronic Design Automation in 2009 and the EDAA Lifetime Achievement Award in 2012.

Dr. Sangiovanni-Vincentelli also serves as a director of Expert System S.p.A. Dr. Sangiovanni-Vincentelli served as a director of KPIT Technologies Ltd. from 2012 to 2019.

Skills & Qualifications: • Compensation / Talent Management • Corporate Governance • Cybersecurity • International • Technology / Semiconductor / Electronic Design Automation

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John B. Shoven, Ph.D.

Occupation: Charles R. Schwab Professor of Economics, Stanford University Age: 71 Director Since: 1992	Cadence Committees: • Audit • Compensation (Chair) • Corporate Governance and Nominating • Finance

Dr. Shoven has served as Chairman of the Board since 2005. Dr. Shoven is the Charles R. Schwab Professor of economics at Stanford University and served as the Director of the Stanford Institute for Economic Policy Research from 1999 to September 2015. He is also a senior fellow and the Chair of the Steering Committee at the Stanford Institute for Economic Policy Research, senior fellow at the Hoover Institution, fellow at the American Academy of Arts and Sciences and a research associate at the National Bureau of Economic Research. Dr. Shoven has been a member of the faculty at Stanford University since 1973, serving as Chairman of the Economics Department from 1986 to 1989, director of the Center for Economic Policy Research from 1988 to 1993 and as Dean of the School of Humanities and Sciences from 1993 to 1998.

Dr. Shoven also serves as a director of Exponent, Inc. and the Mountain View Board of American Century Funds. Dr. Shoven served as a director of Financial Engines, Inc. from 2010 to 2018.

Skills & Qualifications: • Compensation / Talent Management • Corporate Governance • Financial Expertise • Government / Regulatory / Public Policy • Risk Management

Roger S. Siboni

Occupation: Private Investor Age: 64 Director Since: 1999	Cadence Committees: • Audit (Chair) • Corporate Governance and Nominating • Finance

Mr. Siboni served as Chairman of the Board of Epiphany, Inc., a software company that helped pioneer customer personalization solutions, from 2003 to 2005, and as President and Chief Executive Officer of Epiphany, Inc. from 1998 to 2003. Prior to joining Epiphany, Inc., Mr. Siboni spent more than 20 years at KPMG LLP, including as its Deputy Chairman and Chief Operating Officer.

Mr. Siboni also serves as a director of Coupa Software Incorporated and Dolby Laboratories, Inc. Mr. Siboni served as a director of ArcSight, Inc. from 2009 to 2010 and Marketo, Inc. from 2011 to 2016, and as Chairman from 1999 to 2002 and as a member from 1993 to 1999 of the Advisory Board of the Haas School of Business at the University of California, Berkeley.

Skills & Qualifications:

•  Compensation / Talent Management

•  Corporate Governance

•  Cybersecurity

•  Financial Expertise

•  Government / Regulatory / Public Policy

•  International

•  Marketing

•  Operations

•  Risk Management

•  Strategic Planning

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Young K. Sohn

Occupation: Corporate President and Chief Strategy Officer, Samsung Electronics Age: 63 Director Since: 2013	Cadence Committees: • Finance (Chair) • Strategy

Mr. Sohn has served as Corporate President and Chief Strategy Officer of Samsung Electronics, a consumer electronics company, since 2012. Mr. Sohn also has served as a senior advisor at Silver Lake Management LLC, a private investment firm, since 2012. Mr. Sohn served as a senior advisor at Inphi Corporation, a provider of high-speed mixed signal semiconductor solutions, from 2012 to 2013 and as President and Chief Executive Officer from 2007 to 2012. Prior to joining Inphi Corporation, Mr. Sohn served as President of Agilent Technologies, Inc.’s Semiconductor Group from 2003 until 2005, as Chief Executive Officer of Oak Technology, Inc. from 1999 until it was acquired by Zoran Corporation in 2003, and in executive positions at Quantum Corporation from 1992 to 1999, including co-President and General Manager.

Mr. Sohn also serves on the North American Executive Board for the MIT Sloan School of Management. Mr. Sohn served as a director of ARM Holdings plc from 2007 to 2012, Cymer, Inc. from 2003 to 2013 and Inphi Corporation from 2007 to 2012.

Skills & Qualifications:

•  Compensation / Talent Management

•  Corporate Governance

•  Financial Expertise

•  International

•  Marketing

•  Operations

•  Risk Management

•  Strategic Planning

•  Technology / Semiconductor / Electronic Design Automation

Lip-Bu Tan

Occupation: Chief Executive Officer, Cadence Design Systems, Inc. Age: 59 Director Since: 2004	Cadence Committees: • Strategy

Mr. Tan has served as Chief Executive Officer of Cadence since 2009. From January 2009 to November 2017, Mr. Tan also served as President of Cadence. In 1987, Mr. Tan founded Walden International, an international venture capital firm, and has served as its Chairman since its founding.

Mr. Tan also serves as a director of Aquantia Corp. and Hewlett Packard Enterprise Company. Mr. Tan intends to resign from the board of directors of Aquantia Corp. effective as of its next annual meeting of stockholders. Mr. Tan served as a director of Flextronics International Ltd. from 2003 to 2012, Inphi Corporation from 2002 to 2012, SINA Corporation from 1999 to 2015, Ambarella, Inc. from 2004 to 2017, Quantenna Communications, Inc. from 2015 to 2018 and Semiconductor Manufacturing International Corporation from 2001 to 2018.

Skills & Qualifications:

•  Compensation / Talent Management

•  Corporate Governance

•  Financial Expertise

•  International

•  Marketing

•  Operations

•  Risk Management

•  Strategic Planning

•  Technology / Semiconductor / Electronic Design Automation

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Mary Agnes Wilderotter

Occupation: Former Executive Chairman and Chief Executive Officer of Frontier Communications Corporation Age: 64 Director Since: 2017	Cadence Committees: • Corporate Governance and Nominating • Strategy

Ms. Wilderotter served in a number of positions at Frontier Communications Corporation, a telecommunications company, including Executive Chairman of the Board of Directors from April 2015 to April 2016 and Chief Executive Officer from November 2004 to April 2015. Ms. Wilderotter served as Senior Vice President of the worldwide public sector in 2004 and Senior Vice President of worldwide business strategy from 2002 to 2004 of Microsoft Corporation, a software company. From 1997 to 2002, Ms. Wilderotter served as President and Chief Executive Officer of Wink Communications, Inc., an interactive telecommunications and media company. Ms. Wilderotter also served as Chairman from November 2012 to November 2014 and as Vice Chairman from October 2010 to October 2012 of the President’s National Security Telecommunications Advisory Committee and served on the President’s Commission on Enhancing National Cybersecurity from April 2016 through December 2016.

Ms. Wilderotter also serves as a director of Costco Wholesale Corporation and Hewlett Packard Enterprise Company and as Chair of the Board of DocuSign, Inc. Ms. Wilderotter served as a director of DreamWorks Animation SKG, Inc. from 2015 to 2016, Juno Therapeutics, Inc. from 2014 to 2018, The Procter & Gamble Company from 2009 to 2015 and Xerox Corporation from 2006 to 2015.

Skills & Qualifications:

•  Compensation / Talent Management

•  Corporate Governance

•  Cybersecurity

•  Financial Expertise

•  Government / Regulatory / Public Policy

•  International

•  Marketing

•  Operations

•  Risk Management

•  Strategic Planning

DIRECTOR TENURE

The Corporate Governance and Nominating Committee regularly reviews the tenure of Cadence’s directors and practices a long-term approach to board refreshment. The Corporate Governance and Nominating Committee believes that in addition to having directors who can provide new perspectives, it is important to have directors who understand Cadence’s industry, business, technology and strategy, the combination of which is essential to long-term value creation for Cadence stockholders.

The following table sets forth the summary of the tenure of the director nominees:

Years of Service (as of 2019 Annual Meeting)

0 – 5 Years	6 – 10 Years	11 – 15 Years	16+ Years
• Mark W. Adams • Mary Agnes Wilderotter	• Susan L. Bostrom • James D. Plummer • Young K. Sohn	• Lip-Bu Tan	• Alberto Sangiovanni-Vincentelli • John B. Shoven • Roger S. Siboni

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VOTING INFORMATION AND BOARD RECOMMENDATION

The Board of Directors recommends a vote FOR the election of each director nominee.

The election of directors at the Annual Meeting requires that each director receive a majority of the votes cast with respect to that director, which means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director. If, however, the election of directors is contested, the directors will be elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. The election this year is not contested and the majority voting standard outlined above applies.

Under the Corporate Governance Guidelines, in order for an incumbent Cadence director to become a nominee at the Annual Meeting, such director must submit an irrevocable resignation that becomes immediately effective if the votes cast “for” such director do not exceed the votes cast “against” such director in an election that is not a contested election, and if the Board accepts the resignation in accordance with the policies and procedures adopted by the Board for such purpose. If a nominee who is currently serving as a Cadence director is not elected at the Annual Meeting, the Corporate Governance and Nominating Committee will make a recommendation to the Board as to whether to accept or reject such director’s resignation, or whether to take other action. The Board will act on the Corporate Governance and Nominating Committee’s recommendation and publicly disclose (as required by applicable law) its decision and the reasons behind it within 90 days from the date the election results are certified.

If any nominee should be unavailable for election as a result of unexpected circumstances, the Board may designate a substitute nominee or reduce the size of the Board. If the Board designates a substitute nominee, proxies will be voted for such substitute nominee. Each person nominated for election has agreed to be named in this proxy statement and to serve if elected, and Cadence has no reason to believe that any nominee will be unable to serve.

Abstentions will be treated as being present and entitled to vote on the election; however, abstentions will not be counted as votes “for” or “against” directors and will not have an effect on the election of directors. Broker non-votes will be treated as not being entitled to vote on the election of directors, and, therefore, will not be counted for purposes of determining whether the directors have been elected. Unless marked to the contrary, proxies received will be voted FOR the election of each of the nine director nominees.

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PROPOSAL 2: APPROVAL OF THE AMENDMENT OF THE OMNIBUS EQUITY INCENTIVE PLAN

OVERVIEW

Cadence is requesting that Cadence stockholders approve the amendment of the Omnibus Equity Incentive Plan (as it may be amended and restated, the “Omnibus Plan”). On February 6, 2019, subject to stockholder approval, the Board approved the amendment of the Omnibus Plan, which would increase the number of shares of common stock authorized for issuance by 4,000,000 shares, extend the expiration date of the Omnibus Plan to May 2, 2029 and remove certain provisions previously intended to qualify certain awards as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), as in effect prior to the passage of the U.S. Tax Cuts and Jobs Act (the “Tax Act”). While the annual per person grant limit included in the Omnibus Plan was originally included to qualify certain awards as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, the Board elected to retain such per person limit despite the removal of certain other provisions related to Section 162(m) of the Internal Revenue Code.

As of February 25, 2019, 8,532,454 shares of common stock remained available for issuance under the Omnibus Plan. The proposed increase in the number of shares authorized for issuance under the Omnibus Plan represents approximately 1.42% of Cadence’s outstanding common stock as of the Record Date.

The Omnibus Plan was initially approved by the stockholders on May 6, 2014, with 14,866,116 authorized shares of common stock reserved for issuance. The Board on February 10, 2015 and the stockholders on May 14, 2015 approved an amendment to the Omnibus Plan to increase the number of shares of common stock authorized for issuance by 7,500,000 shares, the Board on February 9, 2016 and the stockholders on May 5, 2016 approved another amendment and restatement to the Omnibus Plan to increase the number of shares of common stock authorized for issuance by 6,000,000 shares and to extend the expiration date of the Omnibus Plan to May 5, 2026, the Board on February 22, 2017 and the stockholders on May 4, 2017 approved another amendment and restatement to the Omnibus Plan to increase the number of shares of common stock authorized for issuance by 6,500,000 shares and to extend the expiration date of the Omnibus Plan to May 4, 2027, and the Board on February 7, 2018 and the stockholders on May 3, 2018 approved another amendment to the Omnibus Plan to increase the number of shares of common stock authorized for issuance by 2,000,000 shares and to extend the expiration date of the Omnibus Plan to May 3, 2028.

REASONS FOR THE PROPOSED INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE AND EXTENSION OF THE EXPIRATION DATE

The primary purpose of the amendment of the Omnibus Plan is to ensure that Cadence can continue to grant awards to eligible participants. The Omnibus Plan provides broad-based equity compensation that is viewed as an essential and long-standing element of Cadence’s culture and success and is deemed critical in building stockholder value by attracting and retaining the most talented employees and consultants. Giving eligible employees and consultants the opportunity to become Cadence stockholders and participate in Cadence’s success aligns the interests of participating individuals with those of stockholders. The Omnibus Plan also helps to attract and retain employees and consultants because equity incentive plans are a common benefit offered by Cadence’s competitors and other industry leaders. Cadence believes that the Omnibus Plan is a highly valued benefit that is necessary in order for Cadence to compete with other companies in attracting and retaining employees and consultants.

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KEY DATA REGARDING SHARE USAGE UNDER CADENCE’S EQUITY PLANS

Outstanding Awards and Share Reserve

The following table includes information regarding outstanding awards and shares available for future awards under Cadence’s equity plans as of February 25, 2019:

	1995 Directors Stock Incentive Plan	Omnibus Plan(1)

Total shares underlying outstanding stock options	542,500	4,968,649

Weighted average exercise price of outstanding stock options	$11.21	$27.23

Weighted average remaining contractual life of outstanding stock options, in years	2.93	4.11

Total shares underlying outstanding unvested incentive stock awards and RSUs	27,402	8,553,479

Total shares currently available for grant (stock options, incentive stock awards and RSUs)	493,053	8,532,454

(1)

This column includes shares underlying awards granted under the Amended and Restated 1997 Nonstatutory Stock Incentive Plan, which merged into the Amended and Restated 2000 Equity Incentive Plan (the “2000 Plan”) in 2011, the 2000 Plan, which was consolidated into the Amended and Restated 1987 Stock Incentive Plan (the “1987 Plan”) in 2014, and the 1987 Plan, which was amended and restated into the Omnibus Plan in 2014. Other than the Omnibus Plan, these plans are collectively referred to herein as the “predecessor plans.”

This table excludes 348,754 shares available for grant and 197,546 outstanding stock options under equity plans that were assumed in connection with acquisitions.

Burn Rate

•	Three-Year Net Burn Rate

Cadence measures net burn rate as the number of shares underlying awards granted by Cadence in the applicable fiscal year (including the effect of cancellations and forfeitures), divided by the basic weighted average number of shares of common stock outstanding at fiscal year end. Based on this approach, Cadence’s three-year average annual net burn rate is 1.93%, as set forth below.

	Net Stock Options Granted(1)	Net Time- Based Incentive Stock Awards and RSUs Granted(1)	Net Performance- Based Incentive Stock Awards and RSUs Granted(1)(2)	Total Net Grants	Weighted Average Number of Common Shares Outstanding	Net Burn Rate = Total Net Shares Granted or Earned / Common Shares Outstanding

2018	623,620	3,053,365	237,668	3,914,653	273,729,016	1.43%

2017	622,501	4,652,708	273,500	5,548,709	272,097,143	2.04

2016	1,305,000	4,857,925	425,000	6,587,925	284,501,553	2.32

Three-Year Average	850,374	4,187,999	312,056	5,350,429	276,775,904	1.93

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(1)	Amounts in this column take into account the effect of cancellations and forfeitures.

(2)

Performance-based incentive stock awards granted in fiscal 2016 and 2017 exclude the 1,250,000 shares and 275,000 shares, respectively, comprising the “LTP Awards” granted to the executive officers in such fiscal years. The LTP Awards will be included in the year in which they vest. See “Compensation Discussion and Analysis” and the table entitled “Outstanding Equity Awards at 2018 Fiscal Year End” below for more information regarding the outstanding LTP Awards. As set forth below, no LTP Awards were granted in fiscal 2018 and none vested in fiscal 2016, 2017 or 2018.

	LTP Awards Granted	LTP Awards Vested
2018	0	0
2017	275,000	0
2016	1,250,000	0

•	Three-Year Weighted Gross Burn Rate

Cadence measures weighted gross burn rate as the number of shares underlying awards granted by Cadence in the applicable fiscal year (converting full value shares to option equivalents and excluding the effect of cancellations and forfeitures), divided by the basic weighted average number of shares of common stock outstanding at fiscal year end. Based on this approach, Cadence’s three-year average annual weighted gross burn rate is 5.94%, as set forth below.

	Stock Options Granted(1)	Time- Based Incentive Stock Awards and RSUs Granted(1)	Performance- Based Incentive Stock Awards and RSUs Granted(1)(2)	Total Grants(3)	Weighted Average Number of Common Shares Outstanding	Weighted Gross Burn Rate = Total Granted or Earned / Common Shares Outstanding
2018	735,808	3,690,851	249,335	12,556,366	273,729,016	4.59%
2017	820,000	5,243,098	391,000	17,722,294	272,097,143	6.51
2016	1,325,000	5,470,125	425,000	19,010,375	284,501,553	6.68
Three-Year Average	960,269	4,801,358	355,112	16,429,678	276,775,904	5.94

(1)	Amounts in this column do not take into account the effect of cancellations and forfeitures.

(2)

Performance-based incentive stock awards granted in fiscal 2016 and 2017 exclude the 1,250,000 shares and 275,000 shares, respectively, comprising the LTP Awards granted to the executive officers in such fiscal years. The LTP Awards will be included in the year in which they vest. See “Compensation Discussion and Analysis” and the table entitled “Outstanding Equity Awards at 2018 Fiscal Year End” below for more information regarding the outstanding LTP Awards. As set forth below, no LTP Awards were granted in fiscal 2018 and none vested in fiscal 2016, 2017 or 2018.

	LTP Awards Granted	LTP Awards Vested
2018	0	0
2017	275,000	0
2016	1,250,000	0

(3)	The calculation in this column places greater weight on full-value awards (that is, incentive stock awards and RSUs) than stock options, using a 3:1 ratio.

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Overhang

Cadence calculates overhang as (i) the number of shares underlying all outstanding awards under all equity plans (which, as of February 25, 2019, consisted of 5,708,695 shares underlying vested and unvested stock options, 6,663,408 shares underlying unvested incentive stock awards and 1,917,473 shares underlying unvested RSUs), divided by (ii) the number of shares of Cadence common stock outstanding excluding unvested incentive stock awards (which, as of February 25, 2019, was 274,505,310 shares). Based on this approach, as of February 25, 2019, equity compensation overhang was approximately 5.21%.

SUMMARY OF THE OMNIBUS PLAN

The following summary of the material provisions of the Omnibus Plan is qualified in its entirety by the complete text of the Omnibus Plan, a copy of which is attached as Appendix A to this proxy statement.

General

The Omnibus Plan provides for the grant of incentive stock options, nonstatutory stock options, incentive stock awards and RSUs. Incentive stock options granted under the Omnibus Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code. Nonstatutory stock options granted under the Omnibus Plan are not intended to qualify as “incentive stock options” under the Internal Revenue Code. See “Federal Income Tax Information” below for a discussion of the tax treatment of awards that may be granted under the Omnibus Plan.

Purpose

The purposes of the Omnibus Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of Cadence and its affiliates, and to promote the success of Cadence’s business.

Administration

The Board administers the Omnibus Plan and has the final power to interpret the Omnibus Plan, including the power to prescribe, amend and rescind rules and regulations relating to the Omnibus Plan and to delegate administration of the Omnibus Plan to a committee, such as the Compensation Committee, consisting of one or more members of the Board. The Board has the power to determine which of the persons eligible under the Omnibus Plan will be granted awards, the types of awards that will be granted, when and how each award will be granted, and the terms and provisions of each award to be granted in accordance with the provisions of the Omnibus Plan.

The Board may, by resolution, authorize one or more officers of Cadence to approve grants up to limits and subject to terms specified by the Board. However, in no event will any officer be delegated authority with respect to grants to be made to executive officers of Cadence.

The Board has delegated administration of the Omnibus Plan to the Compensation Committee. As used in this proxy statement solely with respect to describing the terms of the Omnibus Plan, the “Board” refers to any committee the Board appoints to administer the Omnibus Plan as well as to the Board itself.

Eligibility

Only employees of Cadence and its affiliates are eligible for incentive stock options under the Omnibus Plan. Employees and consultants of Cadence and its affiliates are eligible to receive nonstatutory stock options, incentive stock awards and RSUs under the Omnibus Plan. Non-employee directors are not eligible to receive awards under the Omnibus Plan.

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The Board elected to retain a per person limit despite the removal of certain other provisions related to Section 162(m) of the Internal Revenue Code in the Omnibus Plan such that no person may be granted awards under the Omnibus Plan covering more than an aggregate of 2,216,702 shares of common stock in any calendar year.

Employees and consultants of Cadence and its subsidiaries, including Cadence’s executive officers, are eligible to receive awards under the Omnibus Plan if selected by the Board. As of the Record Date, Cadence had approximately 7,800 employees.

Shares Subject to the Omnibus Plan

Upon stockholder approval of this proposal, an additional 4,000,000 shares of common stock would be reserved for issuance under the Omnibus Plan. The proposed increase in the number of shares authorized for issuance under the Omnibus Plan represents approximately 1.42% of Cadence’s outstanding common stock as of the Record Date.

As of February 25, 2019, there were 8,532,454 shares of common stock available for issuance under the Omnibus Plan, and there were 13,522,128 shares subject to outstanding awards under the Omnibus Plan and its predecessor plans.

All of the shares that are available under the Omnibus Plan may be used for any type of award permitted under the Omnibus Plan (whether stock options, incentive stock awards or RSUs). If an award under the Omnibus Plan (or its predecessor plans) should expire, become unexercisable, be forfeited or otherwise terminate for any reason without having vested or been exercised in full, then the unpurchased or forfeited shares that were subject to the award will, unless the Omnibus Plan has been terminated, become available for future grant under the Omnibus Plan. However, shares subject to an award may not again be made available for issuance under the Omnibus Plan if such shares are: (i) shares used to pay the exercise price of an option, (ii) shares delivered to or withheld by Cadence to pay the withholding taxes related to an award or (iii) shares that Cadence repurchases on the open market with the proceeds of an option exercise.

Stock Option Provisions

The following describes the permissible terms of the stock options granted under the Omnibus Plan. Individual stock option grants may be more restrictive as to any or all of these permissible terms.

•

Exercise Price. The exercise price of stock options granted under the Omnibus Plan may not be less than the fair market value of Cadence common stock on the grant date. In the case of an incentive stock option granted to a 10% stockholder, the exercise price of the option may not be less than 110% of the fair market value on the grant date. The fair market value for purposes of the Omnibus Plan is the closing price of Cadence common stock on the grant date as reported by Nasdaq.

•

Payment of Exercise Price. The exercise price of stock options granted under the Omnibus Plan may be paid by cash, check, shares of Cadence common stock with a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is being exercised, or any combination of these methods, or such other consideration and payment method as may be determined by the Board. In determining the type of consideration to accept, the Board considers whether the acceptance of such consideration may be reasonably expected to benefit Cadence. The particular forms of consideration available to exercise a specific stock option are set forth in the terms of the option agreement for that option.

•

Option Exercise. Stock options granted under the Omnibus Plan become exercisable at the times and under the conditions determined by the Board and set forth in terms of the option agreement for that option. The Board has the power to accelerate the time at which a stock option may first be exercised or the time during which a stock option will vest.

•	Term. The maximum term of stock options granted under the Omnibus Plan is seven years. However, the maximum term of incentive stock options granted to a 10% stockholder is five years. Stock options

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granted under the Omnibus Plan generally terminate three months (twelve months in the case of termination due to death or disability), or such other period of time as determined by the Board, after termination of the optionee’s employment or consulting relationship with Cadence or one of its affiliates.

Incentive Stock Award and Restricted Stock Unit Provisions

The following describes the permissible terms of the grant of restricted stock (“incentive stock awards”) and RSUs under the Omnibus Plan.

•

Sales Price and Payment of Sales Price. The Board determines the price, if any, at which shares subject to incentive stock awards or shares underlying RSUs are sold or awarded to a participant under the Omnibus Plan, subject to applicable law. The sales price may vary among participants and may be below the fair market value of the shares of common stock on the grant date. The Board also determines the form of consideration that may be used to pay the sales price, if any, of shares subject to incentive stock awards or shares underlying RSUs.

•

Vesting. The grant, issuance, retention and/or vesting of incentive stock awards and RSUs granted under the Omnibus Plan occur at the times and in the installments determined by the Board. The timing of the grant, the issuance, the ability to retain shares and the vesting of incentive stock awards and RSUs may be subject to continued service, the passage of time and/or the performance criteria as the Board deems appropriate as described below. However, if the vesting of the incentive stock awards or RSUs granted to an executive officer is based solely on continued service, the award may not vest in full sooner than three years after the grant date and may not have a vesting schedule more favorable, at any point in time, than what would become vested under a monthly pro rata vesting schedule (i.e., 1/36th per month) over those three years. If vesting of an award granted to an executive officer is also subject to the achievement of performance criteria, the award may not vest in full sooner than one year after the grant date. The Board may accelerate the vesting of incentive stock awards and RSUs in the event of a participant’s termination of service as an employee or consultant, a change in control of Cadence or a similar event.

•

Performance Criteria. The Board may establish performance criteria for the grant, vesting or retention of any incentive stock award or RSU. Under the Omnibus Plan, performance criteria may consist of any one or more of the following performance criteria, either individually, alternatively or in any combination, applied either to Cadence as a whole or to a Cadence business unit, segment or affiliate, either individually, alternatively or in any combination, and measured over a performance period determined by the Board, on an absolute basis or relative to a pre-established target, to previous results or to a designated comparison group, in each case as specified by the Board in the agreement relating to the incentive stock award or RSU (and in each case on a GAAP or non-GAAP basis, if applicable): (a) cash flow (including measures of operating or free cash flow), (b) earnings per share (diluted or basic), (c) earnings per share from continuing operations, (d) earnings (including but not limited to earnings before interest, taxes, depreciation and amortization), (e) return on equity, (f) total stockholder return, (g) return on capital, (h) return on assets or net assets, (i) revenue or revenue growth, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin, (n) return on operating revenue, (o) market share, (p) customer loyalty or satisfaction as measured by a customer loyalty or satisfaction index determined by an independent consultant or expert in measuring such matters, (q) return on investment, (r) stock price, (s) market capitalization, (t) cash from operations, (u) product innovation or release schedule, (v) capital expenditure, (w) working capital, (x) cost of capital, (y) cost reductions, (z) bookings and segments of bookings such as net product bookings, (aa) market penetration, (bb) technology development or proliferation or (cc) any other performance criteria selected by the Board, whether or not listed in the Omnibus Plan.

The Board, in its discretion, may reduce the number of shares granted, issued, retainable and/or vested under an incentive stock award or RSU grant on account of either financial performance or personal performance

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evaluations, despite the satisfaction of any performance criteria. In addition, the Board may appropriately adjust any evaluation of performance with respect to any performance criteria to exclude any of the following events that occurs during a performance period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other such laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; and (e) any unusual or infrequently occurring items as described in the Financial Accounting Standards Board Accounting Standards Update and/or in management’s discussion and analysis of financial condition and results of operations in Cadence’s annual report to stockholders for the applicable year.

Effect of Certain Corporate Events

The Omnibus Plan provides that, in the event of a change in control of Cadence, the surviving or acquiring corporation will assume the awards outstanding under the Omnibus Plan or substitute similar awards. If the surviving or acquiring corporation does not assume such awards or substitute similar awards, (i) the vesting of awards held by participants then providing services to Cadence as an employee or consultant will be accelerated prior to the change in control event and will terminate if not exercised after such acceleration and at, or prior to, such event, and (ii) all other option awards outstanding under the Omnibus Plan, if any, will terminate if not exercised prior to the change in control event.

Adjustment Provisions

Upon an increase or decrease in the number of issued shares of Cadence common stock resulting from a stock split, the payment of a stock dividend or any other increase or decrease effected without receipt of consideration by Cadence, the number of shares authorized for issuance under the Omnibus Plan, the number of shares covered by each outstanding award and the price per share of common stock covered by each outstanding award, will be equitably adjusted for any increase or decrease.

Duration, Amendment and Termination

The Board may terminate the Omnibus Plan without stockholder approval at any time. If the amendment of the Omnibus Plan is approved by Cadence stockholders, the Omnibus Plan will terminate on May 2, 2029, unless it is sooner terminated. Otherwise, the Omnibus Plan will terminate on May 3, 2028, unless it is sooner terminated. However, any termination of the Omnibus Plan will not adversely affect awards previously granted, and awards will remain in full force and effect unless mutually agreed upon in a writing signed by the participant and Cadence.

The Board may also amend the Omnibus Plan at any time or from time to time. However, if the amendment would require stockholder approval to comply with any securities exchange or national market system listing requirements or any other applicable law, the amendment will not be effective unless approved by the stockholders before or after its adoption by the Board. Any amendment of the Omnibus Plan will not adversely affect awards previously granted unless mutually agreed upon in a writing signed by the participant and Cadence.

Restrictions on Transfer

Under the Omnibus Plan, except as specifically provided in an award agreement, an award may not be transferred by the participant other than by will or by the laws of descent and distribution and, during the lifetime of the participant, may be exercised only by the participant or the participant’s legal representative. However, the participant may designate in writing a third party who may exercise the stock option in the event of the participant’s death.

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FEDERAL INCOME TAX INFORMATION

The following is only a summary of the federal income tax consequences with respect to the grant and exercise of awards under the Omnibus Plan based upon applicable federal law as currently in effect, is not complete, does not discuss the income tax laws of any locality, state or foreign country in which a participant may reside, and is subject to change. Participants in the Omnibus Plan should consult their own tax advisors regarding the specific tax consequences to them of participating in the Omnibus Plan.

Nonstatutory Stock Options

Options granted under the Omnibus Plan that are not intended to qualify as incentive stock options are referred to in this proxy statement as nonstatutory stock options (“NSOs”). A participant will not recognize any taxable income when an NSO is granted. A participant will generally recognize ordinary income upon the exercise of an NSO equal to the amount by which the fair market value of the shares on the exercise date exceeds the exercise price. The ordinary income recognized by an employee participant will be subject to applicable tax withholding, including applicable income and employment taxes.

Upon the disposition of the shares acquired upon exercise of an NSO, the participant will recognize gain or loss equal to the difference between the amount realized on the disposition and the sum of the exercise price plus the amount of ordinary income recognized by the participant as a result of the exercise of the NSO. Any such gain or loss will generally be treated as long-term or short-term capital gain or loss, depending on whether the holding period for the shares exceeds one year at the time of the disposition.

Cadence will generally be entitled to a deduction to the extent a participant realizes ordinary income upon the exercise of an NSO, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

Incentive Stock Options

The Omnibus Plan permits grants of incentive stock options (“ISOs”). ISOs granted under the Omnibus Plan are intended to be eligible for the favorable federal income tax treatment accorded to “incentive stock options” under Section 422 of the Internal Revenue Code. Generally, a participant will not recognize any taxable income at the time of the grant of an ISO. In addition, the participant will not recognize income for regular federal income or employment tax purposes (except for alternative minimum tax purposes) at the time of exercise of an ISO. Cadence is not entitled to a deduction at the time of the grant or exercise of an ISO.

If the participant holds the shares acquired through the exercise of an ISO for at least one year from the date of exercise and two years from the grant date, referred to in this proxy statement as the ISO holding period, the participant generally will realize long-term capital gain or loss upon disposition of the shares. This gain or loss will generally equal the difference between the amount realized upon the disposition of the shares and the exercise price of the shares.

If a participant disposes of the shares acquired through the exercise of an ISO before expiration of the ISO holding period, referred to in this proxy statement as a disqualifying disposition, the participant will have: (i) ordinary income equal to the lesser of (a) the amount by which the sales price of such shares exceeds the exercise price and (b) the amount by which the fair market value of such shares on the date of exercise exceeds the exercise price; (ii) in the event that the sales price exceeds the fair market value of the shares on the date of exercise, capital gain equal to the amount by which the sales price of such shares exceeds the fair market value of such shares on the date of exercise; and (iii) in the event that the sales price is less than the exercise price, capital loss equal to the amount by which the exercise price exceeds the sales price of such shares.

In the event of a disqualifying disposition, Cadence will generally be entitled to a deduction to the extent that the participant realizes ordinary income as a result of the disqualifying disposition, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

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Incentive Stock Awards

A participant who receives an incentive stock award subject to restrictions that constitute a substantial risk of forfeiture generally will not recognize any taxable income upon the award of the shares. When the restrictions constituting a substantial risk of forfeiture on the shares subsequently lapse, the participant will recognize ordinary income in the amount by which the fair market value of the shares on the date such restrictions lapse exceeds the purchase price (if any) paid for the shares. However, a participant who makes a timely election under Section 83(b) of the Internal Revenue Code with respect to shares subject to restrictions constituting a substantial risk of forfeiture will instead recognize ordinary income in the year the incentive stock award is granted equal to the amount by which the fair market value of the shares on the award date exceeds the purchase price (if any) paid for the shares and will not recognize any additional ordinary income when the restrictions on those shares subsequently lapse.

Cadence will generally be entitled to a deduction equal to the amount of ordinary income recognized by a participant in connection with the grant or vesting, as applicable, of shares of Cadence common stock pursuant to an incentive stock award, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

RSUs

Participants who are granted unvested RSUs do not recognize income at the time of the grant. When the award vests or is paid, participants generally recognize ordinary income in an amount equal to the fair market value of any shares delivered and the amount of any cash paid to the participant, and Cadence will receive a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

Section 162(m)

Section 162(m) of the Internal Revenue Code generally limits to $1,000,000 the amount that a publicly held corporation is allowed to deduct each year for the compensation paid to a “covered employee.” A “covered employee” is any individual serving as the corporation’s principal executive officer or principal financial officer at any time during the taxable year, the corporation’s three other most highly compensated executive officers, and any individual who was a covered employee of the corporation (or any predecessor) for any taxable year beginning after December 31, 2016.

STOCK PRICE

On the Record Date, the closing price of Cadence common stock as reported by Nasdaq was $58.54.

NEW PLAN BENEFITS

Because the Board has the discretion to grant awards under the Omnibus Plan, it is not possible as of the date of this proxy statement to determine future awards that will be received by executive officers and other employees under the Omnibus Plan. During fiscal 2018, the following awards were granted in the aggregate under the Omnibus Plan: awards for an aggregate of 869,924 shares to all current executive officers and an aggregate of 3,765,885 shares to other employees. See the table entitled “Grants of Plan-Based Awards in Fiscal Year 2018” for grants made to each of the named executive officers (as defined below in “Compensation Discussion and Analysis”) during fiscal 2018.

As of February 25, 2019, since the approval of the Omnibus Plan by Cadence stockholders in May 2014, awards covering 32,815,087 shares had been granted under the Omnibus Plan, including awards that were subsequently forfeited (and therefore the shares underlying the awards became available for grant under the Omnibus Plan).

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VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote FOR approval of the amendment of the Omnibus Plan.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the proposal. Abstentions will be treated as being present and entitled to vote on the proposal and, therefore, will have the effect of votes against the proposal. Broker non-votes will be treated as not being entitled to vote on the proposal and, therefore, will not be counted for purposes of determining whether the proposal has been approved. Unless marked to the contrary, proxies received will be voted FOR approval of the amendment of the Omnibus Plan.

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PROPOSAL 3: APPROVAL OF THE AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTE REQUIREMENTS FOR SPECIFIED CORPORATE ACTIONS

Cadence is requesting that Cadence stockholders approve amendments to our Restated Certificate of Incorporation (the “Charter”) to eliminate supermajority vote requirements and implement a majority of outstanding voting stock voting standard for specified corporate actions. Our Charter currently requires certain corporate actions to be approved by a vote of not less than 66% of the outstanding voting stock. The proposed amendments would replace all supermajority voting provisions in the Charter that apply to Cadence’s common stock with a majority of the outstanding voting shares standard.

Article VIII of the Charter requires certain “business combinations” (as defined in the Charter) with or involving a “related person” (i.e., a person or entity that, individually or with others, beneficially owns 5% or more of the outstanding voting stock of Cadence) to be approved by the holders of not less than 66% of the outstanding voting stock and by the affirmative vote of the holders of a majority of the “disinterested shares” (as defined in the Charter), unless the business combination is approved by the continuing directors who are unaffiliated with the related person. The requirement of 66% of the outstanding voting stock does not apply if certain fair price conditions are met.

Article IX of the Charter requires amendments of Article VIII of the Charter and Article IX of the Charter to be approved by (i) a majority of the authorized number of directors and if a “related person” exists, by a majority of the continuing directors who are unaffiliated with the related person; or (ii) the affirmative vote of the holders of not less than 66% of the outstanding voting stock and if the change is proposed by or on behalf of a related person or a director affiliated with a related person, by the affirmative vote of the holders of a majority of the disinterested shares.

REASONS FOR THE PROPOSED AMENDMENT TO ELIMINATE SUPERMAJORITY VOTE REQUIREMENTS FOR SPECIFIED CORPORATE ACTIONS

Cadence has reviewed the protections offered by the Delaware General Corporation Law (the “DGCL”) and has determined that Cadence continues to be subject to and benefit from Section 203 of the DGCL. Pursuant to Section 203 of the DGCL, once a stockholder reaches a 15% ownership threshold, such stockholder is prohibited for a period of three years from consummating a broad range of business combination transactions with Cadence, unless (a) the business combination is approved in advance by the Board, (b) the Board approved the transaction which resulted in the stockholder becoming a 15% owner, (c) the business combination is approved by holders of two-thirds or more of the outstanding voting stock not held by such stockholder, or (d) upon consummation of the transaction that resulted in the stockholder becoming a 15% owner, the stockholder owned at least 85% of the outstanding shares of voting stock of Cadence outstanding at the time the transaction commenced (with some exclusions). Though there are differences between the vote requirements under Article VIII of the Charter and Section 203 of the DGCL, the Board believes that Section 203 of the DGCL and Article VIII of the Charter (as amended pursuant to this proposal) provide Cadence with appropriate protection from unfair acquisition attempts.

Our Board recognizes that many stockholders believe that a majority vote requirement will provide stockholders with a greater voice in expressing their views on matters impacting a corporation. On the recommendation of the Corporate Governance and Nominating Committee and based on the careful review of the advantages and disadvantages retaining or replacing the vote required under Articles VIII and IX of the Charter as described above, the Board has determined that amending the vote requirements as described above is in the best interests of Cadence and its stockholders (the “Charter Amendments”). In furtherance thereof, the Board has approved, and recommends that stockholders approve, this proposal to implement the Charter Amendments.

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The Charter Amendments are set forth in Appendix B to this proxy statement with deletions indicated by strike-outs and additions indicated by underlining, and the summary of the Charter Amendments contained in this proposal is qualified by the full text of the proposed Charter Amendments in Appendix B.

VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote FOR approval of the amendment of the Restated Certificate of Incorporation to eliminate supermajority vote requirements for specified corporate actions.

Approval of this proposal requires the affirmative vote of holders of not less than a majority of the outstanding voting stock of Cadence. Abstentions and broker non-votes will have the effect of votes against the proposal. If this proposal is approved by stockholders, the Board has authorized the officers of Cadence to file with the Delaware Secretary of State a restatement of our Charter incorporating the Charter Amendments set forth in Appendix B. Such restated Charter will become effective on the date it is filed with the Delaware Secretary of State (or at such later effective date set forth in the restated Charter). If this proposal is not approved by the requisite vote, the Charter Amendments will not be implemented and the current vote requirements set forth in Articles VIII and IX of the Charter will remain in place.

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PROPOSAL 4: ADVISORY RESOLUTION TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act, Cadence stockholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of Cadence’s named executive officers as disclosed in this proxy statement. This proposal, which is commonly known as the “say-on-pay” proposal, provides stockholders the opportunity to express their views on the named executive officers’ compensation. Although non-binding, the Board and the Compensation Committee value feedback from Cadence stockholders on compensation and will review and consider the voting results when evaluating Cadence’s executive compensation program. At the 2018 annual meeting of Cadence stockholders, approximately 96% of votes cast by Cadence stockholders approved the compensation of the named executive officers as disclosed in the 2018 proxy statement.

In deciding how to vote on this proposal, stockholders are encouraged to read the “Compensation Discussion and Analysis” and the related tables and narrative in this proxy statement for the details of Cadence’s executive compensation program. As described in “Compensation Discussion and Analysis” below, the Board and the Compensation Committee designed Cadence’s executive compensation program to support the long-term success of Cadence and the creation of stockholder value. Cadence’s executive compensation program for fiscal 2018 tied a significant majority of the named executive officers’ compensation to performance. As a result, the pay-for-performance component in Cadence’s executive compensation program should be considered an important factor in Cadence’s strong performance in fiscal 2018, including revenue of $2.138 billion.

The Board and the Compensation Committee believe that the leadership provided by Cadence’s management team, including Mr. Tan, who was appointed Cadence’s CEO in January 2009, and the other named executive officers, was key to Cadence’s execution and strong performance in fiscal 2018, which contributed to a total stockholder return of 108% over the past three fiscal years and 1,029% over the past ten fiscal years.

In accordance with Section 14A of the Exchange Act, Cadence is asking its stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the compensation paid to Cadence’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Exchange Act, including the “Compensation Discussion and Analysis,” compensation tables and narrative discussion in this proxy statement, is hereby APPROVED.

VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote FOR the advisory resolution to approve named executive officer compensation.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the proposal. Abstentions will be treated as being present and entitled to vote on the proposal and, therefore, will have the effect of votes against the proposal. Broker non-votes will be treated as not being entitled to vote on the proposal and, therefore, will not be counted for purposes of determining whether the proposal has been approved.

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PROPOSAL 5: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected KPMG LLP as Cadence’s independent registered public accounting firm for the fiscal year ending December 28, 2019. Pursuant to the Audit Committee charter, the Audit Committee and the Board have directed management to submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited Cadence’s financial statements since fiscal 2002. Representatives from KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG LLP as Cadence’s independent registered public accounting firm is not required by Cadence’s Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If Cadence stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if it determines that such a change would be in the best interests of Cadence and its stockholders.

VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote FOR ratification of the selection of KPMG LLP as Cadence’s independent registered public accounting firm.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal. Abstentions will be treated as being present and entitled to vote on the proposal and, therefore, will have the effect of votes against the proposal. This proposal is considered a routine matter, and brokers are therefore permitted to vote shares held by them without instruction from the beneficial owners of the shares. Unless marked to the contrary, proxies received will be voted FOR ratification of the selection of KPMG LLP.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently comprised of three non-employee directors of Cadence who are “independent” as defined by Nasdaq’s listing standards and the Exchange Act. During fiscal 2018, the Audit Committee was comprised of Mr. Siboni and Drs. Plummer and Shoven. Mr. Siboni served as the Audit Committee’s Chair. The Audit Committee met six times in fiscal 2018.

The Audit Committee operates under a charter that was last amended by the Board in February 2019. The Audit Committee charter is available on the corporate governance page of Cadence’s website at www.cadence.com. As more fully described in its charter, the Audit Committee appoints and retains the independent registered public accounting firm and oversees the quality and integrity of Cadence’s financial statements, Cadence’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance, and the performance of Cadence’s internal audit function, Cadence’s accounting and financial reporting processes and the audits of Cadence’s financial statements on behalf of the Board.

In this context, the Audit Committee has reviewed and discussed the audited financial statements included in Cadence’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018 with Cadence’s management and KPMG LLP, Cadence’s independent registered public accounting firm. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed under Public Company Accounting Oversight Board auditing standards (Communications with Audit Committees), as well as KPMG LLP’s independence from Cadence and its management. In addition, the Audit Committee has received from KPMG LLP the written report regarding these matters and KPMG LLP’s independence, as required by the Public Company Accounting Oversight Board. The Audit Committee has also considered whether the provision of non-audit services by KPMG LLP to Cadence is compatible with KPMG LLP’s independence.

In reliance on the reviews and discussions referred to above, the current members of the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in Cadence’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018 for filing with the SEC.

AUDIT COMMITTEE

Roger S. Siboni, Chair

James D. Plummer

John B. Shoven

The foregoing Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of Cadence under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filing.

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FEES BILLED TO CADENCE BY KPMG LLP DURING FISCAL 2018 AND 2017

The following table presents fees incurred by Cadence for professional services rendered by KPMG LLP for the fiscal years ended December 29, 2018 and December 30, 2017:

	Fiscal Year Ended December 29, 2018	Fiscal Year Ended December 30, 2017

	(In thousands)

Audit Fees(1)	$3,510	$4,037

Audit-Related Fees(2)	—	237

Total Audit and Audit-Related Fees	3,510	4,274

Tax Fees(3)	35(4)	—

All Other Fees	—	—

Total Fees	$3,545	$4,274

(1)

Includes fees for the audit of Cadence’s consolidated financial statements in Cadence’s annual report on Form 10-K, fees for the audit of Cadence’s internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, fees for the review of the interim condensed consolidated financial statements in Cadence’s quarterly reports on Form 10-Q and fees for services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or other engagements.

(2)

Includes fees for assurance and related services that are reasonably related to the performance of the audit or review of Cadence’s consolidated financial statements that are not reported under “Audit Fees.”

(3)	Includes fees for tax compliance, tax advice and tax planning.

(4)	Tax fees for fiscal 2018 consisted of tax compliance fees of $35,000.

AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee pre-approves all audit and permissible non-audit services provided by KPMG LLP prior to the engagement of KPMG LLP with respect to such services. Pursuant to its pre-approval policy, the Audit Committee has pre-approved specified audit services, audit-related services, tax compliance services and tax planning and related tax services.

However, engagements for these pre-approved audit-related and tax services with an estimated cost of more than $250,000 or that exceed the applicable budgeted amount for the pre-approved services must be pre-approved on a case-by-case basis by the Audit Committee or the Chair of the Audit Committee, or, if the Chair is unavailable, another member of the Audit Committee. In addition, any proposed engagement of KPMG LLP for services that are not pre-approved audit-related and tax services as described above must also be pre-approved on a case-by-case basis by the Audit Committee or the Chair of the Audit Committee, or, if the Chair is unavailable, another member of the Audit Committee. The members to whom such authority is delegated must report any approval decisions to the full Audit Committee at its next scheduled meeting. All of the fees reported in the table above were pre-approved in accordance with these procedures.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP

The following table sets forth certain information regarding the ownership of Cadence common stock as of March 4, 2019, the Record Date, unless otherwise indicated below, by:

•	All those known by Cadence to be beneficial owners of more than 5% of its common stock;

•	Each of the current or former executive officers named in the 2018 Summary Compensation Table presented below under “Compensation of Executive Officers”;

•	All directors and director nominees; and

•	All current executive officers and directors of Cadence as a group.

	Beneficial Ownership(1)

Beneficial Owner	Number of Shares	Percent of Total

Five Percent Stockholders:

The Vanguard Group(2)	33,288,879	11.84%

100 Vanguard Blvd. Malvern, PA 19355

Massachusetts Financial Services Company(3)	22,865,053	8.13
111 Huntington Avenue Boston, MA 02199

BlackRock, Inc.(4)	20,378,183	7.25

55 East 52nd Street New York, NY 10055

Directors and Executive Officers:

Mark W. Adams(5)	32,339	*

Susan L. Bostrom(5)(6)	14,385	*

James D. Plummer(5)(7)	84,885	*

Alberto Sangiovanni-Vincentelli(5)	147,878	*

John B. Shoven(5)(8)	335,781	*

Roger S. Siboni(5)	78,979	*

Young K. Sohn(5)	67,385	*

Lip-Bu Tan(5)(9)	3,831,095	1.35

Mary Agnes Wilderotter(5)	10,823	*

John M. Wall(5)	139,950	*

Anirudh Devgan(5)	608,191	*

Surendra Babu Mandava(5)	298,226	*

Neil Zaman(5)	259,877	*

All current executive officers and directors as a group (16 persons)(10)	6,654,441	2.34

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*	Less than 1%

(1)

This table is based upon information provided by stockholders pursuant to Schedules 13G filed with the SEC and by Cadence’s executive officers and directors. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Cadence believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned by such stockholder. Beneficial ownership of greater than 5% of Cadence outstanding common stock reflects ownership as of the most recent date indicated under filings with the SEC as noted below, while beneficial ownership of the executive officers and directors is as of the Record Date. Applicable percentages are based on 281,186,212 shares of Cadence common stock outstanding on the Record Date, adjusted as required by rules promulgated by the SEC.

(2)

The Vanguard Group filed Amendment No. 8 to its Schedule 13G with the SEC on February 11, 2019, indicating that it beneficially owns 33,288,879 shares, for which it has sole voting power with respect to 344,834 shares, shared voting power with respect to 55,905 shares, sole dispositive power with respect to 32,898,440 shares and shared dispositive power with respect to 390,439 shares.

(3)

Massachusetts Financial Services Company filed Amendment No. 3 to its Schedule 13G with the SEC on February 13, 2019, indicating that it beneficially owns 22,865,053 shares, for which it has sole voting power with respect to 22,399,708 shares, shared voting power with respect to none of the shares, sole dispositive power with respect to 22,865,053 shares and shared dispositive power with respect to none of the shares.

(4)

BlackRock, Inc. filed Amendment No. 9 to its Schedule 13G with the SEC on February 4, 2019, indicating that it beneficially owns 20,378,183 shares, for which it has sole voting power with respect to 17,809,849 shares, shared voting power with respect to none of the shares, sole dispositive power with respect to 20,378,183 shares and shared dispositive power with respect to none of the shares.

(5)

Includes shares that executive officers named in the 2018 Summary Compensation Table presented under “Compensation of Executive Officers” and directors of Cadence have the right to acquire within 60 days after the Record Date upon exercise of outstanding stock options as follows:

Mark W. Adams	0	Lip-Bu Tan	2,123,148
Susan L. Bostrom	0	Mary Agnes Wilderotter	0
James D. Plummer	45,000	John M. Wall	13,690
Alberto Sangiovanni-Vincentelli	70,000	Anirudh Devgan	260,722
John B. Shoven	140,000	Surendra Babu Mandava	62,402
Roger S. Siboni	36,500	Neil Zaman	42,004
Young K. Sohn	20,000

(6)	Includes 9,026 shares held by the Bostrom Family Trust dated 12/23/2008, of which Ms. Bostrom and her spouse are trustees, and for which Ms. Bostrom shares voting and investment power with her spouse.

(7)	Includes 15,000 shares held by the Plummer Family Trust, of which Dr. Plummer and his spouse are trustees, and for which Dr. Plummer shares voting and investment power with his spouse.

(8)	Includes 40,000 shares held by the Shoven Family Trust dated 03/01/2012, of which Dr. Shoven and his spouse are trustees, and for which Dr. Shoven shares voting and investment power with his spouse.

(9)

Includes 1,217,695 shares held by the Lip-Bu Tan and Ysa Loo Trust dated 2/3/1992, of which Mr. Tan and his spouse are trustees and for which Mr. Tan shares voting and investment power with his spouse; 15,000 shares held by A&E Investment LLC, the sole member of which is the Lip-Bu Tan and Ysa Loo Trust dated 2/3/1992 and Mr. Tan and the co-trustee disclaim pecuniary interest in those shares; 7,000 shares held by L Tan & N Lee TTEE, Pacven Walden Inc. 401(k) PSPS, FBO Lip-Bu Tan for which Mr. Tan has sole voting and investment power; and 31,400 shares held by IRA FBO Lip-Bu Tan DB Securities Inc. Custodian Rollover Account dated 5/19/1997 for which Mr. Tan has sole voting and investment power.

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(10)	Includes 3,098,385 shares which all current executive officers and directors in the aggregate have the right to acquire within 60 days after the Record Date upon exercise of outstanding stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires the directors and executive officers of Cadence and persons who beneficially own more than 10% of a registered class of Cadence’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish Cadence with copies of all Section 16(a) forms they file.

To Cadence’s knowledge, based solely on a review of the copies of the Section 16(a) reports submitted to Cadence and written representations that no other reports were required during fiscal 2018, all reports required by Section 16(a) applicable to its executive officers and directors and greater than 10% beneficial owners were filed on a timely basis during fiscal 2018.

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COMPENSATION DISCUSSION AND ANALYSIS

This section discusses the compensation program for Cadence’s named executive officers (the “NEOs”). Cadence’s NEOs for fiscal 2018 were the CEO, the CFO and the three most highly compensated executive officers other than the CEO and the CFO:

•	Lip-Bu Tan, CEO

•	John M. Wall, Senior Vice President and CFO

•	Anirudh Devgan, President

•	Surendra Babu Mandava, Senior Vice President of Research and Development, IP Group

•	Neil Zaman, Senior Vice President, Worldwide Field Operations

EXECUTIVE SUMMARY

Cadence’s Fiscal 2018 Performance Highlights

Cadence achieved strong growth across its product lines in its core business in fiscal 2018. While the overall environment was mixed, Cadence continued to execute its System Design Enablement strategy, grew its core EDA and IP businesses, broadened its reach into system companies and targeted verticals, and expanded into newer adjacent areas. Cadence’s total revenue in fiscal 2018 was $2.138 billion.

In particular, in fiscal 2018, Cadence:

•	Achieved strong growth in the Cadence® Verification Suite, and launched the new Tensilica® DNA 100 Processor and the industry’s first silicon-proven, long-reach 112G SerDes IP in 7 nanometers;

•	Secured key wins and expanded relationships with customers and partners across multiple vertical segments, such as cloud datacenter, automotive and particularly, aerospace and defense;

•	Introduced the Cadence® Cloud portfolio in collaboration with major cloud industry providers; and

•

Entered into a strategic investment and partnership with Green Hills Software, a leader in the increasingly important embedded safety and security space, representing a new growth opportunity for Cadence.

Cadence’s Fiscal 2018 Compensation Highlights

Cadence’s fiscal 2018 executive compensation program was designed to be consistent with its executive compensation principles, pay-for-performance philosophy and commitment to sound corporate governance, as summarized below.

•

Significant Majority of NEOs’ Direct Compensation was At-Risk Compensation. The graphics below show that the fiscal 2018 target direct compensation for each NEO was weighted towards at-risk, variable incentive awards (in the form of both short-term cash incentives and equity incentives).

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CEO TARGET COMPENSATION MIX	OTHER NEO TARGET COMPENSATION MIX

•

Focused Cash Compensation Increases. The only changes in target cash compensation for the NEOs in fiscal 2018 were base salary increases of approximately 4% for each of Messrs. Tan and Wall, and increases in cash bonus targets, as a percentage of base salary, for Messrs. Tan (from 100% to 125%) and Mandava (from 75% to 100%). Mr. Tan’s cash bonus target as a percentage of base salary had been 100% since his appointment as CEO in 2009.

•

Amendments to Severance Arrangements. In connection with the increases to Messrs. Tan and Mandava’s cash compensation described above and for certain other reasons, the severance provisions of Mr. Tan’s employment agreement and the terms of Mr. Mandava’s participation in Cadence’s Executive Severance Plan were amended in March 2018 to increase certain severance payments, as described below under “Severance Benefits.”

See “Elements of Fiscal 2018 Executive Compensation” below for a more detailed discussion of Cadence’s fiscal 2018 executive compensation program.

Cadence’s Executive Compensation Practices

Cadence continued its commitment to sound corporate governance in its fiscal 2018 executive compensation program, as demonstrated by the following highlights:

•	Clawback Policy. Cadence has a clawback policy that is applicable to the executive officers’ performance-based compensation.

•	Anti-Hedging Policy. Cadence’s Securities Trading Policy prohibits hedging, short-sales and similar transactions by Cadence employees, including its executive officers.

•

No Tax Gross-Ups. Cadence did not provide tax gross-ups to any of its executive officers with respect to taxable income and executive officers are not entitled to receive tax gross-ups in connection with a change in control.

•

Regular Compensation Risk Review. The Compensation Committee conducts a formal review of the risks associated with Cadence’s executive compensation practices, policies and programs on an annual basis and assesses such risks as part of its regular decision-making process.

•

Stock Ownership Guidelines. All of Cadence’s executive officers are in compliance with Cadence’s Stock Ownership Guidelines, which require ownership of shares of Cadence common stock with a value equal to or greater than 3 times annual base salary for Cadence’s CEO and equal to the annual base salary for Cadence’s other executive officers.

•

Independent Compensation Consultant. The Compensation Committee engages its own compensation consultant, Semler Brossy, which does not provide any services to management or otherwise to Cadence and has no prior relationship with any of Cadence’s executive officers.

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SAY-ON-PAY

At the 2018 annual meeting of Cadence stockholders, stockholders again expressed strong support for Cadence’s executive compensation program, with approximately 96% of the votes cast for approval of the advisory “say-on-pay” vote.

DETERMINING EXECUTIVE COMPENSATION

Executive Compensation Objectives

Cadence is engaged in a very competitive industry, and its success depends on its ability to attract, motivate and retain highly qualified, talented and creative executives with the leadership and innovation skills necessary to achieve Cadence’s annual and long-term business objectives. Cadence seeks to accomplish these objectives by means that are designed to be aligned with the long-term interests of its stockholders.

Cadence’s executive compensation program is based on the following principles:

•

Total direct compensation and other compensation elements are targeted to be competitive with peer companies and market practice, taking into account each executive officer’s scope of responsibility, impact, criticality and individual performance; and

•	A substantial portion of compensation of the executive officers is at-risk and is highly dependent on Cadence’s short-term and long-term financial, operational and stock performance.

The Compensation Committee oversees the executive compensation program and assesses executive compensation on a continuous basis to monitor Cadence’s adherence to these principles. The executive compensation program is designed to be results-oriented and dependent on the achievement of key financial goals, strategic objectives and the long-term performance of Cadence’s stock.

Competitive Compensation Levels

For fiscal 2018, the Compensation Committee assessed the competitiveness of each element of the executive officers’ total direct compensation against Cadence’s peer group, as discussed below. The Compensation Committee also periodically reviews the competitiveness of the executive officers’ severance and change in control arrangements and the broad-based employee benefit plans in which the executive officers participate.

In particular, the Compensation Committee considered the competitiveness of the executive officers’ compensation as compared to executives with similar titles and responsibilities at companies with which Cadence competes for talent (the “Peer Group”). In order to accurately reflect the pool from which executive talent is drawn and to which it is lost, the Peer Group includes publicly listed companies located throughout the U.S. that are deemed comparable to Cadence in revenue, market capitalization and scope, are in similar technical fields, and compete in the same talent market as Cadence, each as further described in the Peer Group selection criteria chart below. The Peer Group excludes companies that are foreign or are in businesses or industries that are not considered by the Compensation Committee to be reasonably comparable.

Selection Criteria	Fiscal 2018 Peer Group

Geographic Location	Located in the U.S.

Industry	Application Software, Semiconductor, Systems Software, and Electronic Equipment and Instruments

Financial Scope	Revenue approximately one-half to two times that of Cadence’s trailing twelve-month revenue at the time the Peer Group is determined, and greater than $2 billion market capitalization

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In August 2017, the Compensation Committee approved the Peer Group for fiscal 2018. The median revenue of the companies included in the fiscal 2018 Peer Group was approximately $2.15 billion (calculated based on the most recently available trailing four fiscal quarters as of June 29, 2017). Cadence’s revenue for the same period was approximately $1.85 billion. For fiscal 2018, the Compensation Committee added two companies that were not part of the Peer Group for fiscal 2017, based on the selection criteria described above, and removed three companies that were acquired, resulting in a fiscal 2018 Peer Group of 22 companies.

The Peer Group approved by the Compensation Committee for determining fiscal 2018 competitive compensation levels is comprised of the following companies:

Fiscal 2018 Peer Group(1)

Analog Devices, Inc.	KLA-Tencor Corporation(2)	PTC Inc.

ANSYS, Inc.	Marvell Technology Group Ltd.	Qorvo, Inc.

Autodesk, Inc.	Maxim Integrated Products, Inc.	Skyworks Solutions, Inc.

Cirrus Logic, Inc.	Microchip Technology Incorporated	Synaptics Incorporated

Cree, Inc.	Microsemi Corporation(3)	Synopsys, Inc.

Cypress Semiconductor Corporation	National Instruments Corporation	Teradyne, Inc.

Fortinet, Inc.	ON Semiconductor Corporation	Xilinx, Inc.

Keysight Technologies, Inc.(2)

(1)

Fairchild Semiconductor International, Inc., Linear Technology Corporation and Mentor Graphics Corporation were included in the fiscal 2017 Peer Group, but removed from the fiscal 2018 Peer Group because they were acquired.

(2)	Added to the fiscal 2018 Peer Group.
(3)	Acquired following compilation of the fiscal 2018 Peer Group and will be removed for purposes of evaluating fiscal 2019 compensation decisions.

When appropriate, the Compensation Committee supplements the competitive analysis of Peer Group compensation practices with other data sources. Given the limited number of comparable positions in the Peer Group for Mr. Devgan, the Peer Group data was supplemented in 2018 with an analysis of compensation practices at a broader set of companies in the software, hardware, and semiconductor industries with a revenue range of approximately one-third to three times Cadence’s revenue. Additional companies reviewed include Allscripts Healthcare Solutions, Inc., Brooks Automation, Inc., Endurance International Group Holdings, Inc., GoDaddy, Inc., Open Text Corp., Silicon Laboratories, Inc., SS&C Technologies, Inc., Ultra Clean Holdings, Inc., and Workday, Inc.

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Compensation Determinations

Consistent with the principles of Cadence’s executive compensation outlined above, after the Compensation Committee determines the market levels of each executive officer’s compensation based on the compensation paid by the companies in the Peer Group, the Compensation Committee assesses each executive officer’s compensation relative to compensation levels among executives with similar titles and responsibilities in the Peer Group. For the purposes of this assessment, the Compensation Committee considered the annual base salary, short-term cash incentive compensation, grants of equity incentive compensation (based on the grant date fair value of such equity awards), and any long-term equity awards subject to stockholder return targets. Cadence does not target executive compensation at a specific level or percentile relative to compensation provided by the companies in the Peer Group, whether for total direct compensation or any element of executive compensation. Instead, when determining compensation for the executive officers, the Compensation Committee takes into account each of the following compensation factors, without prescribing particular weightings:

•	Cadence Compensation Factors:

•	Cadence’s financial and operational performance as compared to the performance of the companies in the Peer Group

•	Cadence’s relative size and scope of business as compared to the companies in the Peer Group

•	Cadence’s budget considerations

•	Individual Compensation Factors:

•	Compensation paid to executives with similar titles and responsibilities as the individual at the companies in the Peer Group

•	Individual performance over the preceding year

•	Strategic importance of the individual’s position

•	Criticality, experience and ability of the individual to impact corporate and/or business group results

•	Marketability and scarcity in the market of the individual’s skills and talents

•	Expected future contributions of the individual

•	Historical compensation of the individual

•	Retention risks related to the individual

•	Relative positioning/performance of the individual versus other Cadence executives

The Compensation Committee retains and does not delegate any of its responsibility to determine executive compensation. However, for executive officers other than the CEO, the CEO makes assessments and recommendations to the Compensation Committee on their respective base salaries, short-term cash incentive compensation and equity incentive compensation based upon an assessment of the “Cadence Compensation Factors” and the “Individual Compensation Factors” outlined above.

The Compensation Committee then reviews these assessments and recommendations and determines whether to approve or modify the CEO’s recommendations. The Compensation Committee also evaluates the CEO based on the compensation factors described above, and the assessment from such evaluation is used to determine the CEO’s compensation. The Compensation Committee, in its sole discretion, makes all decisions related to the CEO’s and the other NEOs’ compensation.

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ELEMENTS OF FISCAL 2018 EXECUTIVE COMPENSATION

The fiscal 2018 compensation of Cadence’s executive officers, including the NEOs, was comprised of the following main elements:

•	Total direct compensation, consisting of:

•	Base salary

•	Short-term cash incentive compensation

•	Equity incentive compensation (including stock options and incentive stock awards)

•	Other compensation and benefits, consisting of:

•	Broad-based employee benefit plans

•	Non-qualified deferred compensation plan

•	Severance benefits

Consistent with the principles of Cadence’s executive compensation outlined above, an executive officer’s total direct compensation is based on Cadence’s performance and on the performance of the individual executive officer, as well as on the Compensation Committee’s view of the level of total direct compensation sufficient to attract, motivate and retain qualified executives. The Compensation Committee also grants long-term equity awards subject to stockholder return targets (the “LTP Awards”) from time to time to further align executive compensation with stockholder return. Cadence does not have a pre-established policy or target for allocating compensation between fixed and variable pay elements or for allocating among the different types of variable compensation, although the allocation is influenced by the Compensation Committee’s assessment of the compensation practices of the companies in the Peer Group and Cadence’s short-term and long-term strategic objectives. The Compensation Committee believes that the executive compensation program should motivate the executive officers to drive strong and sustained performance for Cadence. Accordingly, the executive officers’ compensation is weighted towards at-risk, variable incentive awards — equity incentives and short-term cash incentives — rather than base salaries.

Base Salaries

Cadence offers its executive officers an annual base salary to compensate them for services rendered during the year. Base salaries are considered essential for the attraction and retention of talented executive officers and are determined using the compensation factors described above. The executive officers’ base salaries are reviewed annually by the Compensation Committee, but do not automatically or necessarily increase each year. Changes to the executive officers’ base salaries, if any, are typically made in the first quarter of the fiscal year or in connection with an executive officer’s promotion or change in responsibilities.

In February 2018, consistent with the process discussed under “Compensation Determinations” above, the Compensation Committee reviewed the base salaries of the NEOs. Mr. Tan’s base salary was increased from $700,000 to $725,000, and Mr. Wall’s base salary was increased from $360,000 to $375,000. The base salary increases for Messrs. Tan and Wall were intended to bring their target cash compensation more in line with competitive market levels for their respective positions. The Compensation Committee determined that the base salaries for Messrs. Devgan, Mandava and Zaman were appropriate and would remain unchanged.

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The fiscal 2017 and 2018 base salaries of the NEOs are shown in the chart below.

Name	Fiscal 2017 Base Salary	Fiscal 2018 Base Salary

Lip-Bu Tan	$700,000	$725,000

John M. Wall(1)	360,000	375,000

Anirudh Devgan(2)	500,000	500,000

Surendra Babu Mandava	375,000	375,000

Neil Zaman	400,000	400,000

(1)	Mr. Wall’s fiscal 2017 base salary reflects the annualized base salary that was set upon his promotion to Senior Vice President and CFO in October 2017.

(2)

In connection with Mr. Devgan’s promotion to Executive Vice President in March 2017, his annualized base salary was increased to $425,000, retroactive to the beginning of fiscal 2017. His base salary was further increased to $500,000 in November 2017 in connection with his promotion to President.

Short-Term Cash Incentive Compensation under the Senior Executive Bonus Plan

Overview. Cadence provides its executive officers with the opportunity to earn short-term cash incentive compensation under its Senior Executive Bonus Plan (the “SEBP”). The purpose of the SEBP is to reward executive officers for performance during a single fiscal year (or portions thereof) and to provide incentives for them to achieve Cadence’s short-term financial and operational goals, as measured against specific performance criteria relative to Cadence’s overall business results and individual performance. Cash bonus payouts under the SEBP for fiscal 2018 were determined semi-annually based on base salary earned in each half of the fiscal year.

For each executive officer other than the CEO, the CEO makes an assessment and recommendation as to the individual’s target bonus. The Compensation Committee reviews the CEO’s recommendation, as described above under “Compensation Determinations,” and approves (with or without modification, in its sole discretion) the CEO’s recommendation. For the CEO, the Compensation Committee is solely responsible for assigning a target bonus based on its review of the performance of Cadence and the CEO, as described above under “Compensation Determinations.”

In February 2018, consistent with the process discussed under “Compensation Determinations” above, the Compensation Committee reviewed the target bonus levels of the NEOs. Mr. Tan’s target bonus level as a percentage of base salary was increased from 100% to 125%, and Mr. Mandava’s target bonus level as a percentage of base salary was increased from 75% to 100%. Mr. Tan’s target bonus level as a percentage of base salary had been 100% since his appointment as CEO in 2009. The target bonus level increases for Messrs. Tan and Mandava were intended to bring their target cash compensation more in line with competitive market levels for their respective positions. The Compensation Committee determined that the fiscal 2017 target bonus levels as a percentage of base salary for Messrs. Wall, Devgan and Zaman were appropriate and would remain unchanged for fiscal 2018.

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The base salaries, target bonus levels under the SEBP and actual bonuses earned by the NEOs for fiscal 2018 (as determined using the criteria described below) are set forth in the table below.

		Senior Executive Bonus Plan

Name	Base Salary	Target Bonus (as % of Base Salary)	Target Bonus	Actual Bonus

Lip-Bu Tan	$725,000	125%	$906,250	$1,327,575

John M. Wall	375,000	75	281,250	420,522

Anirudh Devgan	500,000	100	500,000	739,764

Surendra Babu Mandava	375,000	100	375,000	545,228

Neil Zaman	400,000	100	400,000	579,117

Performance Factors. Each NEO’s actual bonus under the SEBP for fiscal 2018 was determined by multiplying his base salary earned during the bonus period by his target bonus percentage, the product of which is then multiplied by two factors: (i) a “Company Performance Factor” and (ii) an “Individual Performance Factor.” In fiscal 2018, the Company Performance Factor was comprised of (a) a “Revenue Component” (weighted 45%) and (b) an “Operating Margin Component” (weighted 55%), and the Individual Performance Factor was comprised of (y) a “Quality Component” (weighted 25%) and (z) an “Executive Leadership Component” (weighted 75%). The combination of these performance factors is intended to ensure that all critical aspects of performance are considered in determining short-term cash incentive awards.

The bonus determination under the SEBP is illustrated below:

Base Salary Earned During Bonus Period Target Bonus % Company Performance Factor Individual Performance Factor Actual Bonus 45% Revenue 55% Non-GAAP Operating Margin 25% Quality 75% Executive Leadership

Determination of Company Performance Factor. The Company Performance Factor is designed to reflect Cadence’s overall financial performance. The weightings and performance components used to determine the Company Performance Factor are reviewed by the Compensation Committee, in consultation with the CEO, for each performance period to evaluate whether the weightings and performance components align with what the Compensation Committee and the CEO believe are the most important factors that influence Cadence’s business and financial performance and directly impact long-term stockholder value.

The Revenue Component is a percentage ranging from 0% to 150% that is a function of Cadence’s total revenue for the performance period divided by a pre-established revenue target for the same performance period.

The Operating Margin Component is a percentage ranging from 0% to 150% that is a function of Cadence’s non-GAAP operating margin for the performance period divided by a pre-established non-GAAP operating margin target for the same performance period. For purposes of the SEBP, non-GAAP operating margin is defined as the ratio of non-GAAP income from operations (that is, GAAP operating income adjusted for amortization of acquired intangibles, stock-based compensation expense, non-qualified deferred compensation expenses, restructuring and other charges or credits, and acquisition- and integration-related costs), divided by total revenue.

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For both components of the Company Performance Factor, the Compensation Committee excludes the impact of acquisitions made by Cadence during the applicable performance period if such acquisitions were not taken into account in the setting of the targets.

For each fiscal half of fiscal 2018, the revenue and non-GAAP operating margin performance targets and actual performance against such targets used to determine the Company Performance Factor were as follows:

	1st Half 2018		2nd Half 2018

	Revenue (in millions)	Non-GAAP Operating Margin	Revenue (in millions)	Non-GAAP Operating Margin

2018 SEBP Target	$1,015	26.3%	$1,045	27.5%

Actual Achievement	$1,036	28.8%	$1,102	31.6%

Company Performance Factor	117.7%		133.0%

Determination of Individual Performance Factor. As described under “Performance Factors” above, for fiscal 2018, the Individual Performance Factor consisted of two components (both expressed as a percentage ranging from 0% to 150%): (i) a Quality Component based on criteria such as the accomplishment of quality goals, quality improvement, leadership of quality initiatives and customer satisfaction and (ii) an Executive Leadership Component based on criteria such as the achievement of strategic objectives, leadership within the organization, talent acquisition and retention and fiscal management. The Quality and Executive Leadership Component criteria specific to each NEO that were considered by the Compensation Committee are set forth below:

•

Mr. Tan: Consistent delivery of strong results and improvement in operating performance for stockholders, execution of Cadence’s System Design Enablement strategy, successful partnerships with market-shaping customers and ecosystem partners, and proliferation of Cadence products in the market.

•	Mr. Wall: Delivery of strong quarterly and year-end financial results, establishment of a long-term operating model and smooth implementation of significant changes to revenue accounting rules.

•

Mr. Devgan: Expanded role as President of Cadence with responsibilities extending to Cadence’s strategic and operational plan; leadership of the core EDA business with broad proliferation of innovative technology and market-shaping customer wins.

•	Mr. Mandava: Delivery of numerous innovative IP products, the integration of the technology and team acquired with nusemi inc, and delivery of revenue growth in the IP Group.

•

Mr. Zaman: Exceeding Cadence’s sales objectives with significant customer wins and driving operational excellence across the Worldwide Field Organization to improve productivity, and ensure scalable and profitable growth.

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Actual Bonus Payments. Based on its assessment of Cadence’s performance and individual performance as described above, the Compensation Committee approved the following bonus payouts under the SEBP for each half of fiscal 2018:

	1st Half 2018		2nd Half 2018

Name	(% of Target)	($)	(% of Target)	($)

Lip-Bu Tan	139.0%	$630,000	153.9%	$697,575

John M. Wall	140.4	197,487	158.6	223,035

Anirudh Devgan	139.3	348,245	156.6	391,519

Surendra Babu Mandava	141.8	265,928	149.0	279,300

Neil Zaman	135.9	271,887	153.6	307,230

Equity Incentive Compensation

Overview. Consistent with the principles of Cadence’s compensation for its executive officers outlined above, equity incentives are designed to provide executive officers with an ownership stake in Cadence, promote stock ownership to align the executive officers’ interests with those of other Cadence stockholders, and create significant incentives for executive retention. Specifically, equity incentives in the form of stock options provide an opportunity for Cadence to reward its executive officers solely to the extent Cadence’s stock price increases from the date of grant over time, which aligns the interests of executive officers with those of Cadence stockholders, and the executive officers must remain employed at Cadence during the period required for the stock options to vest. Furthermore, equity incentive awards in the form of incentive stock awards align the interests of executive officers with the interests of stockholders through stock ownership, require continued employment of the executive throughout the vesting period, and increase in value when Cadence’s stock price increases. The vesting of incentive stock awards granted to Cadence’s executive officers is also subject to the achievement of performance goals originally intended to qualify the awards under the historical exemption for “performance-based compensation” under Section 162(m) of the Internal Revenue Code before passage of the Tax Act. The Compensation Committee continued to maintain the performance goal requirement for incentive stock award grants made in fiscal 2018.

Additionally, as an important component of executive officers’ equity incentive compensation, the Compensation Committee has made periodic grants of LTP Awards. The Compensation Committee granted LTP Awards to all then-serving executive officers in fiscal 2016, and to Messrs. Tan, Mandava and Wall in fiscal 2017. The Compensation Committee, with input and collaboration from its independent compensation consultant, designed the LTP Awards to further focus the executive officers to build on Cadence’s strong, sustained levels of growth, provide a pay opportunity for exceptional market performance by Cadence, and inspire innovation and resourcefulness to achieve Cadence’s strategic priorities over a multi-year performance period, all of which the Compensation Committee believes will incentivize strong stockholder value creation. By design, the LTP Awards provide value to the recipients only if there is a significant increase in stockholder value during the multi-year performance period of the awards, as further described under “Outstanding LTP Awards.” The Compensation Committee will continue to assess Cadence’s equity incentive compensation program and may make future grants of LTP Awards, with similar or different design parameters, as it deems appropriate.

When the Compensation Committee determines and approves individual equity grants to executive officers, it considers each of the compensation factors, without prescribing particular weightings to any of the compensation factors. In addition, the Compensation Committee reviews the CEO’s assessments and recommendations as to the equity compensation for all of the executive officers except himself.

Fiscal 2018 Equity Grants. The Compensation Committee believes equity incentive grants provide the appropriate level of executive alignment with Cadence stockholder interests, reward Cadence’s executives for

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building long-term stockholder value, and create balance among stock options (which provide value only if the stock price increases), incentive stock awards (which provide more certain retention value subject to the fulfillment of certain vesting conditions, while still providing incentive to improve Cadence’s stock performance), and LTP Awards (which provide value only if significant long-term stockholder return is achieved).

In February 2018, the Compensation Committee approved stock option and incentive stock award grants for the NEOs. No LTP Awards were granted in fiscal 2018. Approximately 50% of the CEO’s fiscal 2018 equity grants (based on grant date fair value calculated pursuant to FASB ASC 718) consisted of stock options, and approximately 34% of the other NEOs’ fiscal 2018 equity grants in the aggregate consisted of stock options, with the remainder of the equity grants being incentive stock awards. The Compensation Committee continued to place significant weight on stock options to focus on stock price appreciation over the seven-year term of the stock option. The stock options granted to the NEOs in February 2018 vest monthly over four years from the date of grant and expire seven years from the date of grant. The incentive stock awards granted to the NEOs in February 2018 vest in equal semi-annual installments over three years from the date of grant, subject to achievement of the performance goal requirement mentioned above.

Outstanding LTP Awards. As noted above, beginning in fiscal 2016, the Compensation Committee has granted LTP Awards to incentivize executives to drive strong, sustained increases in stockholder value over a multi-year period. The LTP Awards are intended to create additional incentives to continue execution on and commitment to leading product innovation, provide industry-leading customer service and increase product proliferation during a time of industry transition. Vesting of the LTP Awards is based on meeting specific cumulative total stockholder return goals over a multi-year performance period, with the ability to vest in a portion of the award based on performance through March 15, 2019, March 15, 2020, and March 15, 2021. See “Outstanding Equity Awards at 2018 Fiscal Year End” below for further information regarding the performance goals under the LTP Awards.

Grant Timing Policy

The Compensation Committee and senior management monitor Cadence’s equity grant policies to evaluate whether such policies comply with governing regulations and are consistent with good corporate practices. Grants to the executive officers are generally made at the Compensation Committee meeting held in February of each year, after results for the preceding fiscal year become available and after review and evaluation of each executive officer’s performance, enabling the Compensation Committee to consider both the prior year’s performance and expectations for the succeeding year in making grant decisions. However, the Compensation Committee may make grants at any time during the year it deems appropriate.

Deferred Compensation

In fiscal 2018, all of the NEOs were eligible to defer compensation payable to them under a nonqualified deferred compensation plan maintained by Cadence (the “Deferred Compensation Plan”). The Deferred Compensation Plan is designed to allow for salary deferral above the limits imposed by the Internal Revenue Code for 401(k) plans on an income tax-deferred basis. Under the Deferred Compensation Plan, non-employee directors and selected employees who are classified as officers, vice presidents, directors, or an equivalent title are eligible to participate. Amounts deferred under the Deferred Compensation Plan are held in accounts with values indexed to the performance of mutual funds or money market accounts selected by the participant. The investment options made available under the Deferred Compensation Plan are substantially similar to those available under Cadence’s tax-qualified 401(k) plan. Cadence does not match contributions made under the Deferred Compensation Plan. The Deferred Compensation Plan is unfunded and is subject to the claims of creditors, so that participants in the Deferred Compensation Plan have rights in the plan only as unsecured creditors. Cadence maintains the Deferred Compensation Plan for the purposes of providing a competitive benefit and allowing all participants, including the NEOs, an opportunity to defer income tax payments on their cash compensation.

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Other Employee Benefit Plans

The executive officers, including the NEOs, are eligible for the same benefits generally available to Cadence employees. These include participation in a tax-qualified 401(k) plan, employee stock purchase plan, and group life, health, dental, vision and disability insurance plans. Cadence does not currently offer guaranteed pension benefits. Cadence periodically assesses the competitiveness of its broad-based employee benefit plans. Cadence aims to provide benefits to its employees that are competitive with market practices.

Perquisites

In connection with Mr. Devgan’s promotion to President in November 2017 and his required relocation to Cadence’s corporate headquarters in San Jose, California, Cadence agreed to provide Mr. Devgan with certain relocation benefits. In fiscal 2018, Mr. Devgan received a total of $54,000 for three months of housing allowance and $55,366 in reimbursement of moving expenses. Mr. Devgan’s relocation-related income is included in the “2018 Summary Compensation Table” section below.

Cadence does not provide its executive officers with club memberships, financial planning assistance, personal use of private aircraft or tax gross-up payments with respect to any taxable income.

Severance Benefits

The Compensation Committee periodically reviews typical industry practices concerning severance and change in control arrangements, and considers how those practices compare to Cadence’s severance and change in control arrangements. Cadence has entered into agreements with Messrs. Tan and Devgan that provide for benefits upon termination of employment under certain circumstances, such as in connection with a change in control of Cadence.

In fiscal 2016, Cadence adopted an Executive Severance Plan (the “Severance Plan”), which provides certain severance benefits to individuals promoted to or hired as executive officers of Cadence, to the extent designated as a participant in the Severance Plan by the Compensation Committee. Messrs. Mandava, Wall and Zaman have each been designated as a participant in the Severance Plan. In designing the Severance Plan, the Compensation Committee structured the severance benefit levels based on Cadence’s historical practices, as reflected in the executive employment agreements in place with Messrs. Tan and Devgan.

Cadence provides these severance benefits as a means of retaining executive officers, focusing executive officers on stockholder interests when considering strategic alternatives and providing income protection in the event of involuntary loss of employment. In general, the employment agreements and the Severance Plan provide for severance benefits upon Cadence’s termination of the executive’s employment without “cause.” The employment agreements but not the Severance Plan provide severance benefits upon resignation by the executive in connection with a “constructive termination” without a change in control. In the event of a change in control of Cadence, and if the executive’s employment is terminated without “cause” or by the executive in connection with a “constructive termination,” the executive will receive enhanced severance benefits. Accordingly, Cadence provides for enhanced severance benefits only in the event of a “double trigger” because it believes that the executive officers would be materially harmed only if a change in control results in reduced responsibilities or compensation, or loss of employment.

In March 2018, the Compensation Committee approved an amendment to Mr. Tan’s employment agreement to increase the lump sum payable at his Second Transition Payment Date (defined below under the section entitled “Potential Payments Upon Termination or Change in Control”) to (i) 125% of his annual base salary for a termination of employment without “cause” or a “constructive termination” not in connection with a change in control and (ii) 187.5% of his annual base salary for a termination without “cause” or a “constructive termination” in connection with a change in control, in each case subject to the other terms and conditions of the agreement.

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At such time, the Compensation Committee also approved an amendment to the terms of Mr. Mandava’s participation in the Severance Plan to generally increase his benefits from the one-half level provided to him when he initially joined Cadence to the full level typically provided to other participating executive officers, and to reflect the increase in his target cash compensation that occurred in fiscal 2018. Such amendment was made in recognition of Mr. Mandava’s service at Cadence since January 2017.

See “Potential Payments upon Termination or Change in Control” below for a more detailed discussion of the severance and change in control arrangements with the NEOs.

STOCK OWNERSHIP GUIDELINES

Cadence’s Stock Ownership Guidelines require that Cadence’s executive officers hold shares of Cadence common stock with a value equal to or greater than a specific value, as set forth below.

Position	Minimum Value of Shares	Years to Meet Guidelines

Chief Executive Officer	3X annual base salary	5 years

Other Executive Officers	1X annual base salary	5 years

These guidelines are designed to further align the interests of Cadence’s executive officers with the interests of stockholders and to reinforce Cadence’s commitment to sound corporate governance. As of December 28, 2018 (the last trading day of Cadence’s fiscal 2018), all of the NEOs satisfied Cadence’s Stock Ownership Guidelines.

Compliance with the Stock Ownership Guidelines is measured on the last trading day of each fiscal year in which the guidelines are applicable (the “Ownership Measurement Date”), based on the average closing price of Cadence common stock during the 20 trading day period ending on the Ownership Measurement Date (the “Measurement Price”).

Should any executive officer not meet the Stock Ownership Guidelines on the Ownership Measurement Date based on the Measurement Price or on any other date based on the closing price of Cadence common stock on such date, such executive officer is required to retain an amount equal to 100% of the “net shares” received as a result of the exercise, vesting or settlement of any Cadence equity award granted to such executive officer until the guideline is met. “Net shares” are those shares that remain after the shares are sold or withheld to pay any applicable exercise price or taxes for the award. The Compensation Committee retains the discretion to grant a hardship exception to an executive officer if he or she fails to meet the guidelines as of the Ownership Measurement Date.

The following forms of equity interests in Cadence count towards satisfaction of the Stock Ownership Guidelines: restricted or incentive shares (whether vested or unvested), shares subject to RSUs, shares obtained through Cadence’s Employee Stock Purchase Plan (the “ESPP”), shares obtained through the exercise of stock options or upon settlement of restricted stock, shares purchased on the open market, shares owned outright by the executive officer or his or her immediate family members residing in the same household, shares held in trust for the benefit of the executive officer or his or her family and restricted shares granted under Cadence’s equity plans.

CLAWBACK POLICY

Cadence has adopted a clawback policy, which provides that if Cadence restates its reported financial results, the Board will review all bonuses and other awards made to the NEOs on the basis of having met or exceeded performance goals during the period covered by the restatement and will, to the extent practicable and considered in the best interests of stockholders, instruct Cadence to seek to recover or cancel such bonuses or awards to the extent that performance goals would not have been met under such restated financial results.

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ANTI-HEDGING POLICY AND TRADING RESTRICTIONS

Cadence’s Securities Trading Policy restricts certain transactions in Cadence securities and prohibits members of the Board, executive officers and all other Cadence employees (and their respective family and household members) from hedging their ownership of Cadence securities (regardless of whether such securities were granted as compensation or are otherwise held, directly or indirectly, by such employee or director), including by purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or trading in publicly traded options, puts, calls or other derivative instruments related to Cadence securities. Cadence’s Securities Trading Policy also prohibits short-sales and similar transactions, and requires approval by Cadence of pledges of Cadence stock or deposits of Cadence stock in margin accounts by certain employees, including its executive officers. None of the NEOs currently or in the last year has pledged any Cadence common stock under this policy.

COMPENSATION COMMITTEE REPORT

The current members of the Compensation Committee have reviewed and discussed the “Compensation Discussion and Analysis” above with management. Based on this review and discussion, the current members of the Compensation Committee recommended to the Board the inclusion of the “Compensation Discussion and Analysis” in this proxy statement and incorporation by reference into Cadence’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018.

COMPENSATION COMMITTEE

John B. Shoven, Chair

Mark W. Adams

Susan L. Bostrom

James D. Plummer

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is, or was during or prior to fiscal 2018, an officer or employee of Cadence or any of its subsidiaries. None of Cadence’s executive officers serves or served as a director or member of the compensation committee of another entity where an executive officer of such other entity serves or served as a director of Cadence or member of the Compensation Committee.

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COMPENSATION OF EXECUTIVE OFFICERS

The following table shows the compensation awarded to, paid to, or earned by Cadence’s NEOs in fiscal 2018 and, to the extent required, in fiscal 2017 and fiscal 2016.

2018 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(3)	Total ($)
Lip-Bu Tan Chief Executive Officer	2018	$725,000	$—	$2,750,018	$2,740,245	$1,327,575	$13,530	$7,556,368
	2017	700,000	—	3,451,410	2,923,363	876,595	13,380	7,964,748
	2016	650,000	—	3,221,420	2,920,000	806,086	13,230	7,610,736

John M. Wall Senior Vice President and Chief Financial Officer	2018	375,000	—	825,006	423,490	420,522	9,715	2,053,733
	2017	322,500	250,000	2,572,250	0	198,808	9,230	3,352,788

Anirudh Devgan President	2018	500,000	—	1,979,990	1,016,380	739,764	119,848	4,355,982
	2017	434,231	—	3,554,150	515,888	516,670	9,997	5,030,936
	2016	400,000	—	2,339,420	642,400	351,340	9,512	3,742,672

Surendra Babu Mandava Senior Vice President, Research and Development	2018	375,000	—	1,006,519	516,656	545,228	12,998	2,456,401
	2017	362,019	—	4,733,725	571,574	340,976	11,566	6,019,860

Neil Zaman Senior Vice President, Worldwide Field Operations	2018	400,000	—	1,122,014	575,948	579,117	10,036	2,687,115
	2017	400,000	—	1,231,600	343,925	473,280	9,886	2,458,691
	2016	350,000	—	1,730,065	642,400	412,621	9,512	3,144,598

(1)	Includes amounts deferred pursuant to Section 401(k) of the Internal Revenue Code and the Deferred Compensation Plan.

(2)

In accordance with SEC rules, the amount shown reflects the grant date fair value of stock awards and option awards granted during fiscal 2018 calculated pursuant to FASB ASC 718. The assumptions used to calculate the valuation of the awards for fiscal 2018 are set forth in Note 10 to the Notes to Consolidated Financial Statements in Cadence’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018, and the assumptions used to calculate the valuation of the awards for prior years are set forth in the Notes to Consolidated Financial Statements in Cadence’s annual reports on Form 10-K for the corresponding years. While the grant date fair value of awards reflects the full value of the awards in the year of grant, the awards will be earned by the holder over a number of years, and the stock awards are subject to performance conditions. The terms of the applicable awards are discussed in more detail in the tables entitled “Grants of Plan-Based Awards in Fiscal Year 2018” and “Outstanding Equity Awards at 2018 Fiscal Year End.” The amount shown is based on the price of Cadence common stock on the date the award was granted and does not reflect any fluctuations in the price of Cadence common stock subsequent to the grant date. The amount shown therefore does not reflect the financial benefit that the holder of the award will actually realize upon the vesting of the award, and with respect to option awards, such amount does not reflect whether the option award will be exercised or exercisable prior to its expiration.

(3)

The amounts listed in the “All Other Compensation” column above reflect the following and, unless noted below, are based upon the actual cost expended by Cadence in connection with the following amounts for fiscal 2018:

•	For Mr. Tan, the amount shown includes $8,250 for 401(k) matching contributions and $5,280 for term life insurance premium payments.

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•	For Mr. Wall, the amount shown includes $8,250 for 401(k) matching contributions and $1,465 for term life insurance premium payments.

•

For Mr. Devgan, the amount shown includes (a) $8,250 for 401(k) matching contributions, (b) $2,232 for term life insurance premium payments, and (c) $54,000 for a temporary living allowance and $55,366 for reimbursed moving costs in connection with Mr. Devgan’s relocation to Cadence’s corporate headquarters in San Jose, California.

•	For Mr. Mandava, the amount shown includes $8,250 for 401(k) matching contributions and $4,748 for term life insurance premium payments.

•	For Mr. Zaman, the amount shown includes $8,250 for 401(k) matching contributions and $1,786 for term life insurance premium payments.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2018

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)
Lip-Bu Tan	2/06/18	$ —	$—	$—	69,480	—	$—	$2,750,018
	2/06/18	—	—	—	—	269,301	39.58	2,740,245
	SEBP	0	906,250	2,039,063	—	—	—	—
John M. Wall	2/06/18	—	—	—	20,844	—	—	825,006
	2/06/18	—	—	—	—	41,619	39.58	423,490
	SEBP	0	281,250	632,813	—	—	—	—
Anirudh Devgan	2/06/18	—	—	—	50,025	—	—	1,979,990
	2/06/18	—	—	—	—	99,886	39.58	1,016,380
	SEBP	0	500,000	1,125,000	—	—	—	—
Surendra Babu Mandava	2/06/18	—	—	—	25,430	—	—	1,006,519
	2/06/18	—	—	—	—	50,775	39.58	516,656
	SEBP	0	375,000	843,750	—	—	—	—
Neil Zaman	2/06/18	—	—	—	28,348	—	—	1,122,014
	2/06/18	—	—	—	—	56,602	39.58	575,948
	SEBP	0	400,000	900,000	—	—	—	—

(1)	The Non-Equity Incentive Plan Awards consist of cash bonuses under the SEBP. The minimum dollar amount for each such bonus award is $0.

(2)

The stock awards granted to Messrs. Tan, Wall, Devgan, Mandava and Zaman on February 6, 2018 were granted under the Omnibus Plan and vest over three years, with 1/6th of the shares subject to each such stock award vesting every six months after the date of grant, subject to the achievement of certain specified performance goals.

(3)

The stock options granted to Messrs. Tan, Wall, Devgan, Mandava and Zaman on February 6, 2018 were granted under the Omnibus Plan and vest over four years, with 1/48th of the shares vesting each month after the date of grant.

(4)	The exercise price of the stock options is the closing price of Cadence common stock on the date of grant.

(5)

In accordance with SEC rules, the amount shown reflects the grant date fair value of stock awards and option awards granted during fiscal 2018 calculated pursuant to FASB ASC 718. The assumptions used to calculate

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the valuation of the awards are set forth in Note 10 to the Notes to Consolidated Financial Statements in Cadence’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018. The grant date fair value of the stock awards and stock options granted during fiscal 2018 is based on the price of Cadence common stock on the date the award was granted and does not reflect any fluctuations in the price of Cadence common stock subsequent to the grant date. The amount shown therefore does not reflect the financial benefit that the holder of the award will actually realize upon the vesting of the award, and with respect to option awards, such amount does not reflect whether the option award will be exercised or exercisable prior to its expiration.

NARRATIVE DISCLOSURE TO 2018 SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2018 TABLE

Employment Terms

Certain elements of compensation set forth in the 2018 Summary Compensation Table and the table entitled “Grants of Plan-Based Awards in Fiscal Year 2018” reflect the terms of an employment agreement or a letter between Cadence and each of the NEOs that were in effect as of December 29, 2018.

•

Lip-Bu Tan. Cadence is a party to an employment agreement with Mr. Tan that provides for an initial base salary of $600,000 per year and for Mr. Tan’s participation in the SEBP at an annual target bonus of 100% of his base salary. In 2012, Mr. Tan’s base salary was increased to $650,000, in 2017, his base salary was increased to $700,000 and in 2018, his base salary was increased to $725,000 and his annual target bonus was increased to 125% of his base salary.

•

John M. Wall. Cadence is a party to a letter confirming Mr. Wall’s promotion to Senior Vice President and CFO that provides for a base salary of $360,000 per year and Mr. Wall’s participation in the SEBP at an annual target bonus of 75% of his base salary. In 2018, Mr. Wall’s base salary was increased to $375,000.

•

Anirudh Devgan. Cadence is a party to an employment agreement with Mr. Devgan that provides for a base salary of $375,000 per year and for Mr. Devgan’s participation in the SEBP at an annual target bonus of 75% of his base salary. In February 2016, Mr. Devgan’s annual base salary was increased to $400,000 in connection with the expansion of his responsibilities to include leadership of the System & Verification Group and, in February 2017, Mr. Devgan’s base salary was increased to $425,000 and his annual target bonus was increased to 100% of his base salary. In November 2017, Mr. Devgan’s base salary was increased to $500,000 in connection with his promotion to President of Cadence.

•

Surendra Babu Mandava. Cadence is a party to an offer letter with Mr. Mandava that provides for a base salary of $375,000 per year and Mr. Mandava’s participation in the SEBP at an annual target bonus of 75% of his base salary. In 2018, Mr. Mandava’s annual target bonus was increased to 100% of his base salary.

•

Neil Zaman. Cadence is a party to a letter confirming Mr. Zaman’s promotion to Senior Vice President, Worldwide Field Operations that provides for a base salary of $350,000 per year and Mr. Zaman’s participation in the SEBP at an annual target bonus of 100% of his base salary. In 2017, Mr. Zaman’s base salary was increased to $400,000.

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OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR END

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(2)
Lip-Bu Tan	100,000	(3)	—	$11.62	2/06/19	—		$—
	410,000	(3)	—	14.22	2/11/20	—		—
	500,000	(3)	—	13.81	2/04/21	—		—
	479,166		20,834	17.16	2/09/22	—		—
	354,166		145,834	19.60	2/08/23	—		—
	194,791		230,209	30.79	2/21/24	—		—
	56,104		213,197	39.58	2/06/25	—		—
	—		—	—	—	16,666	(4)	722,304
	—		—	—	—	200,000	(5)	8,668,000
	—		—	—	—	37,500	(6)	1,625,250
	—		—	—	—	100,000	(7)	4,334,000
	—		—	—	—	57,900	(8)	2,509,386
John M. Wall	8,670		32,949	39.58	2/06/25	—		—
	—		—	—	—	2,750	(9)	119,185
	—		—	—	—	1,166	(10)	50,534
	—		—	—	—	12,000	(11)	520,080
	—		—	—	—	17,000	(12)	736,780
	—		—	—	—	50,000	(13)	2,167,000
	—		—	—	—	17,370	(8)	752,816
Anirudh Devgan	95,833		4,167	17.16	2/09/22	—		—
	77,916		32,084	19.60	2/08/23	—		—
	34,375		40,625	30.79	2/21/24	—		—
	20,809		79,077	39.58	2/06/25	—		—
	—		—	—	—	9,166	(4)	397,254
	—		—	—	—	200,000	(5)	8,668,000
	—		—	—	—	24,999	(6)	1,083,457
	—		—	—	—	30,000	(14)	1,300,200
	—		—	—	—	41,687	(8)	1,806,715
Surendra Babu Mandava	38,958	(15)	46,042	30.10	2/15/24	—		—
	10,578		40,197	39.58	2/06/25	—		—
	—		—	—	—	63,750	(16)	2,762,925
	—		—	—	—	125,000	(17)	5,417,500
	—		—	—	—	21,191	(8)	918,418
Neil Zaman	1,250		5,625	21.14	9/15/22	—		—
	4,583		32,084	19.60	2/08/23	—		—
	2,083		27,084	30.79	2/21/24	—		—
	11,792		44,810	39.58	2/06/25	—		—
	—		—	—	—	6,666	(4)	288,904
	—		—	—	—	150,000	(5)	6,501,000
	—		—	—	—	19,999	(6)	866,757
	—		—	—	—	23,623	(8)	1,023,821

(1)	Unless otherwise indicated, these stock options were granted seven years prior to the expiration date and vest at a rate of 1/48th every month after the date of grant.

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(2)

The market value of the stock awards that have not vested is calculated by multiplying the number of shares that have not vested by the closing price of Cadence common stock on December 28, 2018 (the last business day of Cadence’s fiscal 2018) of $43.34 per share.

(3)	Stock option was fully vested as of December 29, 2018.

(4)	Restricted stock was granted on February 8, 2016 and vests at a rate of 1/6th every six months from the date of grant over three years, subject to the achievement of specific performance goals.

(5)

LTP Award was granted on February 8, 2016 and vests upon achieving total stockholder return between a threshold of 45.3% (corresponding to a $28 stock price, above which vesting begins) and a goal of 123.1% (corresponding to a $43 stock price, at or above which 100% vesting would occur) from the $19.27 trailing 20-day average stock price as of February 8, 2016 (the original award grant date) through March 15, 2021 (the end of the award’s multi-year term). The percentage of the grant that vests for total stockholder return in between the 45.3% threshold and 123.1% goal values is based on a linear interpolation between these two amounts. Total stockholder return is calculated using a trailing 20-day average stock price and the corresponding stock prices cited above assume that no dividends, stock splits or other similar adjustments have occurred. A portion of the LTP Award may vest on March 15, 2019 and/or March 15, 2020 if total stockholder return reaches the vesting range by such dates, provided that vesting is limited to 33% for the 2019 measurement date and 67% for the 2020 measurement date. No portion of the LTP Award would vest at any time unless Cadence’s total stockholder return from February 8, 2016 through the applicable measurement date is equal to or greater than the 35th percentile of the companies listed in the S&P MidCap 400 Information Technology Index as of February 8, 2016.

(6)	Restricted stock was granted on February 21, 2017 and vests at a rate of 1/6th every six months from the date of grant over three years, subject to the achievement of specific performance goals.

(7)

LTP Award was granted on February 21, 2017 and vests upon achieving total stockholder return between a threshold of 40.6% (corresponding to a $40 stock price, above which vesting begins) and a goal of 75.8% (corresponding to a $50 stock price, at or above which 100% vesting would occur) from the $28.44 trailing 20-day average stock price as of February 21, 2017 (the original award grant date) through March 15, 2021 (the end of the award’s multi-year term). The percentage of the grant that vests for total stockholder return in between the 40.6% threshold and 75.8% goal values is based on a linear interpolation between these two amounts. Total stockholder return is calculated using a trailing 20-day average stock price and the corresponding stock prices cited above assume that no dividends, stock splits or other similar adjustments have occurred. A portion of the LTP Award may vest on March 15, 2019 and/or March 15, 2020 if total stockholder return reaches the vesting range by such dates, provided that vesting is limited to 33% for the 2019 measurement date and 67% for the 2020 measurement date. No portion of the LTP Award would vest at any time unless Cadence’s total stockholder return from February 21, 2017 through the applicable measurement date is equal to or greater than the 35th percentile of the companies listed in the S&P MidCap 400 Information Technology Index as of February 21, 2017.

(8)	Restricted stock was granted on February 6, 2018 and vests at a rate of 1/6th every six months from the date of grant over three years, subject to the achievement of specific performance goals.

(9)	Restricted stock was granted on April 15, 2016 and vests at a rate of 1/6th every six months from the date of grant over three years.

(10)

Restricted stock was granted on July 15, 2016 and vests over a 37-month period, with 1/6th of the shares vesting seven months after the date of grant and the remaining shares vesting in five equal semi-annual installments.

(11)

Restricted stock was granted on July 17, 2017 and vests over a 37-month period, with 1/6th of the shares vesting seven months after the date of grant and the remaining shares vesting in five equal semi-annual installments.

(12)

Restricted stock was granted on October 1, 2017 and vests over three years, with 1/6th of the shares vesting approximately six months after the date of grant and the remaining shares vesting in five equal semi-annual installments, subject to the achievement of specific performance goals.

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(13)

LTP Award was granted on October 1, 2017 and vests upon achieving total stockholder return between a threshold of 12.0% (corresponding to a $43 stock price, above which vesting begins) and a goal of 30.2% (corresponding to a $50 stock price, at or above which 100% vesting would occur) from the $38.41 trailing 20-day average stock price as of October 1, 2017 (the original award grant date) through March 15, 2021 (the end of the award’s multi-year term). The percentage of the grant that vests for total stockholder return in between the 12.0% threshold and 30.2% goal values is based on a linear interpolation between these two amounts. Total stockholder return is calculated using a trailing 20-day average stock price and the corresponding stock prices cited above assume that no dividends, stock splits or other similar adjustments have occurred. A portion of the LTP Award may vest on March 15, 2020 if total stockholder return reaches the vesting range by such date, provided that vesting is limited to 25% for the 2020 measurement date. No portion of the LTP Award would vest at any time unless Cadence’s total stockholder return from February 21, 2017 through the applicable measurement date is equal to or greater than the 35th percentile of the companies listed in the S&P MidCap 400 Information Technology Index as of February 21, 2017.

(14)

Restricted stock was granted on November 14, 2017 and vests over three years, with 1/6th of the shares vesting approximately six months after the date of grant and the remaining shares vesting in five equal semi-annual installments, subject to the achievement of specific performance goals.

(15)

Stock option was granted on the date seven years prior to the expiration date and vests over four years, with 1/4th of the shares subject to the option vesting on the first anniversary of the grant date and the remainder vesting in equal monthly installments over three years.

(16)	Restricted stock was granted on February 15, 2017 and vests at a rate of 1/4th on each of the first four anniversaries of the grant date, subject to the achievement of specific performance goals.

(17)

LTP Award was granted on February 21, 2017 and vests upon achieving total stockholder return between a threshold of 45.3% (corresponding to a $28 stock price, above which vesting begins) and a goal of 123.1% (corresponding to a $43 stock price, at or above which 100% vesting would occur) from the $19.27 trailing 20-day average stock price as of February 8, 2016 through March 15, 2021 (the end of the award’s multi-year term). The percentage of the grant that vests for total stockholder return in between the 45.3% threshold and 123.1% goal values is based on a linear interpolation between these two amounts. Total stockholder return is calculated using a trailing 20-day average stock price and the corresponding stock prices cited above assume that no dividends, stock splits or other similar adjustments have occurred. A portion of the LTP Award may vest on March 15, 2019 and/or March 15, 2020 if total stockholder return reaches the vesting range by such dates, provided that vesting is limited to 20% for the 2019 measurement date and 40% for the 2020 measurement date. No portion of the LTP Award would vest at any time unless Cadence’s total stockholder return from February 8, 2016 through the applicable measurement date is equal to or greater than the 35th percentile of the companies listed in the S&P MidCap 400 Information Technology Index as of February 8, 2016.

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OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2018

The following table sets forth information with respect to the exercise of stock options by the NEOs during fiscal 2018 and the vesting during fiscal 2018 of stock awards previously granted to the NEOs:

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Lip-Bu Tan	425,000	$14,325,107	90,747	$3,730,240
John M. Wall	271	8,046	27,973	1,161,747
Anirudh Devgan	85,000	2,327,718	65,005	2,732,907
Surendra Babu Mandava	—	—	25,489	1,021,374
Neil Zaman	52,916	942,048	45,557	1,902,096

(1)

Amounts shown for option awards are determined by multiplying (i) the number of shares of Cadence common stock to which the exercise of the options related, by (ii) the difference between the per share sales price of Cadence common stock at exercise and the exercise price of the options.

(2)	Amounts shown for stock awards are determined by multiplying the number of shares that vested by the per share closing price of Cadence common stock on the vesting date.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2018

Under the Deferred Compensation Plan, Cadence employees who are classified as officers, vice presidents, directors, or an equivalent title and selected as eligible, as well as non-employee directors, may elect to defer compensation. Eligible employees may elect to defer up to 80% of their base salary and up to 100% of the non-equity incentive plan compensation payable to them; non-employee directors may elect to defer up to 100% of their directors’ fees. These deferred compensation amounts are credited to participant accounts, with values indexed to the performance of mutual funds or money market accounts selected by the participant. Participants elect to receive distributions from their account upon termination of employment or service with Cadence, the passage of a specified number of years or the attainment of a specified age. In addition, participants elect to receive distributions in a lump-sum payment or monthly installments over a five-, ten- or fifteen-year period.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Lip-Bu Tan	$—	$ —	$1,366	$ —	$87,407
John M. Wall	152,032	—	7,619	—	130,500
Anirudh Devgan	4,859	—	1,325	—	42,889
Surendra Babu Mandava	209,472	—	15,256	—	232,396
Neil Zaman	—	—	—	—	—

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

EMPLOYMENT AGREEMENTS AND THE SEVERANCE PLAN

The information below describes certain compensation that would have become payable to the NEOs under existing plans and contractual arrangements, assuming that a termination of employment or a change in control combined with a termination of employment had occurred on December 29, 2018, based upon the $43.34 per share closing price of Cadence common stock on December 28, 2018 (the last business day of Cadence’s fiscal 2018), given the compensation and service levels of each NEO. In addition to the benefits described below, upon any termination of employment, the NEOs who elect to participate in the Deferred Compensation Plan would also be entitled to the amount shown in the “Aggregate Balance at Last FYE” column of the Nonqualified Deferred Compensation for Fiscal Year 2018 table above.

As of December 29, 2018, Messrs. Devgan and Tan were each subject to an employment agreement with Cadence, while Messrs. Mandava, Wall and Zaman were participants in the Severance Plan, which was adopted by the Compensation Committee in May 2016. The employment agreements Cadence previously entered into with certain of its executive officers, including Messrs. Devgan and Tan, contain severance provisions that remain in effect, and such executive officers do not participate in the Severance Plan.

The employment agreements and the Severance Plan generally provide for the payment of benefits if the executive’s employment with Cadence is terminated by Cadence without “cause” (as defined below), upon a termination of employment due to death or “permanent disability” (as defined below), and upon a termination of employment either by Cadence without “cause” or by the executive in connection with a “constructive termination” (as defined below) that occurs during the period commencing three months before a “change in control” (as defined below) of Cadence and ending thirteen months following such “change in control.” In addition, the employment agreements generally provide for the payment of benefits if the executive’s employment with Cadence is terminated by the executive in connection with a “constructive termination.” The Severance Plan, however, does not provide for the payment of benefits if the executive’s employment with Cadence is terminated by the executive in connection with a “constructive termination” unless the “constructive termination” commences within three months prior to a “change in control” of Cadence and ending thirteen months following such “change in control.” The employment agreements and the Severance Plan do not provide for any benefits upon a termination by Cadence for “cause” or upon a voluntary resignation by the executive.

For purposes of the employment agreements and the Severance Plan, “cause,” “constructive termination,” “change in control” and “permanent disability” are defined as follows:

“Cause” generally means an executive’s:

•	gross misconduct or fraud in the performance of duties;

•	conviction or guilty plea or plea of nolo contendere with respect to any felony or act of moral turpitude;

•	engagement in any material act of theft or material misappropriation of company property in connection with employment;

•	material breach of Cadence’s Bylaws or any other agreement with Cadence or its affiliates (including the Code of Business Conduct and proprietary information and inventions agreement); or

•	material failure or refusal to perform the assigned duties.

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“Constructive termination” generally means the occurrence of any one of the following events:

•

for Mr. Tan – a material adverse change, without his written consent, in his authority, duties, title or reporting relationship causing his position to be of materially less stature or responsibility, including removal from his current position, or a reduction, without his written consent, in his base salary then in effect by more than 5% or a reduction by more than 5% in the stated target bonus opportunity;

•	for Messrs. Devgan, Mandava, Wall and Zaman – Cadence’s removal of the executive from his current position;

•	for Messrs. Devgan, Mandava, Wall and Zaman – a reduction, without written consent, in base salary by more than 10% or a reduction by more than 10% in the stated target bonus opportunity;

•

for Messrs. Devgan and Tan – in the event the executive, prior to a “change in control,” is identified as an executive officer of Cadence for purposes of the rules promulgated under Section 16 of the Exchange Act and following a “change in control” in which Cadence or any successor remains a publicly traded entity, the executive is not identified as an executive officer for purposes of Section 16 of the Exchange Act at any time within one year after the “change in control”;

•	for Messrs. Devgan and Tan – any material breach by Cadence of any provision of the employment agreement;

•	a relocation of the executive’s principal place of employment by more than 30 miles, unless the executive consents in writing to such relocation; or

•	any failure by Cadence to obtain the written assumption of the employment agreement or the Severance Plan by any successor to Cadence.

“Change in control” generally means the occurrence of any one of the following events:

•	any person is or becomes the beneficial owner of more than 50% of the total voting power represented by Cadence’s then outstanding voting securities;

•

any person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person) more than 30% of the total voting power represented by Cadence’s then outstanding voting securities;

•	if a majority of the members of the Board are replaced in any two-year period other than in specific circumstances;

•

the consummation of a merger or consolidation of Cadence with any other corporation if such merger or consolidation is approved by the stockholders of Cadence, other than a merger or consolidation in which the holders of Cadence’s outstanding voting securities immediately prior to such merger or consolidation receive securities possessing at least 80% of the total voting power represented by the outstanding voting securities of the surviving entity immediately after such merger or consolidation; or

•	the consummation of the liquidation, sale or disposition by Cadence of all or substantially all of Cadence’s assets if such liquidation, sale or disposition is approved by the stockholders of Cadence.

“Permanent disability” generally means any medically determinable physical or mental impairment that can reasonably be expected to result in death or that has lasted or can reasonably be expected to last for a continuous period of not less than twelve months and that renders the executive unable to perform effectively all of the essential functions of the position pursuant to the employment agreement or the Severance Plan, with or without reasonable accommodation.

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If the executive’s employment is terminated by Cadence without “cause” (and not due to death or “permanent disability”) under the applicable employment agreement or Severance Plan, or if the executive terminates employment in connection with a “constructive termination” under the applicable employment agreement, the executive will be entitled to the benefits provided for in a transition agreement provided for in the applicable employment agreement or Severance Plan in exchange for the executive’s execution and delivery of a general release of claims in favor of Cadence. The transition agreements provide for a transition period commencing on the date that the executive no longer holds his or her executive position and ending on the earliest of (i) the date on which the executive resigns as an employee of Cadence, (ii) the date on which Cadence terminates the executive’s employment due to a material breach by the executive of his or her duties or obligations under the transition agreement, and (iii) one year from the transition commencement date. During such transition period Cadence would provide the following payments and benefits:

•

continued employment by Cadence as a non-executive employee for up to a one-year transition period at a monthly salary of $4,000 per month, payable for up to six months commencing on the first pay date that is more than 30 days following the date that is six months following the commencement of the transition period;

•	provided the executive elects COBRA coverage, continued coverage during the one-year transition period under Cadence’s medical, dental and vision insurance plans, at Cadence’s expense;

•

accelerated vesting, as of the commencement of the transition period, of the executive’s outstanding and unvested equity compensation awards, other than awards with performance-based vesting criteria, that would have vested over the succeeding twelve-month period (or, in the case of Mr. Tan, the succeeding 18-month period); provided that, if the executive remains employed pursuant to the transition agreement through the end of the applicable performance period, unvested equity compensation awards that are subject to performance-based vesting criteria and that are outstanding as of the commencement of the transition period will continue to vest through the end of the applicable performance period only to the extent such performance period ends within twelve months (or, in the case of Mr. Tan, 18 months) after the commencement of the transition period, the applicable performance conditions are satisfied and the executive remains employed pursuant to the transition agreement through the end of the applicable performance period;

•

a lump-sum payment equal to one year’s base salary at the highest annualized rate in effect during the executive’s employment, payable on the 30th day following the date that is six months after the commencement of the transition period (the “First Transition Payment Date”); and

•

a lump-sum payment equal to a percentage of the executive’s annual base salary at the highest rate in effect during the executive’s employment (125% for Mr. Tan, 100% for Messrs. Devgan, Mandava and Zaman and 75% for Mr. Wall), payable 30 to 60 days following the end of the transition period (the “Second Transition Payment Date”), provided the executive does not resign from employment with Cadence and Cadence does not terminate the executive’s employment due to a material breach of the executive’s duties under the transition agreement.

In addition, the employment agreements and the Severance Plan provide that if, within three months before or thirteen months after a “change in control,” an executive’s employment is terminated without “cause” or the executive terminates employment in connection with a “constructive termination,” then, in exchange for the executive’s execution and delivery of a transition and release agreement, in lieu of the equity acceleration described above, 100% of the executive’s outstanding and unvested equity compensation awards will immediately vest in full (unless specifically provided to the contrary in the equity grant agreements). All other provisions of the transition agreement described in the paragraph above remain unchanged, except that the executives will also receive: (i) a lump-sum payment equal to 50% of the executive’s annual base salary at the highest rate in effect during the executive’s employment on the First Transition Payment Date, and (ii) a lump-sum payment equal to a percentage of the executive’s annual base salary at the highest rate in effect during the executive’s employment (62.5% for Mr. Tan, 50% for Messrs. Devgan, Mandava and Zaman and 37.5% for Mr. Wall) on the Second

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Transition Payment Date. The executives are not entitled to a tax gross-up in connection with any “excess parachute payments” paid upon a “change in control,” but instead are entitled to the best after-tax alternative.

Under the employment agreements and the Severance Plan, if the executive’s employment is terminated due to the executive’s death or “permanent disability,” the executive will be entitled to the following payments and benefits if the executive’s estate executes and delivers a release agreement:

•

accelerated vesting, as of the date of the executive’s termination of employment, of outstanding unvested equity compensation awards that would have vested over the succeeding twelve-month period, and such awards and all previously vested equity awards will remain exercisable for 24 months from the date of the executive’s termination of employment (but not later than the expiration of the term of the applicable award); and

•

solely in the case of termination due to “permanent disability,” and provided the executive elects COBRA coverage, continued coverage for twelve months under Cadence’s medical, dental and vision insurance plans, at Cadence’s expense.

The receipt of benefits following termination of employment under the employment agreements and the Severance Plan is contingent upon the affected executive delivering and not revoking a general release in favor of Cadence. In addition, the post-termination benefits provided for under these employment agreements and the Severance Plan, except upon death or “permanent disability,” are contingent upon the affected executive complying with the terms of the transition agreements. During the transition period, the executive is entitled to receive the payments described above, is prohibited from competing with Cadence, soliciting employees of Cadence or interfering with Cadence’s relationships with its current or prospective clients, customers, joint-venture partners or financial backers, and must provide Cadence with continued cooperation in matters related to the executive’s employment. Any violation of the provisions of the transition agreement would result in the cessation of Cadence’s obligation to provide the then-unpaid portion of the affected executive’s termination benefits.

LIFE INSURANCE

In addition to the benefits described above and quantified below, Cadence provides each of its benefits-eligible U.S.-based employees, including each of its executive officers, with life insurance in an amount equal to the lesser of two times the employee’s annual target cash compensation (base salary plus target bonus) or $2,000,000, which, as of December 29, 2018, for Messrs. Tan, Devgan, Mandava, Wall and Zaman was $2,000,000, $2,000,000, $1,500,000, $1,312,500 and $1,600,000, respectively.

POTENTIAL PAYMENTS

The tables below set forth the estimated value of the potential payments to the NEOs, assuming the executive’s employment had terminated on December 29, 2018, based upon the $43.34 per share closing price of Cadence common stock on December 28, 2018 (the last business day of Cadence’s fiscal 2018), under the applicable employment agreement or Severance Plan in effect at that time, and, for purposes of the second table below, that a change in control of Cadence had also occurred on that date. Amounts are reported without any reduction for possible delay in the commencement or timing of payments or due to any reduction under Section 280G of the Internal Revenue Code.

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Potential Payments and Benefits Upon a Termination of Employment by Cadence Without Cause or by Executive in Connection with a Constructive Termination Not in Connection with a Change in Control

Name	Transition Period Salary ($)	Lump Sum Payment 1 ($)(1)	Lump Sum Payment 2 ($)(2)	Company- Paid COBRA Premiums ($)	Vesting of Stock Options ($)(3)	Vesting of Restricted Stock Awards ($)(4)	Pre-Tax Total ($)
Lip-Bu Tan	$24,000	$725,000	$906,250	$11,547	$6,387,404	$6,521,413	$14,575,614
John M. Wall(5)	24,000	375,000	281,250	15,902	39,123	1,099,276	1,834,551
Anirudh Devgan	24,000	500,000	500,000	28,456	1,091,149	5,160,624	7,304,229
Surendra Babu Mandava(5)	24,000	375,000	375,000	13,248	329,076	1,288,368	2,404,692
Neil Zaman(5)	24,000	400,000	400,000	28,456	987,804	3,277,490	5,117,750

(1)	Lump Sum Payment 1 is payable on the First Transition Payment Date (defined above under “Employment Agreements and the Severance Plan”).

(2)	Lump Sum Payment 2 is payable on the Second Transition Payment Date (defined above under “Employment Agreements and the Severance Plan”).

(3)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the difference between the closing price of Cadence common stock on December 28, 2018 (the last business day of Cadence’s fiscal 2018) of $43.34 per share (assuming it was the market price per share of Cadence common stock on the date of termination of employment) and the exercise price of the stock option.

(4)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the closing price of Cadence common stock on December 28, 2018 (the last business day of Cadence’s fiscal 2018) of $43.34 per share. In addition, these amounts include the value of LTP Awards that would have vested at the next measurement date assuming a trailing 20-day average stock price of $43.34 per share on such date.

(5)

Under the terms of the Severance Plan, Messrs. Wall, Mandava and Zaman would have been eligible for severance benefits following a termination of employment by Cadence without “cause,” but would not have been entitled to severance benefits following a “constructive termination” not in connection with a “change in control.”

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Potential Payments and Benefits Upon a Termination of Employment by Cadence Without Cause or by Executive in Connection with a Constructive Termination Within 3 Months Prior to or 13 Months Following a Change in Control

Name	Transition Period Salary ($)	Lump Sum Payment 1 ($)(1)	Lump Sum Payment 2 ($)(2)	Company- Paid COBRA Premiums ($)	Vesting of Stock Options ($)(3)	Vesting of Restricted Stock Awards ($)(4)	Pre-Tax Total ($)
Lip-Bu Tan	$24,000	$1,087,500	$1,359,375	$11,547	$7,698,277	$14,972,496	$25,153,195
John M. Wall	24,000	562,500	421,875	15,902	123,888	2,284,649	3,432,814
Anirudh Devgan	24,000	750,000	750,000	28,456	1,677,939	13,255,626	16,486,021
Surendra Babu Mandava	24,000	562,500	562,500	13,248	760,737	9,098,843	11,021,828
Neil Zaman	24,000	600,000	600,000	28,456	1,394,939	8,680,482	11,327,877

(1)	Lump Sum Payment 1 is payable on the First Transition Payment Date (defined above under “Employment Agreements and the Severance Plan”).

(2)	Lump Sum Payment 2 is payable on the Second Transition Payment Date (defined above under “Employment Agreements and the Severance Plan”).

(3)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration upon a termination of employment in connection with a change in control multiplied by the difference between the closing price of Cadence common stock on December 28, 2018 (the last business day of Cadence’s fiscal 2018) of $43.34 per share (assuming it was equal to the market price per share of Cadence common stock on the date of termination of employment) and the exercise price of the stock option.

(4)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration upon a termination of employment in connection with a change in control multiplied by the closing price of Cadence common stock on December 28, 2018 (the last business day of Cadence’s fiscal 2018) of $43.34 per share. In addition, these amounts include the value of LTP Awards that would have vested assuming an acquisition price of $43.34 per share.

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Potential Payments and Benefits Upon a Termination of Employment by Reason of Death or Due to Permanent Disability

The table below sets forth the estimated value of the potential payments to each NEO, assuming the executive’s employment had terminated on December 29, 2018 by reason of the executive’s death or “permanent disability.” Amounts are reported without any reduction for possible delay in the commencement or timing of payments.

Name	Company-Paid COBRA Premiums (Upon Termination of Employment Due to Permanent Disability) ($)	Vesting of Stock Options ($)(1)	Vesting of Restricted Stock Awards ($)(2)	Pre-Tax Total (Upon Termination of Employment Due to Permanent Disability) ($)	Pre-Tax Total (Upon Termination of Employment Due to Death) ($)
Lip-Bu Tan	$11,547	$5,099,514	$6,763,462	$11,874,523	$11,862,976
John M. Wall	15,902	39,123	1,152,608	1,207,633	1,191,731
Anirudh Devgan	28,456	1,091,149	5,160,624	6,280,229	6,251,773
Surendra Babu Mandava	13,248	329,076	2,262,365	2,604,689	2,591,441
Neil Zaman	28,456	987,804	3,277,490	4,293,750	4,265,294

(1)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the difference between the closing price of Cadence common stock on December 28, 2018 (the last business day of Cadence’s fiscal 2018) of $43.34 per share (assuming it was equal to the market price per share of Cadence common stock on the date of termination of employment) and the exercise price of the stock option.

(2)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the closing price of Cadence common stock on December 28, 2018 (the last business day of Cadence’s fiscal 2018) of $43.34 per share. In addition, these amounts include the value of LTP Awards that would have vested at the next measurement date assuming a trailing 20-day average stock price of $43.34 per share on such date.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about Cadence’s equity compensation plans, including its equity incentive plans and employee stock purchase plans, as of December 29, 2018:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,188,935 (1)	$21.29	16,988,606	(2)
Equity compensation plans not approved by security holders(3)	—	—	348,754	(4)

Total	5,188,935	$21.29	17,337,360

(1)

This amount excludes purchase rights accruing under the ESPP, for which remaining available rights are included in column (c). Under the ESPP, each eligible employee may purchase shares of Cadence common stock at six-month intervals at a purchase price per share equal to 85% of the lower of the fair market value of Cadence common stock on (i) the first day of an offering period (currently, six months in duration), or (ii) the last day of the offering period.

(2)	This amount includes 7,027,633 shares available for issuance under the ESPP as of December 29, 2018.

(3)	Excludes 224,990 shares subject to issuance upon exercise of options assumed in connection with acquisitions at a weighted average exercise price of $2.52 per share.

(4)

This amount is comprised of 348,754 shares available for issuance under the nusemi inc 2015 Equity Incentive Plan (the “Nusemi Plan”) as of December 29, 2018. The Nusemi Plan was assumed by Cadence in connection with the acquisition of nusemi inc in October 2017.

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PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, Cadence is providing the following information about the relationship of the annual total compensation of its employees to the annual total compensation of Mr. Tan, Cadence’s CEO. To understand this disclosure, Cadence believes that it is important to give context to Cadence’s operations. Cadence’s corporate headquarters is in San Jose, California and Cadence has employees in over 20 countries. As a global organization, approximately 63% of Cadence’s employees were located outside of the U.S. as of December 29, 2018.

As discussed above in “Compensation Discussion and Analysis,” Cadence is engaged in a very competitive industry, and its success depends on its ability to attract, motivate and retain highly qualified, talented and creative employees. Consistent with Cadence’s executive compensation program, Cadence’s global compensation program is designed to be competitive in terms of both the position and the geographic location in which an employee is located. Accordingly, Cadence’s pay structures vary among its employees based on position and geographic location, with significant consideration given to competitive market practices.

RATIO

For 2018, Cadence’s last completed fiscal year:

•	The median of the annual total compensation of all of Cadence’s employees, other than Mr. Tan, was $112,583.

•	Mr. Tan’s annual total compensation, as reported in the “Total” column of the 2018 Summary Compensation Table presented above under “Compensation of Executive Officers,” was $7,556,368.

Based on this information, the ratio of the annual total compensation of Mr. Tan to the median of the annual total compensation of all of Cadence’s employees other than Mr. Tan is estimated to be 67 to 1.

IDENTIFICATION OF MEDIAN EMPLOYEE

Cadence selected December 29, 2018, the last day of fiscal 2018, as the date on which to determine its median employee. As of that date, Cadence had approximately 7,720 employees, including full-time and part-time employees, temporary employees and interns. For purposes of identifying the median employee, Cadence considered the aggregate of all the following compensation elements for each of its employees, as compiled from Cadence’s internal records as of December 29, 2018:

•	Target base salary or base pay

•	Target bonuses

•	Grant date fair value of equity awards granted in fiscal 2018

Cadence selected the above compensation elements because they represent Cadence’s principal broad-based compensation elements. For purposes of identifying the median employee, any compensation paid in foreign currencies was converted to U.S. dollars based on the average of the exchange rates for each of the twelve periods in Cadence’s fiscal year ended December 29, 2018. In identifying its median employee, Cadence did not make any cost-of-living adjustments or exclude any foreign jurisdictions in accordance with Item 402(u) of Regulation S-K.

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In determining the annual total compensation of the median employee, such employee’s compensation was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to the SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the 2018 Summary Compensation Table with respect to each of Cadence’s NEOs.

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CERTAIN TRANSACTIONS

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The Board has adopted written Related Party Transaction Policies and Procedures, which require that all “interested transactions” with “related parties” (each as defined below) be subject to approval or ratification in accordance with the procedures outlined in the policy.

An “interested transaction” is any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, in which:

•	The aggregate amount involved will or may be expected to exceed $100,000 since the beginning of Cadence’s last completed fiscal year;

•	Cadence or any of its subsidiaries is a participant; and

•

Any “related party” has or will have a direct or indirect interest (other than solely as a result of being a director or, together with all other related parties, less than 10%, in the aggregate, beneficial owner of another entity).

A “related party” covered by the policy is any:

•	Person who was or is (since the beginning of the last fiscal year) an executive officer, director or nominee for election as a director of Cadence;

•	Greater than 5% beneficial owner of Cadence common stock; or

•

Immediate family member of any of those parties, which includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in law and anyone residing in such person’s home (other than tenants or employees).

The Corporate Governance and Nominating Committee reviews the material facts of all interested transactions and either approves or disapproves of the entry into the transaction. If advanced approval of an interested transaction is not feasible, the transaction is reviewed and, if the Corporate Governance and Nominating Committee determines it to be appropriate, ratified at that committee’s next scheduled meeting. In determining whether to approve or ratify an interested transaction, the Corporate Governance and Nominating Committee takes into account, among other appropriate factors, the extent of the related party’s interest in the transaction and whether the interested transaction is on terms no less favorable than terms generally available to unaffiliated third parties under similar circumstances. Directors may not participate in any discussion or approval of an interested transaction for which they are a related party.

The Corporate Governance and Nominating Committee has preapproved or ratified the following categories of potential interested transactions:

•	Any employment by Cadence of an executive officer of Cadence if:

◾	The related compensation is required to be reported in Cadence’s proxy statement under the SEC’s compensation disclosure requirements, or

◾

The executive officer is not an immediate family member of a “related party,” the related compensation would be reported in Cadence’s proxy statement under the SEC’s compensation disclosure requirements if the executive officer was a NEO and the Compensation Committee approved (or recommended that the Board approve) such compensation;

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•	Any compensation paid to a director if the compensation is required to be reported in Cadence’s proxy statement under the SEC’s compensation disclosure requirements;

•

Any transaction with another company in which the related person’s only relationship is as a non-executive employee, director and/or equity owner of, together with all other related parties, less than 10% of that company’s shares, if the aggregate amount involved, since the beginning of Cadence’s last completed fiscal year, exceeds $100,000 but does not exceed the greater of (i) $200,000 and/or (ii) 5% of the recipient’s total annual revenues;

•

Any charitable contribution by Cadence to a charitable organization, foundation or university at which a related person’s only relationship is as a non-executive employee or director, if the aggregate amount involved, since the beginning of Cadence’s last completed fiscal year, exceeds $100,000 but does not exceed the lesser of (i) $200,000 or (ii) 5% of the charitable organization’s total annual revenues, or if donations are made pursuant to Cadence’s matching program as a result of contributions by employees, pursuant to a program that is available on the same terms to all employees of Cadence;

•	Any transaction where the related person’s interest arises solely from the ownership of Cadence common stock and all holders of Cadence common stock received the same benefit on a pro rata basis; and

•	Any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

The Board has also delegated to the Chair of the Corporate Governance and Nominating Committee the authority to pre-approve or ratify any interested transaction with a related party in which the aggregate amount is expected to be less than $1,000,000. Further, if a director serves as an executive officer of another company with which Cadence does business, the Corporate Governance and Nominating Committee may establish guidelines, via resolutions, under which certain transactions are deemed pre-approved and the Corporate Governance and Nominating Committee, on at least an annual basis, reviews both Cadence’s relationship with the director-affiliated company and the guidelines that have been established for management of that relationship.

TRANSACTIONS WITH RELATED PARTIES

As disclosed previously and in this proxy statement, Mr. Tan, Cadence’s CEO and a member of the Board, is also the founder and Chairman of Walden International (“Walden”), an international venture capital firm, that invests in privately held companies. In addition to continuing to serve as Chairman of Walden, from time to time Mr. Tan also makes direct investments alongside Walden or in other companies in the semiconductor and electronics systems industry for himself or his family. Certain companies that are customers of Cadence have, from time to time, invested in Walden funds. As of December 29, 2018, the aggregate amount of such investments by such customers represented approximately 14.7% of Walden’s total cumulative capital commitments.

From time to time, companies in which Walden or Mr. Tan has invested are customers of Cadence or otherwise transact with Cadence. In fiscal 2018, customer arrangements involving companies associated with Walden, Mr. Tan or his family accounted for less than 4% of Cadence’s consolidated gross revenue. All of these arrangements were entered into in the best interests of Cadence and none of these arrangements individually was material to Cadence.

While none of the foregoing transactions, individually or in the aggregate, is material to Cadence or Mr. Tan, the Board has nonetheless put in place policies and procedures designed to assure that any such transactions are appropriately reviewed and monitored by the Corporate Governance and Nominating Committee and that any such transactions that are entered into are on an arm’s length basis and on terms that are not adverse to Cadence. Such transactions will be undertaken by Cadence only when the transactions are in the best interests of Cadence and when Mr. Tan’s interest is appropriately disclosed and the transaction is approved by the Corporate Governance and Nominating Committee (e.g., on the basis that it will be made on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and considering the

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extent of Mr. Tan’s interest in the transaction). In addition, all such transactions, including discussions prior to the execution of the agreements, are subject to the terms of the Code of Business Conduct and Related Party Transaction Policies and Procedures.    These policies and internal procedural guidelines also require that Mr. Tan recuse himself from any discussion or approval by the Corporate Governance and Nominating Committee of Cadence’s transactions with those companies that are associated with Walden or Mr. Tan, except to provide material information concerning such transactions to the Corporate Governance and Nominating Committee. Further, when required by SEC rules and regulations, Cadence will disclose the terms of individual transactions to its stockholders.

INDEMNIFICATION AGREEMENTS

Cadence’s Bylaws provide that Cadence will indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Cadence’s Bylaws also authorize the Board to cause Cadence to enter into indemnification agreements with its directors, officers and employees and to purchase insurance on behalf of any person it is permitted to indemnify. Pursuant to these Bylaw provisions, Cadence has entered into indemnity agreements with each of its directors and executive officers, and has also purchased insurance on behalf of its directors and executive officers.

Each indemnity agreement provides, among other things, that Cadence will indemnify each signatory to the extent provided in the agreement for expenses, witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that the individual becomes legally obligated to pay because of any claim or claims made against or by him or her in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitral, administrative or investigative, to which the individual is or may be made a party by reason of his or her position as a director, officer, employee or other agent of Cadence, and otherwise as may be provided to the individual by Cadence under the non-exclusivity provisions of the Delaware General Corporation Law and Cadence’s Bylaws.

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OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

James J. Cowie
Sr. Vice President, General Counsel and Secretary

March     , 2019

A COPY OF CADENCE’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 29, 2018 CAN BE FOUND ON THE INTERNET AT WWW.CADENCE.COM/CADENCE/INVESTOR_RELATIONS OR, IF A STOCKHOLDER REQUESTED A PAPER COPY, IT IS BEING DELIVERED WITH THIS PROXY STATEMENT, AND IS ALSO AVAILABLE, ALONG WITH THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13A-1 FOR CADENCE’S MOST RECENT FISCAL YEAR, WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, CADENCE DESIGN SYSTEMS, INC., 2655 SEELY AVENUE, BUILDING 5, SAN JOSE, CALIFORNIA 95134.

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APPENDIX A

CADENCE DESIGN SYSTEMS, INC.

OMNIBUS EQUITY INCENTIVE PLAN(1)

This Omnibus Equity Incentive Plan (the “Plan”) of Cadence Design Systems, Inc., a Delaware corporation (the “Company”), amends and restates in its entirety the Plan. Following the Effective Date, no additional Awards shall be granted under the prior plans that have been consolidated into the Plan (the “Prior Plans”), and all outstanding Awards granted under the Prior Plans shall remain subject to the terms of the Prior Plans with respect to which such Awards were originally granted and the Shares issuable under such Awards shall be issued from such Prior Plans. All Awards granted subsequent to the Effective Date shall be subject to the terms of this Plan.

1.

Purposes of the Plan. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and its Affiliates, and to promote the success of the Company’s business.

2.	Definitions. As used herein, the following definitions shall apply:

(a)

“Affiliate” shall mean any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)	“Award” shall mean any right granted under the Plan, including an Option, an award of Incentive Stock or a Restricted Stock Unit.

(c)

“Award Agreement” means a written agreement between the Company and a holder of an Award, or other instrument, evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(d)	“Board” shall mean the Committee, if one has been appointed, or the Board of Directors, if no Committee is appointed.

(e)	“Board of Directors” shall mean the Board of Directors of the Company.

(f)	“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

(g)	“Committee” shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

(h)	“Common Stock” shall mean the common stock of the Company.

(i)	“Company” shall mean Cadence Design Systems, Inc., a Delaware corporation.

(j)

“Consultant” shall mean any consultant, independent contractor or adviser rendering services to the Company or an Affiliate (provided that such person renders bona fide services not in connection with the offering and sale of securities in capital raising transactions). The term “Consultant” shall not include non-employee members of the Board of Directors.

(1)	Initially Approved by: the Board of Directors on February 5, 2014 and the stockholders on May 6, 2014

Amendment Approved by: the Board of Directors on February 6, 2019 and the stockholders on May 2, 2019 (Subject to stockholder approval)

Termination Date: May 2, 2029 (Subject to stockholder approval)

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(k)

“Continuous Status as an Employee or Consultant” shall mean the absence of any interruption or termination of service, whether as an Employee or Consultant. The Board shall determine whether Continuous Status as an Employee or Consultant shall be considered interrupted in the case of: (i) any approved leave of absence, including sick leave, military leave or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors. Continuous Status as an Employee or Consultant shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or any Affiliate, provided that there is no interruption or termination thereof.

(l)	“Effective Date” shall mean May 6, 2014.

(m)

“Employee” shall mean any person, including officers and directors, employed by the Company or any Affiliate. The payment of a director’s fee or other compensation paid solely on account of service as a director by the Company shall not be sufficient to constitute “employment” by the Company.

(n)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(o)

“Fair Market Value” means the closing price of the Common Stock on such date, as reported on the Nasdaq Global Select Market or such other primary national exchange on which the Common Stock is listed. In the event the Common Stock is not listed on an exchange as described in the previous sentence, Fair Market Value with respect to any relevant date shall be determined in good faith by the Board.

(p)	“Incentive Stock” means shares of Common Stock granted to a Participant pursuant to Section 10 hereof.

(q)	“Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(r)	“Nonstatutory Stock Option” shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(s)

“Option” shall mean a stock option granted pursuant to the Plan, which may be either an Incentive Stock Option or a Nonstatutory Stock Option, at the discretion of the Board and as reflected in the terms of the applicable Award Agreement.

(t)	“Optioned Stock” shall mean the Common Stock subject to an Option.

(u)	“Parent” shall mean a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v)	“Participant” shall mean an Employee or Consultant who receives an Award.

(w)

“Performance Criteria” may consist of any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, segment or Affiliate, either individually, alternatively or in any combination, and measured over a performance period determined by the Board, on an absolute basis or relative to a pre-established target, or compared to previous results or to a designated comparison group, in each case as specified by the Board in an Award (and in each case on a GAAP or non-GAAP basis, if applicable): (a) cash flow (including measures of operating or free cash flow), (b) earnings per share (diluted or basic), (c) earnings per share from continuing operations, (d) earnings (including but not limited to earnings before interest,

A-2

taxes, depreciation and amortization), (e) return on equity, (f) total stockholder return, (g) return on capital, (h) return on assets or net assets, (i) revenue or revenue growth, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin, (n) return on operating revenue, (o) market share, (p) customer loyalty or satisfaction as measured by a customer loyalty or satisfaction index determined by an independent consultant or expert in measuring such matters, (q) return on investment, (r) stock price, (s) market capitalization, (t) cash from operations, (u) product innovation or release schedule, (v) capital expenditure, (w) working capital, (x) cost of capital, (y) cost reductions, (z) bookings and segments of bookings such as net product bookings, (aa) market penetration, (bb) technology development or proliferation or (cc) any other performance criteria selected by the Board whether or not listed herein.

(x)	“Plan” shall mean this Omnibus Equity Incentive Plan, as amended from time to time.

(y)

“Prior Plans” shall mean the Company’s Amended and Restated 1987 Stock Incentive Plan and the Company’s Amended and Restated 2000 Equity Incentive Plan (which includes reserved shares of Common Stock that are not subject to a grant or as to which an Award granted has been forfeited under the Company’s 1993 Nonstatutory Stock Incentive Plan, as amended, and the Company’s 1997 Nonstatutory Stock Incentive Plan, as amended).

(z)	“Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 10 hereof pursuant to which shares of Common Stock or cash in lieu thereof may be issued in the future.

(aa)	“Rule 16b-3” shall mean Rule 16b-3 of the Exchange Act, or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(bb)	“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(cc)	“Share” shall mean a share of Common Stock, as may be adjusted in accordance with Section 12 of the Plan.

(dd)	“Subsidiary” shall mean a “subsidiary corporation” of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	Stock Subject to the Plan.

(a)

Share Reserve. Subject to the provisions of Sections 3(b) and 12 of the Plan, the number of Shares reserved for issuance under the Plan is (i) from and as of the Effective Date, 14,866,116 Shares, comprised of Shares reserved for issuance under the Prior Plans that were not subject to a grant as of the Effective Date, plus (ii) from and as of May 14, 2015, an additional 7,500,000 Shares reserved for issuance pursuant to an amendment to the Plan as of May 14, 2015, plus (iii) from and as of May 5, 2016, an additional 6,000,000 Shares reserved for issuance pursuant to an amendment and restatement to the Plan as of May 5, 2016, plus (iv) from and as of May 4, 2017, an additional 6,500,000 Shares reserved for issuance pursuant to an amendment and restatement to the Plan as of May 4, 2017, plus (v) from and as of May 3, 2018, an additional 2,000,000 Shares reserved for issuance pursuant to an amendment to the Plan as of May 3, 2018, plus (vi) from and as of May 2, 2019, an additional 4,000,000 Shares reserved for issuance pursuant to an amendment to the Plan as of May 2, 2019, plus (vii) the number of Shares that are subject to outstanding Awards granted under the Prior Plans that have been forfeited or terminated and revert and become available for issuance under the Plan.

(b)

Reversion of Shares to the Share Reserve. If any Award under the Plan or the Prior Plans shall for any reason expire or otherwise terminate, in whole or in part, without having vested or been exercised in full,

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the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. If the Company repurchases any unvested Shares acquired pursuant to an Award under the Plan or the Prior Plans, such repurchased Shares shall revert to and again become available for issuance under the Plan. Additionally, Shares subject to an Award under the Plan or the Prior Plans may not again be made available for issuance under the Plan if such shares are: (i) shares used to pay the exercise price of an Option, (ii) shares delivered to or withheld by the Company to pay the withholding taxes related to an Award, or (iii) shares repurchased on the open market with the proceeds of an Option exercise.

(c)	Source of Shares. Shares issued under the Plan may be authorized, but unissued or reacquired Common Stock.

(d)

Plan Limits. The aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Participant shall not exceed 2,216,702, which number shall be calculated and adjusted pursuant to Section 12. The aggregate number of Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan shall not exceed the number of shares reserved for issuance under the Plan on and after May 2, 2019 set forth in Section 3(a), which number shall be calculated and adjusted pursuant to Section 12 only to the extent that such calculation or adjustment will not affect the status of any option intended to qualify as an Incentive Stock Option under Section 422 of the Code.

4.	Administration of the Plan.

(a)

Procedure. The Plan shall be administered by the Board of Directors. The Board of Directors may appoint a Committee consisting of one or more members of the Board of Directors, to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. In such event, any references in the Plan to the Board of Directors shall be deemed to refer to the Committee. To the extent required to satisfy the requirements of Rule 16b-3, the Committee shall consist of two or more “Non-Employee Directors” (as defined under Rule 16b-3). Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. Unless and until otherwise determined by the Board of Directors, the Compensation Committee of the Board of Directors shall be the “Committee” hereunder. From time to time the Board of Directors may increase or decrease the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused and remove all members of the Committee, and thereafter directly administer the Plan. Notwithstanding anything in this Section 4 to the contrary, at any time the Board of Directors or the Committee may delegate to a committee of one or more members of the Board of Directors the authority to grant Awards to all Employees and Consultants or any portion or class thereof, to the extent consistent with applicable law or regulations. In addition, the Board of Directors or the Committee may by resolution authorize one or more officers of the Company to perform any or all tasks that the Board is authorized and empowered to do or perform under the Plan, to the extent permitted by applicable law, and for all purposes under the Plan, such officer or officers shall be treated as the Board; provided, however, that the resolution so authorizing such officer or officers shall specify the maximum number of Shares per Award (if any) and the total number of Shares (if any) such officer or officers may award pursuant to such delegated authority, and any such Award shall be subject to the form of Award Agreement theretofore approved by the Board of Directors or the Committee. No such officer shall designate himself or herself, or designate any executive officer (that is, an officer within the meaning of Section 16 of the Exchange Act) or member of the Board of Directors, as a recipient of any Awards granted under authority delegated to such officer.

(b)

Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Awards under the Plan; (ii) to determine the exercise, sales or purchase price per share of Awards to be granted, which price shall be determined in accordance with Sections 8(a) and

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10(c) of the Plan, as applicable; (iii) to determine the Employees or Consultants to whom, and the time or times at which, Awards shall be granted, the number of Shares to be represented by each Award, and the terms of such Awards; (iv) to interpret the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Award granted (which need not be identical) in accordance with the Plan, and, with the consent of the holder thereof with respect to any adverse change, modify or amend each Award; (vii) to accelerate or defer (the latter with the consent of the Participant) the exercise date and vesting of any Award; (viii) to adopt any sub-plan to the Plan for grants of Awards to Employees residing outside the United States to comply with tax, securities or other non-U.S. legal requirements or to provide favorable tax treatment for Awards; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(c)	Effect of Board’s Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

5.	Eligibility. Awards may be granted only to Employees or Consultants. An Employee or Consultant who has been granted an Award may, if he or she is otherwise eligible, be granted an additional Award.

Incentive Stock Options may only be granted to Employees. The aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by such individual during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000. To the extent that the grant of an Option exceeds this limit, the portion of the Option that exceeds such limit shall be treated as a Nonstatutory Stock Option.

The Plan shall not confer upon any Participant any right with respect to continuation of employment or consultancy by the Company or any Affiliate, as applicable, nor shall it interfere in any way with the Participant’s right or the Company’s or any Affiliate’s right, as applicable, to terminate the Participant’s employment at any time or the Participant’s consultancy pursuant to the terms of the Consultant’s agreement with the Company or any Affiliate.

6.

Term of the Plan. The Board of Directors approved the Plan on February 5, 2014. The Plan shall become effective upon approval by the stockholders of the Company. Subject to approval of the stockholders of the Company, the Plan, as may be amended from time to time, shall continue in effect until May 2, 2029 unless sooner terminated under Section 14 hereof.

7.	Term of Option; Vesting Provisions.

(a)

Option Term. The term of each Option shall be seven (7) years from the date of grant thereof or such shorter term as may be provided in the applicable Award Agreement. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the applicable Award Agreement.

(b)

Vesting Provisions. The terms on which each Option shall vest shall be determined by the Board in its discretion, and shall be set forth in the Award Agreement relating to each such Option. Without limiting the discretion of the Board, vesting provisions may include time-based vesting or vesting based on achievement of Performance Criteria or other criteria. The provisions of this Section 7(b) are subject to any Option provisions governing the minimum number of Shares as to which an Option may be exercised.

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8.	Option Exercise Price and Consideration.

(a)

Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(i)

Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(ii)

Notwithstanding the provisions of this Section 8(a), an Option (whether an Incentive Stock Option or Nonstatutory Stock Option) may be granted with an exercise price lower than set forth in this Section 8(a) if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(b)

Consideration. Subject to applicable law, the consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares as may be determined by the Board. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(c)

No Repricing without Stockholder Approval. Other than in connection with a change in the Company’s capitalization (as described in Section 12), the Company shall not, without stockholder approval, (i) reduce the exercise price of any Option, (ii) exchange any Option for cash, another Award or a new Option with a lower exercise price, or (iii) otherwise directly or indirectly reprice any Option.

9.	Exercise of Options.

(a)

Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including Performance Criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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(b)

Termination of Status as an Employee or Consultant. If a Participant ceases to serve as an Employee or Consultant for any reason other than death or disability, the Participant may, but only within such period of time ending on the earlier of (i) three (3) months (or such other period of time as is determined by the Board) after the date the Participant ceases to be an Employee or Consultant or (ii) the expiration of the term of the Option, exercise the Option to the extent that the Participant was entitled to exercise it at the date of such termination. To the extent that the Participant was not entitled to exercise the Option at the date of such termination, or if the Participant does not exercise such Option (which the Participant was entitled to exercise) within the time specified herein, the Option shall terminate.

(c)

Extension of Termination Date. A Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s Continuous Service as an Employee or Consultant (other than upon the Participant’s death or disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option shall terminate three (3) months after the first date when the issuance of such Shares would not violate such registration requirements under the Securities Act.

(d)

Death of Participant. In the event of the death of a Participant during the term of the Option who is at the time of the Participant’s death an Employee or Consultant and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised at any time within the period of time ending on the earlier of (i) twelve (12) months (or such other period of time as is determined by the Board) following the date of death or (ii) the expiration of the term of the Option, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, to the extent that the Participant was entitled to exercise it at the date of such termination. To the extent that the Participant was not entitled to exercise the Option at the date of such termination, or if the Option is not exercised (to the extent the Participant was entitled to exercise) within the time specified herein, the Option shall terminate.

(e)

Disability of Participant. In the event of the disability of a Participant during the term of the Option who is at the time of his or her disability an Employee or Consultant and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Participant (or the Participant’s legal guardian or conservator) may, but only within the period of time ending on the earlier of (i) twelve (12) months (or such other period of time as is determined by the Board) after the date the Participant ceases to be an Employee or Consultant on account of such disability or (ii) the expiration of the term of the Option, exercise the Option to the extent that the Participant was entitled to exercise it at the date of such termination. To the extent that the Participant was not entitled to exercise the Option at the date of such termination, or if the Participant does not exercise such Option (which the Participant was entitled to exercise) within the time specified herein, the Option shall terminate.

10.	Incentive Stock and Restricted Stock Units.

(a)

General. Incentive Stock is an award or issuance of shares of Common Stock under the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued service or performance conditions) and terms as the Board deems appropriate. Restricted Stock Units are awards denominated in units of Shares under which the issuance of Shares is subject to such conditions (including continued employment or Performance Criteria) and terms as the Board deems appropriate. Unless determined otherwise by the Board, each Restricted Stock Unit will be equal to one Share and will entitle a Participant to either the issuance of Shares or, if specified in an Award Agreement, payment of an amount of cash determined with reference to the value of Shares. The grant, vesting or retention of an Incentive Stock and/or Restricted Stock Unit Award may be based on one or more Performance Criteria selected by the Board, or any other criteria deemed appropriate by the Board.

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(b)

Award Agreements. Each Award Agreement related to Incentive Stock or Restricted Stock Units shall contain provisions regarding (i) the number of shares of Common Stock subject to such award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the Performance Criteria, if any, and level of achievement of these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Board, (v) restrictions on the transferability of the Shares, and (vi) such further terms and conditions in each case not inconsistent with the Plan as may be determined from time to time by the Board. Shares of Incentive Stock may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Board may provide.

(c)

Sales Price. Subject to the requirements of applicable law, the Board shall determine the price, if any, at which shares of Incentive Stock or Shares underlying Restricted Stock Units shall be sold or awarded to a Participant, which price may vary from time to time and among Participants and which may be above or below the Fair Market Value of such shares at the date of grant or issuance.

(d)

Share Vesting. The grant, issuance, retention and/or vesting of shares of Incentive Stock and Restricted Stock Units, as applicable, shall be at such time and in such installments as determined by the Board. The Board shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of shares of Incentive Stock and Restricted Stock Units subject to continued service, passage of time and/or such Performance Criteria as deemed appropriate by the Board; provided that, in no event shall an award of Incentive Stock or Restricted Stock Units granted to an executive officer (that is, an officer within the meaning of Section 16 of the Exchange Act) vest sooner than (i) three (3) years after the date of grant, if the vesting of the Incentive Stock or Restricted Stock Units is based solely on Continuous Status as an Employee or Consultant and the grant of Incentive Stock or Restricted Stock Units is not a form of payment of earned incentive compensation or other performance-based compensation, provided, however, that notwithstanding the foregoing vesting limitations, shares of Incentive Stock and awards of Restricted Stock Units vesting under this clause (i) may vest in installments so long as the vesting schedule, at any point in time, is not more favorable than what would be vested under a monthly pro rata installment schedule (i.e., 1/36 per month for 3 years), or one (1) year after the date of grant, if the vesting of Incentive Stock or Restricted Stock Units is subject to the achievement of Performance Criteria. Notwithstanding the foregoing, the Board may accelerate vesting (in an Award Agreement or otherwise) of any Award in the event of a Participant’s termination of service as an Employee or Consultant, a Change in Control or other similar event.

(e)

Transferability. Shares of Incentive Stock and Restricted Stock Units shall be transferable by the Participant only upon such terms and conditions as are set forth in the applicable Award Agreement, as the Board shall determine in its discretion, so long as the Incentive Stock or Restricted Stock Units, as applicable, awarded under the Award Agreement remain subject to the terms of the Award Agreement.

(f)

Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the number of shares granted, issued, retainable and/or vested under an award of Incentive Stock or Restricted Stock Units, as applicable, on account of either financial performance or personal performance evaluations may be reduced by the Board on the basis of such further considerations as the Board shall determine. In addition, the Board may appropriately adjust any evaluation of performance under any Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any unusual or infrequently occurring items as described in Financial Accounting Standards Board Accounting Standards Update and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.

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(g)

Voting Rights. Unless otherwise determined by the Board, Participants holding shares of Incentive Stock granted hereunder may exercise full voting rights with respect to those shares during the period of restriction. With respect to Shares underlying Restricted Stock Units, Participants shall have no voting rights unless and until such Shares are reflected as issued and outstanding shares on the Company’s stock ledger.

(h)

Dividends and Distributions. Participants in whose name an Award of Incentive Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to the Shares underlying such Award, unless determined otherwise by the Board. Participants in whose name an Award of Restricted Stock Units is granted shall not be entitled to receive dividends or other distributions paid with respect to the Shares underlying such Award, unless determined otherwise by the Board. The Board will determine whether any such dividends or distributions will be automatically reinvested in additional Shares or will be payable in cash; provided that such additional Shares and/or cash shall be subject to the same restrictions and vesting conditions as the Award with respect to which they were distributed. Notwithstanding anything herein to the contrary, in no event shall dividends or dividend equivalents be currently payable with respect to unvested or unearned Awards subject to Performance Criteria.

11.

Non-Transferability of Awards. Except as otherwise expressly provided in the terms of the applicable Award Agreement, an Award may not be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant or the Participant’s legal representative. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Award.

12.

Adjustments upon Changes in Capitalization or Change in Control. The number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, expiration, forfeiture or other termination of an Award, as well as the price per Share covered by each such outstanding Award, shall be equitably adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. Such adjustment shall be designed to comply with Section 409A and 424 of the Code or, except as otherwise expressly provided in Section 3(d) of this Plan, may be designed to treat the Shares available under the Plan and subject to Awards as if they were all outstanding on the record date for such event or transaction or to increase the number of such Shares to reflect a deemed reinvestment in Shares of the amount distributed to the Company’s securityholders.

For purposes of the Plan, a “Change in Control” shall be deemed to occur upon the consummation of any one of the following events: (a) a sale of all or substantially all of the assets of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation (other than a transaction the principal purpose of which is to change the state of the Company’s incorporation or a transaction in which the voting securities of the Company are exchanged for beneficial ownership of at least 50% of the voting securities of the controlling acquiring corporation); (c) a merger or consolidation in which the Company is the surviving corporation and less than 50% of the voting securities of the Company that are outstanding immediately after the consummation of such transaction are beneficially owned, directly or indirectly, by the persons who owned

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such voting securities immediately prior to such transaction; (d) any transaction or series of related transactions after which any person (as such term is defined in Section 13(d)(3) of the Exchange Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, becomes the beneficial owner of voting securities of the Company representing 40% or more of the combined voting power of all of the voting securities of the Company; (e) during any period of two consecutive years, individuals who at the beginning of such period constitute the membership of the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason to have authority to cast at least a majority of the votes which all directors on the Board of Directors are entitled to cast, unless the election, or the nomination for election by the Company’s stockholders, of a new director was approved by a vote of at least two-thirds of the votes entitled to be cast by the Incumbent Directors, in which case such director shall also be treated as an Incumbent Director in the future; or (f) the liquidation or dissolution of the Company.

In the event of a Change in Control, then: (a) any surviving or acquiring corporation shall assume Awards outstanding under the Plan or shall substitute similar awards (including an option to acquire the same consideration paid to stockholders in the transaction described in this Section 12 for those outstanding Options under the Plan), or (b) in the event any surviving or acquiring corporation refuses to assume such Awards or to substitute similar awards for those outstanding under the Plan, (i) with respect to Awards held by persons then performing services as Employees or Consultants, the vesting of such Awards and the time during which such Awards may be exercised shall be accelerated prior to such event and the Awards terminated if not exercised after such acceleration and at or prior to such event, and (ii) with respect to any other Options outstanding under the Plan, such Options shall be terminated if not exercised prior to such event.

13.	Miscellaneous.

(a)

Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest. If the Board, at its sole discretion, permits acceleration as to all or any part of an Option, the aggregate Fair Market Value (determined at the time Award is granted) of stock with respect to which Incentive Stock Options first become exercisable in any year cannot exceed $100,000. Any remaining accelerated Incentive Stock Options shall be treated as Nonstatutory Stock Options.

(b)

Additional Restrictions on Awards. Either at the time an Award is granted or by subsequent action, the Board may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by an Participant of any Shares issued under an Award, including without limitation (i) restrictions under an insider trading policy, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by Participants, and (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

(c)

Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until such Participant has satisfied all requirements for exercise and/or vesting of the Award pursuant to its terms and said Shares have been issued to the Participant.

(d)

Investment Assurances. The Company may require a Participant, as a condition to exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced

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in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon exercise of the Option or acquisition of Common Stock under the Plan has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock represented thereby.

(e)

Withholding Obligations. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state, local or foreign income, social insurance, payment on account or other tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company or any Affiliate) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

14.	Amendment and Termination of the Plan.

(a)

Amendment and Termination. The Board may at any time terminate the Plan or amend the Plan from time to time in such respects as the Board may deem advisable; provided, however, that no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy any listing requirements of any securities exchange or national market system on which the Common Stock is traded or any other applicable law.

(b)

Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not adversely affect Awards already granted and such Awards shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

15.

Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to an Award unless the exercise of the Option, if applicable, and the issuance and delivery of such Shares pursuant the Award shall comply with all relevant provisions of the law, including without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange or national market system upon which the Shares may then be listed, foreign securities and exchange control laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

16.	Liability of Company. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to:

(a)

The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; or

(b)	Any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.

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17.

Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.	Award Agreement. All Awards shall be evidenced by written award agreements in such form as the Board shall approve.

19.	Choice of Law. The law of the State of Delaware, without regard to its conflict of laws rules, shall govern all questions concerning the construction, validity and interpretation of the Plan.

20.

Section 409A. It is intended that any Award issued to U.S. taxpayers pursuant to this Plan and any Award Agreement shall not constitute “deferrals of compensation” within the meaning of Section 409A of the Code and, as a result, shall not be subject to the requirements of Section 409A of the Code. Notwithstanding the foregoing, to the extent applicable, it is further intended that any Restricted Stock Units issued to U.S. taxpayers pursuant to this Plan and any Award Agreement or other written document establishing the terms and conditions of the Award (which may or may not constitute “deferrals of compensation,” depending on the terms of each Award) shall avoid any “plan failures” within the meaning of Section 409A(a)(1) of the Code. The Plan and each Award Agreement or other written document establishing the terms and conditions of an Award are to be interpreted and administered in a manner consistent with these intentions. However, no guarantee or commitment is made that the Plan, any Award Agreement or any other written document establishing the terms and conditions of an Award shall be administered in accordance with the requirements of Section 409A of the Code, with respect to amounts that are subject to such requirements, or that the Plan, any Award Agreement or any other written document establishing the terms and conditions of an Award shall be administered in a manner that avoids the application of Section 409A of the Code, with respect to amounts that are not subject to such requirements.

21.

Required Delay in Payment on Account of a Separation from Service. Notwithstanding any other provision in this Plan, any Award agreement or any other written document establishing the terms and conditions of an Award, if any Award recipient is a “specified employee” (as defined in Treasury Regulations Section 1.409A-1(i)), as of the date of his or her “Separation from Service” (as defined in authoritative IRS guidance under Section 409A of the Code), then, to the extent required by Treasury Regulations Section 1.409A-3(i)(2), any payment made to the Award recipient on account of his or her Separation from Service shall not be made before a date that is six months after the date of his or her Separation from Service. The Board may elect any of the methods of applying this rule that are permitted under Treasury Regulations Section 1.409A-3(i)(2)(ii).

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APPENDIX B

PROPOSED AMENDMENTS TO ARTICLE VIII AND ARTICLE IX

OF CADENCE’S RESTATED CERTIFICATE OF INCORPORATION

For the text of the proposed amendments, deletions are indicated by strikeouts and additions are indicated by underlining.

ARTICLE VIII

1.	DEFINITIONS.

For the purposes of this Article VIII and the following Article IX:

(a)	“Affiliate” and “Associate” have the meanings set forth in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on March 15, 1987.

(b)	“Beneficially Owns” has the meaning set forth in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on March 15, 1987.

(c)

“Business Combination” means (i) any merger, consolidation, combination or reorganization of the corporation or a Subsidiary with or into a Related Person or of a Related Person with or into the corporation or a Subsidiary, (ii) any sale, lease, exchange, transfer, liquidation or other disposition (in one transaction or a series of transactions), including without limitation, a mortgage or any other security device, of assets of the corporation and/or one or more Subsidiaries (including without limitation any voting securities of a Subsidiary) constituting a Substantial Part of the corporation, to a Related Person, (iii) any sale, lease, exchange, transfer, liquidation or other disposition (in one transaction or a series of transactions), including without limitation, a mortgage or any other security device, of assets of a Related Person (including without limitation any voting securities of a subsidiary of such Related Person) constituting a Substantial Part of such Related Person, to the corporation and/or one or more Subsidiaries, (iv) the issuance or transfer of any securities (other than by way of a pro rata distribution to all shareholders) of the corporation or a Subsidiary to a Related Person which, when aggregated with all prior issuances and transfers to such Related Person of securities of the corporation or such Subsidiary during the preceding 365 days, constitutes five percent (5%) or more of the outstanding class or series of securities of the corporation or such Subsidiary, (v) the acquisition by the corporation or a Subsidiary of any securities issued by a Related Person if, after giving effect thereto, the corporation and its Subsidiaries would own an aggregate of one percent (1%) or more of (A) the outstanding shares of any class or series of any security issued by the Related Person or (B) the outstanding principal amount of any class or series of any debt security issued by the Related Person (for purposes of such calculation, the corporation and its Subsidiaries shall be deemed to own at the time of such calculation any such equity or debt securities of the Related Person that may then or thereafter be acquired (x) upon the exercise of any options, warrants or other rights then owned by the corporation or a Subsidiary or (y) upon the conversion or exchange of any other security then owned by the corporation or a Subsidiary); (vi) any recapitalization or reorganization that would have the effect, directly or indirectly, of increasing the voting power of a Related Person, and (vii) any agreement, contract or other arrangement providing for any of the transactions described in this definition of a Business Combination.

(d)

“Continuing Director” means, as to any Related Person, any member of the Board of Directors who (i) is unaffiliated with and is not the Related Person and (ii) was a member of the Board of Directors either on

B-1

the Effective Date or prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with the Related Person and who is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board of Directors.

(e)	“Disinterested Shares” means, as to any Related Person, shares of Voting Stock held by shareholders other than such Related Person.

(f)

“Fair Market Value” means: (i) in the case of stock, the highest closing sale price during the thirty (30) day period immediately preceding and including the date in question of a share of such stock on the Composite Tape for securities listed on the New York Stock Exchange, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the thirty (30) day period preceding and including the date in question on the National Association of Securities Dealers, Inc. Automated Quotation System or any other quotation reporting system then in general use, or, if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by the Continuing Directors in good faith, which determination shall be final; and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the Continuing Directors in good faith, which determination shall be final. In making such determinations, the Board may rely in good faith upon the books of account or other records of the corporation or statements prepared by its officers or by independent accountants or by an appraiser selected with reasonable care by the Board.

(g)

“Related Person” means and includes an individual, corporation, partnership or other person or entity, or any group of two or more of any of the foregoing that have agreed to act together, which, together with its or their Affiliates and Associates, Beneficially Owns, in the aggregate, five percent (5%) (the “Threshold Percentage”) or more of the outstanding Voting Stock, and any Affiliate or Associate of any such individual, corporation, partnership or other person or entity; provided, however, that the term “Related Person” shall not include any individual, corporation, partnership or other person, entity or group which beneficially owned on March 15, 1987 five percent (5%) or more of the fully diluted capital stock of ECAD, Inc., a California corporation (“Excluded Person”) or any Affiliate or Associate of an Excluded Person.

(h)

“Subsidiary” means any corporation in which the corporation owns, directly or indirectly, securities which entitle the corporation to elect a majority of the board of directors of such corporation or which otherwise give to the corporation the power to control such corporation.

(i)

“Substantial Part” means more than ten percent (10%) of the fair market value of the total consolidated assets of the corporation in question and its subsidiaries as of the end of its most recent fiscal year ending prior to the time the determination is being made.

(j)

“Voting Stock” means all outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors of the corporation, and each reference to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the votes entitled to be cast by such shares.

2.	VOTE REQUIRED FOR CERTAIN BUSINESS COMBINATIONS.

Except as otherwise expressly provided in Section 3 of this Article VIII, in addition to any affirmative vote required by law or by any other provision of this Restated Certificate of Incorporation, and in addition to any voting rights granted to or held by holders of Preferred Stock, the approval or authorization of any Business Combination shall require (~~A~~a) the affirmative vote of the holders of not less than ~~sixty six percent (66%)~~a majority of the outstanding shares of Voting Stock, voting together as a single class (the “~~66%~~ Voting Requirement”) and (b) the affirmative vote of the holders of a majority of the Disinterested Shares. Such

B-2

affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any securities exchange or otherwise.

3.	EXCEPTIONS.

(a)

Section 2 of this Article VIII shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as may be required by law, by any voting rights granted to or held by holders of Preferred Stock and by any other provision of this Restated Certificate of Incorporation, if the Business Combination shall have been approved by a majority of the Continuing Directors, even if the Continuing Directors do not constitute a quorum of the entire Board of Directors, it being understood that this condition shall not be capable of satisfaction unless there is at least one Continuing Director.

(b)

The ~~66%~~ Voting Requirement of Section 2 of this Article VIII shall not be applicable to any particular Business Combination in which shareholders of the corporation, in one or more transactions, are to receive cash, securities or other property in exchange for their shares of capital stock of the corporation, and such Business Combination shall require only such affirmative vote as may be required by law, by any voting rights granted to or held by holders of Preferred Stock and by any other provisions of this Restated Certificate of Incorporation, if all of the following conditions are met:

(i)

The aggregate amount of cash plus the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the higher of the following:

(A)

(if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid or agreed to be paid by the Related Person for any shares of Common Stock acquired by it (1) within the period of two (2) years immediately prior to and including the date of the most recent public announcement of the proposal of the Business Combination (the “Announcement Date”) or (2) in the transaction or series of transactions in which it became a Related Person, whichever is higher, or

(B)

the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Related Person became a Related Person (such latter date is referred to as the “Determination Date”), whichever is higher; and

(ii)

The aggregate amount of the cash plus the Fair Market Value as of the date of the consummation of the Business Combination of any consideration other than cash to be received per share by holders of shares of any of a particular class or series of outstanding capital stock, other than Common Stock, shall be at least equal to the highest of the following (it being intended that the requirements of this paragraph (b)(ii) of this Section 3 shall be required to be met with respect to every class or series of outstanding capital stock other than Common Stock whether or not the Related Person has previously acquired any shares of that particular class or series of capital stock):

(A)

(if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid or agreed to be paid by the Related Person for any shares of such class or series of capital stock acquired by it (1) within the period of two (2) years immediately prior to and including the Announcement Date or (2) in the transaction or series of transactions in which it became a Related Person, whichever is higher, or

(B)

(if applicable) the redemption price of the shares of such class or series, or if such shares have no redemption price, the highest amount per share which such class or series was entitled to receive upon liquidation, dissolution or winding up of the corporation as of the Announcement Date or the Determination Date, whichever is higher; or

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(C)	the Fair Market Value per share of such class or series on the Announcement Date or on the Determination Date, whichever is higher; and

(iii)

The consideration to be received by holders of a particular class or series of outstanding capital stock (including, without limitation, Common Stock) shall be in cash or in the same form as the Related Person has previously paid for shares of such class or series of capital stock. If the Related Person has paid for shares of any class or series of capital stock with varying forms of consideration, the form of consideration for such class or series of capital stock shall be either cash or the form used to acquire the largest number of shares of such class or series of capital stock previously acquired by the Related Person; and

(iv)

The Business Combination is approved by the affirmative vote of the holders of a majority of the Disinterested Shares. The price determined in accordance with paragraph (b)(i) and (b)(ii) of this Section 3 shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

4.	DETERMINATION OF COMPLIANCE.

A majority of the total number of Continuing Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article VIII, including, without limitation: (a) whether a person is a Related Person. (b) the number of shares of capital stock a person Beneficially Owns, (c) whether a person is an Affiliate or Associate of another, (d) whether the applicable conditions set forth in paragraph (b) of Section 3 of this Article VIII have been met with respect to any Business Combination, and (e) whether the proposed transaction is a Business Combination. A majority of the Continuing Directors shall have the further power to interpret all of the other terms and provisions of this Article VIII.

ARTICLE IX

In addition to any affirmative vote required by applicable law and any voting rights granted to or held by the holders of Preferred Stock, any alteration, amendment, repeal or rescission (any “Change”) of Article VIII or this Article IX of this Restated Certificate of Incorporation must be approved either (i) by a majority of the authorized number of directors and, if one or more Related Persons exist, by a majority of the directors who are Continuing Directors with respect to all Related Persons, or (ii) by the affirmative vote of the holders of not less than ~~sixty six percent (66%)~~a majority of the outstanding Voting Stock of the corporation and, if the Change is proposed by or on behalf of a Related Person or a director affiliated with a Related Person, by the affirmative vote of the holders of a majority of the Disinterested Shares. Subject to the foregoing, the corporation reserves the right to amend, alter, repeal or rescind any provision contained in this Restated Certificate of Incorporation in the manner now or hereafter prescribed by law.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Your vote matters – here’s how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m. Eastern Time on May 1, 2019.

Online

Go to www.envisionreports.com/CDNS or scan the QR code – login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals —	THE BOARD OF DIRECTORS OF CADENCE DESIGN SYSTEMS, INC. RECOMMENDS A
VOTE FOR EACH OF THE NINE DIRECTOR NOMINEES FOR ELECTION, AND A VOTE FOR PROPOSALS 2, 3, 4 AND 5.

+
1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 - Mark W. Adams	☐	☐	☐	02 - Susan L. Bostrom	☐	☐	☐	03 - James D. Plummer	☐	☐	☐

	04 - Alberto Sangiovanni- Vincentelli	☐	☐	☐	05 - John B. Shoven	☐	☐	☐	06 - Roger S. Siboni	☐	☐	☐

	07 - Young K. Sohn	☐	☐	☐	08 - Lip-Bu Tan	☐	☐	☐	09 - Mary Agnes Wilderotter	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Approval of the amendment of the Omnibus Equity Incentive Plan.	☐	☐	☐	3. Approval of the amendment of the Restated Certificate of Incorporation to eliminate supermajority vote requirements for specified corporate actions.	☐	☐	☐
	For	Against	Abstain		For	Against	Abstain
4. Advisory resolution to approve named executive officer compensation.	☐	☐	☐	5. Ratification of the selection of KPMG LLP as the independent registered public accounting firm of Cadence for its fiscal year ending December 28, 2019.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

⬛	9 4 B M	+

030M8A

Important notice regarding the internet availability of proxy materials for the 2019 Annual Meeting of Stockholders of Cadence Design Systems, Inc. The 2019 Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 29, 2018 of Cadence Design Systems, Inc. are available at http://www.envisionreports.com/CDNS.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/CDNS

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Cadence Design Systems, Inc.	+

PROXY SOLICITED FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 2, 2019

The undersigned hereby appoints Lip-Bu Tan, John M. Wall and James J. Cowie, or any of them, each with power of substitution, to attend and to represent the undersigned at the 2019 Annual Meeting of Stockholders of Cadence Design Systems, Inc., to be held at the offices of Cadence Design Systems, Inc. located at 2655 Seely Avenue, Building 10, San Jose, California 95134, on May 2, 2019 at 1:00 p.m. Pacific Time, and any continuation or adjournment thereof, and to vote the number of shares of common stock of Cadence Design Systems, Inc. that the undersigned would be entitled to vote if personally present at the meeting in accordance with the instructions set forth on this proxy card. Any proxy previously given by the undersigned with respect to such shares of common stock is hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CADENCE DESIGN SYSTEMS, INC.

THE SHARES WILL BE VOTED AS DIRECTED ON THE REVERSE. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR EACH OF THE NINE DIRECTOR NOMINEES FOR ELECTION, AND FOR PROPOSALS 2, 3, 4 AND 5. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE 2019 ANNUAL MEETING OF STOCKHOLDERS, PROXIES WILL BE VOTED ON THESE MATTERS AS THE PROXIES NAMED ABOVE MAY DETERMINE IN THEIR SOLE DISCRETION.

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE.)

C	Non-Voting Items

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